UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-21457

Name of Fund: BlackRock Allocation Target Shares

Series A Portfolio

Series C Portfolio

Series E Portfolio

Series M Portfolio

Series P Portfolio

Series S Portfolio

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Allocation

Target Shares, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 03/31/2016

Date of reporting period: 03/31/2016

Item 1 – Report to Stockholders

MARCH 31, 2016

ANNUAL REPORT	BLACKROCK®

BlackRock Allocation Target Shares

▶   Series A Portfolio

▶   Series C Portfolio

▶   Series E Portfolio

▶   Series M Portfolio

▶   Series P Portfolio

▶   Series S Portfolio

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

2	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2016

The Markets in Review

Dear Shareholder,

Diverging monetary policies and shifting economic outlooks across regions have been the overarching themes driving financial markets over the past couple of years. Investors spent most of 2015 anticipating the end of the Federal Reserve’s (the “Fed”) near-zero interest rate policy as U.S. growth outpaced other developed markets. The Fed ultimately hiked rates in December, whereas the European Central Bank and the Bank of Japan took additional steps to stimulate growth, even introducing negative interest rates. The U.S. dollar had strengthened considerably ahead of these developments, causing profit challenges for U.S. companies that generate revenues overseas, and pressuring emerging market currencies and commodities prices.

Global market volatility increased in the latter part of 2015 and spilled over into early 2016. Oil prices were a key factor behind the instability after collapsing in mid-2015 due to excess global supply. China, one of the world’s largest consumers of oil, was another notable source of stress for financial markets. Signs of slowing economic growth, a depreciating yuan and declining confidence in the country’s policymakers stoked investors’ worries about the potential impact of China’s weakness on the global economy.

Fears of a global recession started to fade toward the end of the first quarter of 2016 and volatility abated. Central bank stimulus in Europe and Japan, combined with a more tempered outlook for rate hikes in the United States, helped bolster financial markets. A softening in U.S. dollar strength offered some relief to U.S. exporters and emerging market economies. Oil prices found firmer footing as global supply showed signs of leveling off.

The selloff in risk assets at the turn of the year has resulted in more reasonable valuations and some appealing entry points for investors today. However, investors continue to face the headwinds of uncertainty around China’s growth trajectory and currency management, the potential consequences of negative interest rates and geopolitical risks.

For the 12 months ended March 31, 2016, higher-quality assets such as municipal bonds, U.S. Treasuries and investment grade corporate bonds generated positive returns, while riskier assets such as non-U.S. and small cap equities broadly declined.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to adjust accordingly as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of March 31, 2016
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	8.49%	1.78%
U.S. small cap equities (Russell 2000® Index)	2.02	(9.76)
International equities (MSCI Europe, Australasia, Far East Index)	1.56	(8.27)
Emerging market equities (MSCI Emerging Markets Index)	6.41	(12.03)
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.10	0.12
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	3.27	3.05
U.S. investment grade bonds (Barclays U.S. Aggregate Bond Index)	2.44	1.96
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.23	3.95
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	1.23	(3.66)

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of March 31, 2016	Series A Portfolio

Investment Objective

Series A Portfolio’s (the “Fund”) investment objective is to seek a high level of current income consistent with capital preservation.

The Fund commenced operations on September 21, 2015.

Portfolio Management Commentary

How did the Fund perform?

•

For the period since the Fund’s inception (September 21, 2015) through March 31, 2016, the Fund outperformed its reference benchmark. Shares of the Fund can be purchased or held only by or on behalf of certain separately managed account clients and collective trust funds managed by BlackRock Institutional Trust Company, N.A. Comparisons of the Fund’s performance versus its benchmark index will differ from comparisons of the benchmark against the performance of the separately managed accounts.

What factors influenced performance?

•

The most significant positive contributions to the Fund’s performance came from out-of-benchmark allocations to commercial mortgage-backed securities (“CMBS”) interest-only classes as well as auto and student loan asset-backed securities (“ABS”).

•	Detractors from performance for the period came from underweight exposures to 10-year AAA-rated issues within CMBS and to credit card-
backed issues within ABS. Allocations to subprime and Alt-A non-agency residential mortgage-backed securities (“MBS”) also hindered the Fund’s performance during the period.

Describe recent portfolio activity.

•	The Fund reduced its overweight exposure to legacy non-agency MBS issued before 2008 and lowered its weighting to ABS. The portfolio maintained its overall CMBS weight.

Describe portfolio positioning at period end.

•

Within the Fund’s MBS allocation, the Fund ended the period with a focus on non-agency issues, although this weighting was reduced over the period. In comparison to its benchmark index, outside of MBS, the Fund was underweight in auto loans and credit cards within ABS, while favoring student loans. Within CMBS, the Fund was overweight in interest-only securities versus pass-through issues.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Total Investments[1]
Asset-Backed Securities	54%
Non-Agency Mortgage-Backed Securities	45
U.S. Government Sponsored Agency Securities	1

Credit Quality Allocation[2]	Percent of Total Investments[1]
AAA/Aaa[3]	8%
A	7
BBB/Baa	3
BB/Ba	13
B	7
CCC/Caa	17
CC/Ca	12
C	7
N/R	26

[1]	Total investments exclude short-term securities.

[2]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[3]

The investment advisor evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment advisor has deemed not-rated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/ Aaa.

4	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2016

Series A Portfolio

Total Return Based on a $10,000 Investment

[1]

The Fund is non-diversified and will primarily invest its assets in fixed income securities, such as asset-backed securities, commercial and residential mortgage-backed securities issued or guaranteed by the U.S. Government, various agencies of the U.S. Government or various instrumentalities that have been established or sponsored by the U.S. Government, commercial and residential mortgage-backed securities issued by banks and other financial institutions, collateralized mortgage obligations (“CMOs”), loans backed by commercial or residential real estate, derivatives and repurchase agreements and reverse repurchase agreements.

[2]

An unmanaged, market value weighted index of fixed-income securities issued in U.S. dollars, including U.S. government and investment grade debt, non-investment grade debt, asset-backed and mortgage-backed securities, Eurobonds, 144A securities and emerging market debt with maturities of at least one year.

[3]

A customized weighted index comprised of the returns of the Barclays U.S. Asset-Backed Securities Index (50%)/Barclays Non-Agency Investment Grade CMBS Index (50%). The Barclays U.S. Asset-Backed Securities Index is composed of debt securities backed by credit card, auto and home equity loans that are rated investment grade or higher by Moody’s, S&P or Fitch. Issues must have at least one year to maturity and an outstanding par value of at least $50 million. The Barclays Non-Agency Investment Grade CMBS Index measures the market of conduit and fusion CMBS deals with a minimum current deal size of $300 million that are rated investment grade or higher using the middle rating of Moody’s S&P, and Fitch after dropping the highest and lowest available ratings. Securities must have a remaining average life of at least one year and must be fixed-rate, weighted average coupon (WAC), or capped WAC securities.

[4]	Commencement of operations.

Performance Summary for the Period Ended March 31, 2016
		Aggregate Total Returns[5]
	6-Month Total Returns	Since Inception[6]
Series A Portfolio	1.76%	2.07%
Barclays U.S. Universal Index	2.51	2.74
Reference Benchmark	1.54	2.01

[5]	See “About Fund Performance” on page 16 for a detailed description of performance related information.

[6]	The Fund commenced operations on September 21, 2015.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value October 1, 2015	Ending Account Value March 31, 2016	Expenses Paid During the Period[7]	Beginning Account Value October 1, 2015	Ending Account Value March 31, 2016	Expenses Paid During the Period[7]	Annualized Expense Ratio
Series A Portfolio	$1,000.00	$1,017.60	$0.05	$1,000.00	$1,024.95	$0.05	0.01%

[7]

For shares of the Fund, expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses and interest expense, incurred by the Fund. This agreement has no fixed term.

[8]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 16 for further information on how expenses were calculated.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2016	5

Fund Summary as of March 31, 2016	Series C Portfolio

Investment Objective

Series C Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended March 31, 2016, the Fund underperformed its benchmark, the Barclays U.S. Credit Index. Shares of the Fund can be purchased or held only by or on behalf of certain separately managed account clients. Comparisons of the Fund’s performance versus its benchmark index will differ from comparisons of the benchmark against the performance of the separately managed accounts.

What factors influenced performance?

•

The Fund’s underperformance was driven by its exposure to the midstream energy and metals & mining subsectors, which underperformed due to the significant decline in commodity prices. Duration and yield curve positioning also hurt performance, as the Fund remained short duration for much of 2015 in expectation of a rate hike by the Fed. However, the Fed did not raise rates off of its near-zero interest rate policy until December, contributing to a decline in prevailing yields. (Duration is a measure of interest rate sensitivity; bond prices rise as yields fall.) Additionally, the Fund had a curve flattening bias relative to the benchmark. This positioning hurt performance since the yield curve in fact steepened within the 10- to 30-year range. (A flattening of the yield curve indicates outperformance for longer-term bonds.)

•

Security selection within the financials sector made a positive contribution to performance. A tilt towards the oil field services sub-sector within industrials also aided performance due to the drop in oil prices. Investments in the tobacco sector, together with security selection in emerging markets, further contributed to results.

•	The Fund held derivatives for the purpose of managing interest rate risk and risks related to cash flows in and out of the Fund. The use of derivatives did not have a material impact on performance.

•

The Fund held a higher-than-normal average cash balance during the period, which reflected the investment advisor’s more cautious view on credit and its bias towards being more selective in terms of individual issues.

Describe recent portfolio activity.

•

The Fund increased its overall allocation to industrials by raising its weightings in the communications, energy, and consumer non-cyclical industries. The Fund reduced its overweight in financials, particularly after the sector began underperforming in 2016. From a ratings perspective, the Fund increased its allocation to BBB-rated bonds while reducing its positions in those rated single A.

Describe portfolio positioning at period end.

•

Relative to the benchmark, the Fund remained overweight in the financial sector, particularly U.S. banks, despite its decision to reduce its weighting in the segment. In addition, the Fund was underweight in the utilities and industrials sectors. However, within industrials, the Fund was overweight in communications (primarily the cable and satellite group) and energy (particularly midstream issuers). The Fund was also underweight in the basic industry, technology, consumer cyclical, capital goods and consumer non-cyclical subsectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Total Investments[1]
Corporate Bonds	85%
U.S. Treasury Obligations	6
Capital Trusts	3
Taxable Municipal Bonds	2
Foreign Government Obligations	2
Foreign Agency Obligations	2

Credit Quality Allocation[2]	Percent of Total Investments[1]
AAA/Aaa[3]	6%
AA/Aa	10
A	35
BBB/Baa	48
BB/Ba	1

[1]	Total investments exclude short-term securities and options purchased.

[2]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[3]

The investment advisor evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment advisor has deemed not-rated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

6	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2016

Series C Portfolio

Total Return Based on a $10,000 Investment

[1]

The Fund is non-diversified and will primarily invest its assets in investment grade fixed income securities, such as corporate bonds, notes and debentures, asset-backed securities, commercial and residential mortgage-backed securities, obligations of non-U.S. governments and supranational organizations which are chartered to promote economic development, collateralized mortgage obligations, U.S. Treasury and agency securities, cash equivalent investments, when-issued and delayed delivery securities, derivatives, repurchase agreements and reverse repurchase agreements.

[2]

An unmanaged index that includes publicly issued U.S. corporate and non-corporate securities which include foreign agencies, sovereigns, supranationals and local authorities that meet the specified maturity, liquidity, and quality requirements.

Performance Summary for the Period Ended March 31, 2016

		Average Annual Total Returns[3]
	6-Month Total Returns	1 Year	5 Years	10 Years
Series C Portfolio	3.20%	0.70%	5.78%	6.06%
Barclays U.S. Credit Index	3.38	0.93	5.00	5.70

[3]	See “About Fund Performance” on page 16 for a detailed description of performance related information.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[5]
	Beginning Account Value October 1, 2015	Ending Account Value March 31, 2016	Expenses Paid During the Period[4]	Beginning Account Value October 1, 2015	Ending Account Value March 31, 2016	Expenses Paid During the Period[4]	Annualized Expense Ratio
Series C Portfolio	$1,000.00	$1,032.00	$0.00	$1,000.00	$1,025.00	$0.00	0.00%

[4]

For shares of the Fund, expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses and interest expense, incurred by the Fund. This agreement has no fixed term.

[5]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.
See “Disclosure of Expenses” on page 16 for further information on how expenses were calculated.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2016	7

Fund Summary as of March 31, 2016	Series E Portfolio

Investment Objective

Series E Portfolio’s (the “Fund”) investment objective is to seek to maximize Federal tax-free yield with a secondary goal of total return.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended March 31, 2016, the Fund outperformed its benchmark index, a customized “Reference Benchmark” consisting of 50% S&P® Municipal High-Yield Index,
25% S&P® Municipal Bond A Rating Band Index using the returns of only those A rated bonds that have maturities greater than five years and 25% S&P® Municipal Bond BBB Rating Band Index using the returns of only those BBB rated bonds that have maturities greater than five years. Shares of the Fund can be purchased or held only by or on behalf of certain separately managed account clients. Comparisons of the Fund’s performance versus its benchmark index will differ from comparisons of the benchmark against the performance of the separately managed accounts.

What factors influenced performance?

•

The Fund’s performance was helped by its large underweight in the tax-backed (states) sector. Security selection in this sector was a further positive due largely to an underweight position in Puerto Rico issues, which experienced negative returns during the period. The Fund’s positioning among the various credit tiers was an additional positive, led by overweights in bonds rated BBB and A, as well as an underweight in those rated CCC. Overweight positions in the health care and education sectors also contributed to performance.

•

In relation to its benchmark index, the Fund’s underweight position in B-rated bonds, which outperformed, was the largest detractor. Security selection in the tobacco sector was also an added detractor. Although the Fund benefited from being overweight in tobacco issues — which significantly outperformed all other sectors — most of its exposure was to higher-quality tobacco issues that lagged the lower-quality bonds in the sector. An underweight position in utilities also hindered Fund results.

•	The Fund maintained its position in U.S. Treasury futures in order to reduce the portfolio’s interest-rate sensitivity. This strategy was a slight detractor given that yields fell (as prices rose).

Describe recent portfolio activity.

•

At a time in which the Fund received substantial inflows, the investment advisor’s activity largely reflected its effort to keep the portfolio fully invested and maintain cash reserves at less than 5%. It also added securities with longer-dated maturities to reinforce the Fund’s bias towards a flattening yield curve (i.e., outperformance for longer-term bonds relative to their shorter-term counterparts). The investment advisor added to the Fund’s allocation to the tax-backed (states and local), tobacco, housing and corporate sectors, while decreasing its weighting in transportation and health care. The Fund also increased its leverage to help generate a higher level of income.

Describe portfolio positioning at period end.

•

The Fund’s duration (interest rate sensitivity) was closely in line with the benchmark, while its yield curve positioning was weighted towards longer-term bonds to maximize income and maintain the portfolio’s bias in favor of a flattening yield curve. In relation to its benchmark index, sector overweights included education, health care, housing, corporates, transportation, tobacco and development districts. Notable underweights included tax-backed (states and local) and utilities. The Fund was overweight in issuers with A and BBB ratings, while it was underweight in both higher-quality issuers (those rated AAA and AA) and lower-quality issuers (BB through C).

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Sector Allocation	Percent of Total Investments[1]
County/City/Special District/School District	23%
Health	18
Transportation	17
Tobacco	14
Education	10
Utilities	8
Housing	7
Corporate	2
Health Care	1

Credit Quality Allocation[2]	Percent of Total Investments[1]
AAA/Aaa	4%
AA/Aa	15
A	20
BBB/Baa	21
BB/Ba	12
B	6
N/R	22

[1]	Total investments exclude short-term securities.

[2]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

8	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2016

Series E Portfolio

Total Return Based on a $10,000 Investment

[1]

The Fund is diversified and will invest in investment grade and non-investment grade municipal bonds. Under normal circumstances, the Fund maintains an average portfolio duration that is within ±25% of the duration of the Reference Benchmark.

[2]

The S&P® Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the S&P® Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than one month.

[3]

A customized weighted index comprised of the returns of the S&P® Municipal High-Yield Index (50%)/S&P® Municipal Bond A Rating Band Index (25%) using the returns of only those A rated bonds that have maturities greater than 5 years/S&P® Municipal Bond BBB Rating Band Index (25%) using the returns of only those BBB rated bonds that have the maturities greater than 5 years. The benchmark value used to calculate since inception return is from the close of July 31, 2014. By using this value the benchmark is using 2 extra days of performance (August 1, 2014 and August 4, 2014) compared to the Fund.

[4]	Commencement of operations.

Performance Summary for the Period Ended March 31, 2016

		Average Annual Total Returns[5]
	6-Month Total Returns	1 Year	Since Inception[6]
Series E Portfolio	6.45%	7.15%	9.04%
S&P® Municipal Bond Index	3.23	3.95	4.67
Reference Benchmark	4.20	4.32	6.14	[7]

[5]	See “About Fund Performance” on page 16 for a detailed description of performance related information.

[6]	The Fund commenced operations on August 4, 2014.

[7]

The benchmark value used to calculate since inception return is from the close of July 31, 2014. By using this value the benchmark is using 2 extra days of performance (August 1, 2014 and August 4, 2014) compared to the Fund.

Past performance is not indicative of future results.

Expense Example

	Actual				Hypothetical[10]
			Including Interest Expense	Excluding Interest Expense		Including Interest Expense		Excluding Interest Expense
	Beginning Account Value October 1, 2015	Ending Account Value March 31, 2016	Expenses Paid During the Period[8]	Expenses Paid During the Period[9]	Beginning Account Value October 1, 2015	Ending Account Value March 31, 2016	Expenses Paid During the Period[8]	Ending Account Value March 31, 2016	Expenses Paid During the Period[9]
Series E Portfolio	$1,000.00	$1,064.50	$0.21	$0.00	$1,000.00	$1,024.80	$0.20	$1,025.00	$0.00

[8]

For shares of the Fund, expenses are equal to the annualized expense ratio of 0.04%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses and interest expense, incurred by the Fund. This agreement has no fixed term.

[9]

For shares of the Fund, expenses are equal to the annualized expense ratio of 0.00%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses and interest expense, incurred by the Fund. This agreement has no fixed term.

[10]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 16 for further information on how expenses were calculated.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2016	9

Fund Summary as of March 31, 2016	Series M Portfolio

Investment Objective

Series M Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended March 31, 2016, the Fund performed in-line with its benchmark, the Barclays MBS Index. Shares of the Fund can be purchased or held only by or on behalf of certain separately managed account clients. Comparisons of the Fund’s performance versus its benchmark index will differ from comparisons of the benchmark against the performance of the separately managed accounts.

What factors influenced performance?

•

Positive contributors to the Fund’s performance came in the first half of the period from out-of-benchmark allocations to commercial mortgage-backed securities (“CMBS”) and agency collateralized mortgage obligations (“CMOs”) as continued strong demand from yield-based investors provided support for those segments. In the fourth quarter of 2015, an allocation to non-agency residential mortgage-backed securities (“MBS”) combined with a short front-end duration stance added to returns. In the first quarter of 2016, an underweight allocation to Fannie Mae securities and tactical long exposure to Ginnie Mae II securities added to performance. Selection within 30-year and 15-year MBS pass-throughs also supported performance.

•	Fixed-interest payer positions in 5-year and 10-year swaps detracted from performance.

Describe recent portfolio activity.

•

As mortgage prepayments became more of a concern during the first half of the period, the Fund moved from an underweight to a neutral weighting with respect to 15-year MBS, while increasing the underweight in 30-year MBS. In addition, the Fund reduced its holdings of asset-

backed securities, CMOs and agency interest-only securities. Finally, the Fund reduced its underweight in agency adjustable-rate mortgage securities (“ARMS”) and added to overweight positions in CMBS.

•

As the period progressed, the Fund, in seeking to navigate the cross currents within agency MBS, favored allocations to segments that demonstrated lower degrees of prepayment sensitivity. This included higher coupon positions where borrowers demonstrated very low degrees of refinance sensitivity. The Fund continued to favor allocations to call-protected specified pools, preferring seasoned, lower loan-balance pools to protect against a potential rising rate environment given their shorter duration profile. In addition, the Fund selectively added exposure to agency hybrid ARMS with longer resets. In early 2016, the Fund reduced its exposures to 10-year Treasury Inflation Protected Securities and 10-year agency debentures.

•	The Fund had a slightly elevated cash positon at period-end. The Fund’s cash position did not have a material impact on performance for the 12-month period.

Describe portfolio positioning at period end.

•

Relative to the Barclays MBS Index, the Fund ended the period with a neutral stance to duration (a measure of sensitivity to changes in market interest rates). With respect to sectors, the Fund held an essentially neutral weighting in agency MBS overall. This positioning was based on the view that the global search for yield continues to support the sector despite high supply and prepayment concerns given low current mortgage rates. Finally, the Fund was underweight in Ginnie Maes and overweight in conventional 30-year MBS.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Total Investments[1]
U.S. Government Sponsored Agency Securities	94%
Non-Agency Mortgage-Backed Securities	6

Credit Quality Allocation[2]	Percent of Total Investments[1]
AAA/Aaa[3]	97%
AA/Aa	2
N/R	1

1	Total investments exclude short-term securities.

2	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

3	The investment advisor evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment advisor has deemed not-rated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/ Aaa.

10	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2016

Series M Portfolio

Total Return Based on a $10,000 Investment

[1]

The Fund is non-diversified and will primarily invest its assets in investment grade commercial and residential mortgage-backed securities, asset-backed securities, collateralized mortgage obligations, U.S. Treasury and agency securities, cash equivalent instruments, when-issued and delayed delivery securities, derivatives and dollar rolls.

[2]	An unmanaged index that includes the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac that meet the maturity and liquidity criteria.

Performance Summary for the Period Ended March 31, 2016
		Average Annual Total Returns[3]
	6-Month Total Returns	1 Year	5 Years	10 Years
Series M Portfolio	1.96%	2.44%	5.63%	5.14%
Barclays MBS Index	1.87	2.43	3.24	4.85

[3]	See “About Fund Performance” on page 16 for a detailed description of performance related information.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[5]
	Beginning Account Value October 1, 2015	Ending Account Value March 31, 2016	Expenses Paid During the Period[4]	Beginning Account Value October 1, 2015	Ending Account Value March 31, 2016	Expenses Paid During the Period[4]	Annualized Expense Ratio
Series M Portfolio	$1,000.00	$1,019.60	$0.00	$1,000.00	$1,025.00	$0.00	0.00%

[4]

For shares of the Fund, expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses and interest expense, incurred by the Fund. This agreement has no fixed term.

[5]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 16 for further information on how expenses were calculated.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2016	11

Fund Summary as of March 31, 2016	Series P Portfolio

Investment Objective

Series P Portfolio’s (the “Fund”) investment objective is to seek to provide a duration that is the inverse of its benchmark.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended March 31, 2016, the Fund underperformed its benchmark, the Barclays U.S. Treasury 7-10 Year Bond Index. Shares of the Fund can be purchased or held only by or on behalf of certain separately managed account clients. Comparisons of the Fund’s performance versus its benchmark index will differ from comparisons of the benchmark against the performance of the separately managed accounts.

What factors influenced performance?

•

As part of its strategy, the Fund engages in the selling of U.S. Treasury futures and uses interest rate swaps to achieve negative duration (i.e., the inverse effect of the benchmark index duration). As a result of this strategy, the Fund receives and holds cash as collateral for these transactions. During the period, the use of derivatives had a negative impact on Fund returns. The use and costs of derivatives will result in a negative contribution to returns when interest rates fall; however, the Fund’s strategy is designed to offset these costs by holding shares of BlackRock Allocation Target Shares: Series S Portfolio (“Series S Portfolio”), a short-term proprietary fund. The use of derivatives is necessary to achieve the Fund’s objective and should therefore be evaluated in a portfolio context and not as a standalone strategy.

•

The Fund’s allocation to Series S Portfolio contributed to performance for the period. Series S Portfolio generated positive returns from its allocations to structured products, including asset-backed securities (“ABS”) and commercial mortgage-backed securities (“CMBS”). The Fund’s posi-

tions in agency mortgage-backed securities (“MBS”) and corporate bonds also added to performance.

Describe recent portfolio activity.

•

During the 12-month period, the Fund actively managed interest rate risk on the 7- to 10-year part of the yield curve by using derivatives as described above. The Fund maintained its allocation to Series S Portfolio, a short-term proprietary fund, in order to offset the cost of the derivatives.

•

Early in the period, Series S Portfolio increased its allocation to securitized products on the belief that the asset class provided attractive yields, a favorable supply-and-demand profile and relative value opportunities in different sub-sectors. Series S Portfolio also increased its allocation to investment grade corporate bonds, favoring financials. As volatility increased at the end of 2015 due to the first interest rate hike by the Fed in nine years, Series S Portfolio reduced its allocations to ABS, CMBS and corporate issues. Yield spreads in these sectors widened to some of the highest levels of the past few years due to lower commodity prices, global growth concerns and China’s devaluation of its currency. Series S Portfolio used the opportunity to add back to these sectors at the end of the period at more attractive valuations.

Describe portfolio positioning at period end.

•	At period end, the Fund held positions in U.S. Treasury futures, interest rate swaps, Series S Portfolio and the Bank of New York Mellon Cash Reserve money market fund.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Net Assets
Fixed Income Funds	30%
Other Assets Less Liabilities	70

Portfolio Holdings	Percent of Affiliated Investment Companies
BlackRock Allocation Target Shares: Series S Portfolio	100%

12	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2016

Series P Portfolio

Total Return Based on a $10,000 Investment

[1]

The Fund is non-diversified and may invest in a portfolio of securities and other financial instruments, including derivative instruments, in an attempt to provide returns that are the inverse of its benchmark index.

[2]

An unmanaged index that includes all publicly issued U.S. Treasury securities that have a remaining maturity of between 7 and 10 years, are non-convertible, are denominated in U.S. dollars, are rated Baa3 (or better) by Moody’s or BBB- (or better) by S&P, are fixed rate, and have more than $250 million par outstanding.

[3]	Commencement of operations.

Performance Summary for the Period Ended March 31, 2016
	6-Month Total Returns	Average Annual Total Returns[4]
		1 Year	Since Inception[5]
Series P Portfolio	(3.03)%	(4.48)%	(3.59)%
Barclays U.S. Treasury 7-10 Year Bond Index	3.26	3.75	3.09

[4]	See “About Fund Performance” on page 16 for a detailed description of performance related information.

[5]	The Fund commenced operations on March 20, 2013.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[7]
	Beginning Account Value October 1, 2015	Ending Account Value March 31, 2016	Expenses Paid During the Period[6]	Beginning Account Value October 1, 2015	Ending Account Value March 31, 2016	Expenses Paid During the Period[6]	Annualized Expense Ratio
Series P Portfolio	$1,000.00	$969.70	$0.00	$1,000.00	$1,025.00	$0.00	0.00%

[6]

For shares of the Fund, expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown). The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio. BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses and interest expense, incurred by the Fund. This agreement has no fixed term.

[7]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 16 for further information on how expenses were calculated.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2016	13

Fund Summary as of March 31, 2016	Series S Portfolio

Investment Objective

Series S Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended March 31, 2016, the Fund outperformed its benchmark, the BofA Merrill Lynch 1-3 Year U.S. Treasury Index. Shares of the Fund can be purchased or held only by or on behalf of certain separately managed account clients. Comparisons of the Fund’s performance versus its benchmark index will differ from comparisons of the benchmark against the performance of the separately managed accounts.

What factors influenced performance?

•

The main contributors to the Fund’s performance were its allocations to investment grade corporate bonds and agency mortgage-backed securities (“MBS”). An allocation to commercial mortgage-backed securities (“CMBS”) also contributed positively.

•

The Fund’s yield curve positioning and underweight in the sovereign, supranational and agencies segment detracted from relative performance. Positioning in asset-backed securities (“ABS”), which was driven by allocations to student loans and credit cards, was also a slight detractor to performance.

•

As part of its investment strategy, the Fund held derivatives during the period. Interest rate derivatives are used primarily as a means of managing the portfolio’s duration risk (sensitivity to interest rate movements). The Fund also used and traded credit default swaps against individual securities or broad indices to manage credit risk in the portfolio. Credit default swaps against indices also help manage market risk. In addition, the Fund also used and traded foreign currency exchange contracts to manage currency risk in the portfolio. Futures, used for duration and to manage yield curve risk, negatively impacted performance of the Fund for the period.

Describe recent portfolio activity.

•

Early in the period, the Fund increased its allocation to securitized products on the belief that the asset class provided attractive yields, a favorable supply-and-demand profile and relative value opportunities in different sub-sectors. The Fund also increased its allocation to investment grade corporate bonds, favoring financials. As volatility increased at the end of 2015 due to the first interest rate hike by the Fed in nine years, the Fund reduced its allocations to ABS, CMBS and corporate issues. Yield spreads in these sectors widened to some of the highest levels of the past few years due to lower commodity prices, global growth concerns and China’s devaluation of its currency. The Fund used the opportunity to add back to these sectors at more attractive valuations late in the period.

Describe portfolio positioning at period end.

•

The Fund was positioned with a duration slightly above that of its benchmark. (Duration is a measure of interest rate sensitivity). Relative to the benchmark index, the Fund finished the period with overweights in CMBS, agency MBS, and U.S. investment-grade corporate bonds, while underweight in non-U.S. sovereign debt, emerging markets and ABS.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Total Investments[1]
Corporate Bonds	35%
Non-Agency Mortgage-Backed Securities	23
Asset-Backed Securities	21
U.S. Government Sponsored Agency Securities	18
U.S. Treasury Obligations	3

Credit Quality Allocation[2]	Percent of Total Investments[1]
AAA/Aaa[3]	46%
AA/Aa	10
A	19
BBB/Baa	24
N/R	1

[1]	Total investments exclude short-term securities and options purchased.

[2]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[3]

The investment advisor evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment advisor has deemed not-rated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/ Aaa.

14	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2016

Series S Portfolio

Total Return Based on a $10,000 Investment

[1]

The Fund is non-diversified and will primarily invest its assets in investment grade fixed income securities, such as commercial and residential mortgage-backed securities, obligations of non-U.S. governments and supranational organizations, which are chartered to promote economic development, obligations of domestic and non-U.S. corporations, asset-backed securities, U.S. Treasury and agency securities, cash equivalent investments, when-issued and delayed delivery securities, derivatives, repurchase agreements, reverse repurchase agreements and dollar rolls.

[2]	An unmanaged index comprised of Treasury securities with maturities ranging from one to three years.

Performance Summary for the Period Ended March 31, 2016
		Average Annual Total Returns[3]
	6 Months Total Returns	1 Year	5 Years	10 Years
Series S Portfolio	0.61%	1.18%	2.62%	3.96%
BofA Merrill Lynch 1-3 Year U.S. Treasury Index	0.46	0.92	0.87	2.48

[3]	See “About Fund Performance” on page 16 for a detailed description of performance related information.

Past performance is not indicative of future results.

Expense Example
	Actual				Hypothetical[6]
			Including Interest Expense	Excluding Interest Expense		Including Interest Expense		Excluding Interest Expense
	Beginning Account Value October 1, 2015	Ending Account Value March 31, 2016	Expenses Paid During the Period[4]	Expenses Paid During the Period[5]	Beginning Account Value October 1, 2015	Ending Account Value March 31, 2016	Expenses Paid During the Period[4]	Ending Account Value March 31, 2016	Expenses Paid During the Period[5]
Series S Portfolio	$1,000.00	$1,006.10	$1.00	$0.00	$1,000.00	$1,024.00	$1.01	$1,025.00	$0.00

[4]

For shares of the Fund, expenses are equal to the annualized expense ratio of 0.20%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses and interest expense, incurred by the Fund. This agreement has no fixed term.

[5]

For shares of the Fund, expenses are equal to the annualized expense ratio of 0.00%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses and interest expense, incurred by the Fund. This agreement has no fixed term.

[6]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 16 for further information on how expenses were calculated.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2016	15

About Fund Performance

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend/payable dates. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The performance information also reflects fee waivers and reimbursements that subsidize and reduce the total operating expenses of each Fund. The Funds’ returns would have been lower if there were no such waivers and reimbursements.

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) transactional expenses and (b) operating expenses, including administration fees and other fund expenses. The expense examples shown on the previous pages (which are based on a hypothetical investment of $1,000 invested on October 1, 2015 and held through March 31, 2016) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

16	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2016

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance yield and NAV. However, these objectives cannot be achieved in all interest rate environments.

The Funds may utilize leverage through a credit facility, by entering into reverse repurchase agreements.

Series E Portfolio may leverage its assets through the use of proceeds received in tender option bond (“TOB”) transactions, as described in the Notes to Financial Statements. In a TOB transaction, the Fund transfers municipal bonds or other municipal securities into a special purpose entity (a “TOB Trust”). TOB investments generally provide the Fund with economic benefits in periods of declining short-term interest rates, but expose the Fund to risks during periods of rising short-term interest rates. Additionally, fluctuations in the market value of municipal bonds deposited into a TOB Trust may adversely affect the Fund’s NAV per share.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by each Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to the Fund’s shareholders, and the value of these portfolio holdings is reflected in the Fund’s per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Fund had not used leverage.

Furthermore, the value of each Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence each Fund’s NAV positively or negatively in addition to the impact on each Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that a Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV and distribution rates than it would in a comparable fund that does not use leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of a Fund’s shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Funds to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by the Funds’ shareholders and may reduce income.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2016	17

Schedule of Investments March 31, 2016	Series A Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)	Value
ALM VII R-2 Ltd., Series 2013-7R2A, Class D, 5.62%, 4/24/24 (a)(b)	$250	$219,906
ALM XII Ltd., Series 2015-12A, Class D, 6.12%, 4/16/27 (a)(b)	500	409,817
AMMC CLO IX Ltd., Series 2011-9A, Class ER, 8.28%, 1/15/22 (a)(b)	250	231,475
Babson CLO Ltd., Series 2016-1A, Class E, 7.17%, 4/23/27 (a)(b)	250	210,000
Bear Stearns Asset-Backed Securities I Trust, Series 2007-HE2, Class 23A, 0.57%, 3/25/37 (b)	191	140,735
Bear Stearns Asset-Backed Securities Trust, Series 2005-4, Class M2, 1.24%, 1/25/36 (b)	510	473,813
BlueMountain CLO Ltd., Series 2015-1A, Class D, 6.07%, 4/13/27 (a)(b)	250	205,388
Carlyle Global Market Strategies CLO Ltd.:
Series 2015-4A, Class SBB1, 0.01%, 10/20/27 (a)(b)	250	232,500
Series 2016-1A, Class D, 8.23%, 4/20/27 (a)(b)	250	222,125
Carrington Mortgage Loan Trust:
Series 2006-FRE2, Class A2, 0.55%, 10/25/36 (b)	393	202,594
Series 2006-NC3, Class A4, 0.67%, 8/25/36 (b)	630	347,443
CIFC Funding Ltd., Series 2011-1A, Class D, 5.62%, 1/19/23 (a)(b)	500	475,859
Conseco Finance Securitizations Corp., Series 2000-4, Class A6, 8.31%, 5/01/32 (b)	2,521	1,573,819
Countrywide Asset-Backed Certificates, Series 2007-S3, Class A3, 0.81%, 5/25/37 (b)	214	155,082
Credit-Based Asset Servicing and Securitization LLC, Series 2006-SL1, Class A3, 0.65%, 9/25/36 (a)(b)	7,300	1,318,277
CWHEQ Home Equity Loan Trust, Series 2006-S2, Class A3, 5.84%, 7/25/27	1,344	1,462,677
CWHEQ Revolving Home Equity Loan Trust, Series 2006-G, Class 2A, 0.59%, 10/15/36 (b)	717	608,991
GMACM Home Equity Loan Trust, Series 2006-HE1, Class A, 0.65%, 11/25/36 (b)	1,287	1,189,247
GSAMP Trust, Series 2006-FM2, Class A2B, 0.55%, 9/25/36 (b)	179	76,687
Invitation Homes Trust, Series 2014-SFR2, Class E, 3.85%, 9/17/31 (a)(b)	100	95,281
JPMorgan Mortgage Acquisition Trust, Series 2006-WF1, Class A3A, 5.83%, 7/25/36 (c)	1,932	1,069,748
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class M2, 7.17%, 4/15/40 (b)	2,473	1,619,228

Asset-Backed Securities	Par (000)		Value
Long Beach Mortgage Loan Trust:
Series 2006-2, Class 2A3, 0.62%, 3/25/46 (b)	$594		$225,954
Series 2006-4, Class 2A4, 0.69%, 5/25/36 (b)	19		7,480
Series 2006-9, Class 2A3, 0.59%, 10/25/36 (b)	19		6,918
Madison Park Funding XX Ltd., Series 2016-20A, Class E, 8.02%, 4/27/27 (a)(b)	250		217,150
MASTR Asset-Backed Securities Trust, Series 2007-HE1, Class A4, 0.71%, 5/25/37 (b)	83		54,978
Morgan Stanley IXIS Real Estate Capital Trust, Series 2006-2, Class AFPT, 0.50%, 11/25/36 (b)	2,470		993,307
Navient Private Education Loan Trust, Series 2016-AA, Class A2B, 2.71%, 12/15/45 (a)(b)	1,000		974,102
Octagon Investment Partners XXI Ltd., Series 2014-1A, Class D, 7.22%, 11/14/26 (a)(b)	250		204,163
OHA Credit Partners XI Ltd., Series 2015-11A, Class E, 7.02%, 10/20/28 (a)(b)	500		402,462
OneMain Financial Issuance Trust, Series 2015-3A, Class D, 6.94%, 11/20/28 (a)	1,000		1,007,610
OZLM XIV Ltd., Series 2015-14A, Class D, 6.73%, 1/15/29 (a)(b)	500		389,836
Santander Drive Auto Receivables Trust, Series 2012-AA, Class Cert, 0.00%, 12/16/19 (a)	—	(d)	1,062,500
SLM Private Credit Student Loan Trust, Series 2006-A, Class B, 0.93%, 6/15/39 (b)	1,432		1,144,549
SMB Private Education Loan Trust, Series 2015-C, Class C, 4.50%, 9/17/46 (a)	1,000		967,901
Solarcity LMC Series IV LLC, Series 2015-1, Class A, 4.18%, 8/21/45 (a)	97		99,393
Springleaf Funding Trust:
Series 2014-AA, Class B, 3.45%, 12/15/22 (a)	500		492,159
Series 2014-AA, Class C, 4.45%, 12/15/22 (a)	650		634,547
Total Asset-Backed Securities — 55.5%			21,425,701

Portfolio Abbreviations
ABS	Asset-Backed Security	LIBOR	London Interbank Offered Rate
AGM	Assured Guaranty Municipal Corp.	OTC	Over-the-counter
AMT	Alternative Minimum Tax (subject to)	RB	Revenue Bonds
CLO	Collateralized Loan Obligation	REIT	Real Estate Investment Trust
EDA	Economic Development Authority	REMIC	Real Estate Mortgage Investment Conduit
GO	General Obligation Bonds	TBA	To-be-announced
IDA	Industrial Development Authority

See Notes to Financial Statements.

18	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2016

Schedule of Investments (continued)	Series A Portfolio

Non-Agency Mortgage-Backed Securities	Par (000)	Value
Collateralized Mortgage Obligations — 15.0%
Ajax Mortgage Loan Trust, Series 2015-C, Class A, 3.88%, 3/25/57 (a)(c)	$476	$468,031
American Home Mortgage Assets Trust, Series 2006-5, Class A1, 1.24%, 11/25/46 (b)	1,411	665,233
Bear Stearns ALT-A Trust II, Series 2007-1, Class 1A1, 2.86%, 9/25/47 (b)	288	175,447
Bear Stearns Asset-Backed Securities I Trust, Series 2006-AC1, Class 1A2, 6.25%, 2/25/36 (c)	344	263,734
Bear Stearns Mortgage Funding Trust, Series 2007-AR2, Class A1, 0.60%, 3/25/37 (b)	634	506,295
Countrywide Alternative Loan Trust:
Series 2005-72, Class A3, 0.73%, 1/25/36 (b)	999	815,163
Series 2005-76, Class 2A1, 1.32%, 2/25/36 (b)	1,217	1,053,302
Series 2007-9T1, Class 1A1, 6.00%, 5/25/37	382	290,946
GreenPoint Mortgage Funding Trust, Series 2006-AR2, Class 4A1, 2.32%, 3/25/36 (b)	45	34,440
LSTAR Securities Investment Trust:
Series 2015-2, Class A, 2.43%, 1/01/20 (a)(b)	445	434,899
Series 2015-3, Class A, 2.43%, 3/01/20 (a)(b)	271	265,495
Series 2016-2, Class A, 2.44%, 3/01/21 (a)	620	598,672
Washington Mutual Mortgage Pass-Through Certificates, Series 2006-4, Class 3A1, 6.50%, 5/25/36 (c)	311	220,995

		5,792,652
Commercial Mortgage-Backed Securities — 24.2%
CFCRE Commercial Mortgage Trust:
Series 2016-C3, Class A3, 3.87%, 1/10/48	60	64,613
Series 2016-C3, Class D, 3.05%, 1/10/26 (a)(b)	750	498,225
CGGS Commercial Mortgage Trust:
Series 2016-RNDB, Class AFL, 2.15%, 2/15/33 (a)(b)	500	500,000
Series 2016-RNDB, Class DFL, 4.70%, 2/15/33 (a)(b)	490	490,000
Citigroup Commercial Mortgage Trust, Series 2016-P3, Class C, 4.84%, 4/15/49 (b)	250	247,143
Commercial Mortgage Pass-Through Certificates:
Series 2014-TWC, Class E, 3.68%, 2/13/32 (a)(b)	200	190,917
Series 2015-CR23, Class D, 4.26%, 5/10/48 (b)	500	367,214
Series 2016-DC2, Class B, 4.80%, 2/10/49 (b)	40	42,887
Series 2016-DC2, Class C, 4.80%, 2/10/49 (b)	80	78,314
FREMF Mortgage Trust, Series 2015-K50, Class C, 3.78%, 8/25/25 (a)(b)	1,000	740,438
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class FFX, 3.38%, 12/15/19 (a)(b)	1,000	919,387
GS Mortgage Securities Corp. Trust:
Series 2016-ICE2, Class E, 8.94%, 2/15/33 (a)(b)	240	240,075

Non-Agency Mortgage-Backed Securities	Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
Series 2016-RENT, Class C, 4.01%, 2/10/29 (a)	$100	$99,980
GS Mortgage Securities Trust, Series 2014-GC22, Class D, 4.65%, 6/10/47 (a)(b)	500	391,105
Hilton USA Trust, Series 2013-HLT, Class EFX, 5.22%, 11/05/30 (a)(b)	370	372,177
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2015-UES, Class E, 3.62%, 9/05/32 (a)(b)	500	470,231
Series 2016-ATRM, Class D, 5.35%, 10/05/20 (a)	250	247,847
Lone Star Portfolio Trust, Series 2015-LSP, Class E, 6.03%, 9/15/28 (a)(b)	938	923,365
Wells Fargo Commercial Mortgage Trust:
Series 2015-C27, Class D, 3.77%, 2/15/48 (a)	1,000	689,283
Series 2015-NXS3, Class D, 3.15%, 9/15/57 (a)	500	315,736
Series 2015-NXS4, Class D, 3.60%, 12/15/48 (b)	1,000	724,369
Series 2016-C33, Class A4, 3.43%, 3/15/59	500	517,805
Series 2016-NXS5, Class D, 4.88%, 1/15/59 (b)	250	209,753

		9,340,864
Interest Only Commercial Mortgage-Backed Securities — 7.3%
B2R Mortgage Trust, Series 2015-2, Class XA, 2.15%, 11/15/48 (a)(b)	13,280	949,485
BBCMS Trust, Series 2015-SRCH, Class XB, 0.19%, 8/10/35 (a)(b)	12,500	238,750
GS Mortgage Securities Trust, Series 2014-GC20, Class XA, 1.18%, 4/10/47 (b)	2,248	138,641
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C25, Class XA, 1.15%, 10/15/48 (b)	5,688	449,097
Wells Fargo Commercial Mortgage Trust:
Series 2015-NXS3, Class XA, 1.19%, 9/15/57 (b)	6,734	477,377
Series 2016-C33, Class XA, 1.99%, 3/15/59 (b)	4,500	542,745

		2,796,095
Total Non-Agency Mortgage-Backed Securities — 46.5%		17,929,611

U.S. Government Sponsored Agency Securities
Collateralized Mortgage Obligations — 0.3%
Fannie Mae, Series 2016-C02, Class 1M2, 6.44%, 9/25/28 (b)	90	92,232
Interest Only Commercial Mortgage-Backed Securities — 0.6%
Freddie Mac, Series K721, Class X1, 0.34%, 8/25/22 (b)	12,988	245,752
Total U.S. Government Sponsored Agency Securities — 0.9%		337,984
Total Long-Term Investments (Cost — $40,550,320) — 102.9%		39,693,296

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2016	19

Schedule of Investments (continued)	Series A Portfolio

Short-Term Securities	Shares	Value
Dreyfus Treasury Prime, Institutional Class, 0.17% (e)	46,663	$46,663
Total Short-Term Securities (Cost — $46,663) — 0.1%		46,663

Value
Total Investments (Cost — $ 40,596,983) — 103.0%	$39,739,959
Liabilities in Excess of Other Assets — (3.0)%	(1,143,573)

Net Assets — 100.0%	$38,596,386

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate as of period end.

(c)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(d)	Amount is less than $500.

(e)	Current yield as of period end.

Derivative Financial Instruments Outstanding as of Period End

OTC Credit Default Swaps — Sell Protection
Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]	Value	Premiums Paid (Received)	Unrealized Depreciation
CMBX.NA Series 8 BBB-	3.00%	Credit Suisse International	10/17/57	Not Rated	$10	$(1,731)	$(1,057)	$(674)

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Liabilities — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Swaps — OTC	Unrealized depreciation on OTC swaps; Swap premiums received	—	$1,731	—	—	—	—	$1,731

For the year ended March 31, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Swaps	—	$118	—	—	—	—	$118

Net Change in Unrealized Appreciation (Depreciation) on:
Swaps	—	$(674)	—	—	—	—	$(674)

See Notes to Financial Statements.

20	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2016

Schedule of Investments (continued)	Series A Portfolio

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Credit default swaps:
Average notional value — sell protection	$5,000

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Swaps — OTC[1]	—	$1,731
Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	$1,731
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	—	$1,731

[1]	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[1]
Credit Suisse International	$1,731	—	—	—	$1,731

[1]

Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$18,913,091	$2,512,610	$21,425,701
Non-Agency Mortgage-Backed Securities	—	14,281,780	3,647,831	17,929,611
U.S. Government Sponsored Agency Securities	—	245,752	92,232	337,984
Short-Term Securities	$46,663	—	—	46,663

Total	$46,663	$33,440,623	$6,252,673	$39,739,959

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Liabilities:
Credit contracts	—	$(674)	—	$(674)

1	Derivative financial instruments are swaps, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, cash of $29,865 is categorized as Level 1 within the disclosure hierarchy.

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2016	21

Schedule of Investments (concluded)	Series A Portfolio

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Non-Agency Mortgage-Backed Securities	U.S. Government Sponsored Agency Securities	Total
Assets:
Opening Balance, as of September 21, 2015	—	—	—	—
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	—	—	—	—
Accrued discounts/premiums	$ 966	$ 2,342	—	$ 3,308
Net realized gain (loss)	—	148	—	148
Net change in unrealized appreciation (depreciation)[1]	67,015	(86,619)	$ 2,232	(17,372)
Purchases	2,444,629	3,739,934	90,000	6,274,563
Sales	—	(7,974)	—	(7,974)

Closing Balance, as of March 31, 2016	$2,512,610	$3,647,831	$92,232	$6,252,673

Net change in unrealized appreciation (depreciation) on investments still held at March 31, 2016	$ 67,015	$ (86,619)	$ 2,232	$ (17,372)

[1]	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

22	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2016

Schedule of Investments March 31, 2016	Series C Portfolio
(Percentages shown are based on Net Assets)

Capital Trusts	Par (000)	Value
Banks — 0.8%
JPMorgan Chase & Co.:
6.00% (a)(b)	$975	$981,337
7.90% (a)(b)	500	500,000
Wells Fargo & Co.:
5.88% (a)(b)	225	240,255
5.90% (a)(b)	283	286,803
7.98% (a)(b)	817	845,513

		2,853,908
Capital Markets — 0.3%
State Street Capital Trust IV, 1.63%, 6/01/77 (a)	1,075	785,664
State Street Corp., 5.25% (a)(b)	315	318,969

		1,104,633
Consumer Finance — 0.2%
American Express Co., 4.90% (a)(b)	702	630,045
Industrial Conglomerates — 0.2%
General Electric Co., 5.00% (a)(b)	598	615,940
Insurance — 0.8%
Allstate Corp., 5.75%, 8/15/53 (a)	835	848,569
MetLife Capital Trust IV, 7.88%, 12/15/67 (c)	420	483,000
MetLife, Inc., 5.25% (a)(b)	900	860,063
New York Life Insurance Co., 6.75%, 11/15/39 (c)	600	787,141

		2,978,773
Media — 0.6%
NBCUniversal Enterprise, Inc., 5.25% (b)(c)	2,200	2,266,000
Oil, Gas & Consumable Fuels — 0.1%
TransCanada Trust, 5.63%, 5/20/75 (a)	359	316,153
Total Capital Trusts — 3.0%		10,765,452

Corporate Bonds
Aerospace & Defense — 1.2%
Lockheed Martin Corp.:
3.10%, 1/15/23	95	98,533
3.55%, 1/15/26	145	153,593
4.07%, 12/15/42	575	580,994
4.70%, 5/15/46	110	122,994
Northrop Grumman Systems Corp., 7.88%, 3/01/26	1,000	1,369,970
United Technologies Corp.:
1.80%, 6/01/17	820	827,942
6.05%, 6/01/36	450	562,958
4.50%, 6/01/42	340	368,388

		4,085,372
Air Freight & Logistics — 0.1%
Federal Express Corp. Pass-Through Trust, Series 2012, 2.63%, 1/15/18 (c)	274	275,327
FedEx Corp., 3.25%, 4/01/26	120	123,144

		398,471
Airlines — 0.6%
American Airlines Pass-Through Trust, Series 2014-1, Class B, 4.38%, 4/01/24	136	135,057
Doric Nimrod Air Alpha Pass-Through Trust, Series 2013-1, Class A, 5.25%, 5/30/25 (c)	843	846,980
U.S. Airways Pass-Through Trust, Series 2013-1, Class A, 3.95%, 5/15/27	837	860,202

Corporate Bonds	Par (000)	Value
Airlines (continued)
Virgin Australia Trust, 5.00%, 4/23/25 (c)	$228	$232,991

		2,075,230
Auto Components — 0.4%
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
3.50%, 3/15/17	225	223,875
4.88%, 3/15/19	501	480,960
5.88%, 2/01/22	600	569,400

		1,274,235
Automobiles — 0.6%
Volkswagen Group of America Finance LLC:
1.60%, 11/20/17 (c)	1,050	1,038,977
1.65%, 5/22/18 (c)	1,075	1,059,935

		2,098,912
Banks — 11.7%
Abbey National Treasury Services PLC, 2.50%, 3/14/19	975	984,292
Bank of America Corp.:
6.05%, 5/16/16	1,350	1,359,304
6.50%, 8/01/16	3,330	3,389,264
5.63%, 10/14/16	325	332,751
5.75%, 12/01/17	1,755	1,864,900
5.70%, 1/24/22	2,125	2,440,038
3.30%, 1/11/23	569	573,781
4.20%, 8/26/24	1,210	1,232,131
4.00%, 1/22/25	605	605,918
3.95%, 4/21/25	540	537,276
4.45%, 3/03/26	1,630	1,679,208
Bank of America N.A., 1.65%, 3/26/18	1,075	1,073,710
Barclays Bank PLC, 5.14%, 10/14/20	300	320,217
Barclays PLC, 2.75%, 11/08/19	805	799,534
Citigroup, Inc.:
1.85%, 11/24/17	1,400	1,403,164
1.70%, 4/27/18	1,100	1,096,038
2.15%, 7/30/18	1,040	1,045,695
2.50%, 7/29/19	950	962,768
4.40%, 6/10/25	1,300	1,325,626
Citizens Bank N.A., 2.50%, 3/14/19	525	529,575
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 3.95%, 11/09/22	1,050	1,075,586
HSBC Holdings PLC, 4.25%, 8/18/25	500	493,935
HSBC USA, Inc., 1.70%, 3/05/18	955	952,752
ING Bank NV, 2.50%, 10/01/19 (c)	950	964,579
Intesa Sanpaolo SpA, 5.71%, 1/15/26	595	577,447
JPMorgan Chase & Co.:
1.70%, 3/01/18	1,075	1,079,289
2.20%, 10/22/19	1,655	1,683,358
2.25%, 1/23/20	1,800	1,814,238
4.95%, 6/01/45	950	1,002,695
Lloyds Bank PLC, 2.00%, 8/17/18	1,050	1,053,081
Macquarie Bank Ltd., 1.60%, 10/27/17 (c)	1,300	1,295,171
Royal Bank of Scotland Group PLC, 6.00%, 12/19/23	1,048	1,061,414
Santander Holdings USA, Inc., 4.50%, 7/17/25	230	236,449
Santander UK PLC, 5.00%, 11/07/23 (c)	253	256,771

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2016	23

Schedule of Investments (continued)	Series C Portfolio

Corporate Bonds	Par (000)	Value
Banks (continued)
Wells Fargo & Co.:
3.68%, 6/15/16 (d)	$300	$301,877
2.50%, 3/04/21	985	997,441
3.50%, 3/08/22	1,500	1,599,024
4.13%, 8/15/23	350	373,371
5.61%, 1/15/44	200	231,767
4.65%, 11/04/44	605	621,915

		41,227,350
Beverages — 2.2%
Anheuser-Busch InBev Finance, Inc.:
2.65%, 2/01/21	1,400	1,438,622
3.30%, 2/01/23	2,725	2,832,973
3.65%, 2/01/26	2,450	2,576,452
Anheuser-Busch InBev Worldwide, Inc., 2.50%, 7/15/22	1,000	1,008,348

		7,856,395
Biotechnology — 2.1%
AbbVie, Inc.:
1.75%, 11/06/17	2,220	2,230,274
4.40%, 11/06/42	795	803,190
4.70%, 5/14/45	1,185	1,260,096
Amgen, Inc.:
2.20%, 5/22/19	169	172,884
5.38%, 5/15/43	520	592,180
4.40%, 5/01/45	400	408,270
Baxalta, Inc., 4.00%, 6/23/25 (c)	950	965,407
Biogen, Inc., 4.05%, 9/15/25	340	363,352
Gilead Sciences, Inc.:
3.25%, 9/01/22	135	142,651
3.65%, 3/01/26	235	249,719
4.75%, 3/01/46	245	268,175

		7,456,198
Capital Markets — 5.5%
Credit Suisse AG:
1.70%, 4/27/18	965	960,812
3.00%, 10/29/21	665	678,319
3.63%, 9/09/24	1,150	1,166,014
Deutsche Bank AG, 4.50%, 4/01/25	885	769,199
Goldman Sachs Group, Inc.:
1.29%, 5/22/17 (a)	1,075	1,074,209
6.25%, 9/01/17	635	675,868
6.15%, 4/01/18	850	919,525
2.63%, 1/31/19	1,000	1,019,770
2.55%, 10/23/19	1,470	1,492,243
4.25%, 10/21/25	310	315,204
3.75%, 2/25/26	190	194,859
4.80%, 7/08/44	975	1,019,455
4.75%, 10/21/45	217	226,812
Morgan Stanley:
6.25%, 8/28/17	885	940,350
1.88%, 1/05/18	1,240	1,243,944
2.20%, 12/07/18	225	226,656
7.30%, 5/13/19	1,625	1,870,242
5.63%, 9/23/19	265	294,884
5.50%, 7/28/21	10	11,412
3.88%, 1/27/26	225	234,722
4.35%, 9/08/26	655	674,048
UBS AG:
1.80%, 3/26/18	1,460	1,464,935
2.38%, 8/14/19	973	987,696

Corporate Bonds	Par (000)	Value
Capital Markets (continued)
UBS Group Funding Jersey Ltd., 3.00%, 4/15/21 (c)	$1,050	$1,051,930

		19,513,108
Chemicals — 0.9%
CF Industries, Inc., 5.38%, 3/15/44	700	643,909
Eastman Chemical Co., 4.65%, 10/15/44	700	669,409
LyondellBasell Industries NV, 5.00%, 4/15/19	1,650	1,762,781

		3,076,099
Commercial Services & Supplies — 0.6%
ADT Corp., 2.25%, 7/15/17	400	405,000
Aviation Capital Group Corp., 6.75%, 4/06/21 (c)	1,575	1,771,875

		2,176,875
Communications Equipment — 0.1%
Harris Corp., 3.83%, 4/27/25	200	205,980
Consumer Finance — 3.7%
American Express Credit Corp., 1.55%, 9/22/17	460	461,466
Capital One Bank USA N.A., 2.30%, 6/05/19	450	448,457
Capital One Financial Corp.:
4.75%, 7/15/21	55	60,270
4.20%, 10/29/25	535	541,691
Capital One N.A.:
2.35%, 8/17/18	1,100	1,105,663
2.40%, 9/05/19	250	249,302
2.95%, 7/23/21	735	739,001
Discover Bank:
2.60%, 11/13/18	700	701,756
3.10%, 6/04/20	1,292	1,301,473
Discover Financial Services, 3.85%, 11/21/22	650	643,733
Ford Motor Credit Co. LLC:
1.70%, 5/09/16	700	700,470
1.72%, 12/06/17	1,275	1,265,601
2.94%, 1/08/19	1,415	1,436,831
General Motors Financial Co., Inc.:
2.40%, 4/10/18	1,100	1,099,751
3.25%, 5/15/18	660	670,984
6.75%, 6/01/18	325	351,061
3.15%, 1/15/20	760	762,312
Synchrony Financial, 2.60%, 1/15/19	615	616,314

		13,156,136
Diversified Financial Services — 1.9%
Berkshire Hathaway, Inc.:
2.20%, 3/15/21	120	122,547
2.75%, 3/15/23	600	611,908
GE Capital International Funding Co., 4.42%, 11/15/35 (c)	1,386	1,505,741
General Electric Capital Corp.:
6.75%, 3/15/32	308	419,003
6.15%, 8/07/37	205	275,695
HSBC Finance Corp., 6.68%, 1/15/21	1,100	1,261,715
Shell International Finance BV:
6.38%, 12/15/38	300	367,290
4.38%, 5/11/45	760	762,183
SteelRiver Transmission Co. LLC, 4.71%, 6/30/17 (c)	496	504,342
Voya Financial, Inc., 2.90%, 2/15/18	775	786,939

		6,617,363

See Notes to Financial Statements.

24	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2016

Schedule of Investments (continued)	Series C Portfolio

Corporate Bonds	Par (000)	Value
Diversified Telecommunication Services — 3.5%
AT&T Inc.:
5.20%, 3/15/20	$800	$888,281
3.80%, 3/15/22	1,110	1,169,701
0.00%, 11/27/22 (c)(e)	1,000	791,858
5.15%, 3/15/42	325	327,584
4.30%, 12/15/42	76	69,564
4.80%, 6/15/44	65	63,279
4.35%, 6/15/45	105	96,190
4.75%, 5/15/46	1,368	1,334,425
Deutsche Telekom International Finance BV, 3.13%, 4/11/16 (c)	950	950,346
Verizon Communications, Inc.:
3.65%, 9/14/18	1,000	1,052,066
7.75%, 12/01/30	750	1,022,551
4.27%, 1/15/36	1,475	1,467,613
6.25%, 4/01/37	850	994,167
3.85%, 11/01/42	425	385,947
4.86%, 8/21/46	725	764,528
4.67%, 3/15/55	912	875,520

		12,253,620
Electric Utilities — 4.9%
American Transmission Systems, Inc., 5.25%, 1/15/22 (c)	400	444,775
Duke Energy Carolinas LLC:
5.25%, 1/15/18	450	481,090
3.75%, 6/01/45	420	414,184
Duke Energy Progress LLC, 6.30%, 4/01/38	750	1,019,131
E.ON International Finance BV, 5.80%, 4/30/18 (c)	1,100	1,176,153
Entergy Arkansas, Inc., 3.70%, 6/01/24	825	880,717
Entergy Corp., 4.00%, 7/15/22	700	742,299
Eversource Energy, 1.60%, 1/15/18	125	124,380
Exelon Corp., 1.55%, 6/09/17	145	144,769
Florida Power & Light Co., 5.95%, 2/01/38	800	1,045,893
Great Plains Energy, Inc., 5.29%, 6/15/22 (d)	745	833,294
Jersey Central Power & Light Co., 5.65%, 6/01/17	1,710	1,774,318
Kentucky Utilities Co., 5.13%, 11/01/40	375	447,233
MidAmerican Energy Holdings Co., 5.30%, 3/15/18	2,170	2,326,908
Northern States Power Co., 6.20%, 7/01/37	725	977,639
Ohio Power Co., 6.60%, 3/01/33	675	857,435
Oncor Electric Delivery Co. LLC, 5.30%, 6/01/42	660	770,125
PacifiCorp, 6.00%, 1/15/39	450	579,674
Progress Energy, Inc.:
4.88%, 12/01/19	1,075	1,178,947
3.15%, 4/01/22	775	785,419
Trans-Allegheny Interstate Line Co., 3.85%, 6/01/25 (c)	445	459,736

		17,464,119
Energy Equipment & Services — 0.2%
Halliburton Co.:
2.70%, 11/15/20	135	137,055
3.38%, 11/15/22	265	269,682
3.80%, 11/15/25	335	335,518

		742,255
Food & Staples Retailing — 1.2%
CVS Health Corp.:
3.38%, 8/12/24	650	682,773
5.30%, 12/05/43	425	501,783
5.13%, 7/20/45	716	829,215

Corporate Bonds	Par (000)	Value
Food & Staples Retailing (continued)
Walgreens Boots Alliance, Inc., 4.80%, 11/18/44	$1,080	$1,073,324
Wal-Mart Stores, Inc.:
5.25%, 9/01/35	675	836,087
6.50%, 8/15/37	160	222,964

		4,146,146
Food Products — 0.1%
Kraft Foods Group, Inc., 5.00%, 6/04/42	250	272,136
Gas Utilities — 0.3%
Atmos Energy Corp., 8.50%, 3/15/19	800	947,566
Health Care Equipment & Supplies — 2.1%
Becton Dickinson and Co.:
2.68%, 12/15/19	100	102,450
3.73%, 12/15/24	160	170,337
Boston Scientific Corp., 2.85%, 5/15/20	195	198,042
Covidien International Finance SA:
6.00%, 10/15/17	2,300	2,467,767
2.95%, 6/15/23	525	541,447
Medtronic, Inc.:
3.15%, 3/15/22	960	1,018,188
4.63%, 3/15/44	500	558,711
4.63%, 3/15/45	1,040	1,163,987
Stryker Corp., 3.50%, 3/15/26	160	165,814
Zimmer Biomet Holdings, Inc.:
2.00%, 4/01/18	390	390,927
2.70%, 4/01/20	680	689,534

		7,467,204
Health Care Providers & Services — 1.8%
Aetna, Inc., 3.50%, 11/15/24	395	402,966
Anthem, Inc.:
4.35%, 8/15/20	1,275	1,372,035
4.65%, 1/15/43	300	297,142
5.10%, 1/15/44	300	316,402
Coventry Health Care, Inc., 5.45%, 6/15/21	850	960,792
UnitedHealth Group, Inc.:
3.35%, 7/15/22	75	79,786
2.88%, 3/15/23	1,175	1,206,308
3.75%, 7/15/25	770	829,662
4.63%, 11/15/41	645	718,790
4.75%, 7/15/45	120	137,603

		6,321,486
Hotels, Restaurants & Leisure — 0.2%
McDonald’s Corp.:
2.75%, 12/09/20	85	88,037
3.70%, 1/30/26	365	386,587
4.88%, 12/09/45	190	207,569

		682,193
Household Durables — 0.1%
Newell Rubbermaid, Inc.:
3.85%, 4/01/23	275	285,206
4.20%, 4/01/26	235	245,820

		531,026
Independent Power and Renewable Electricity Producers — 0.3%
IPALCO Enterprises, Inc., 5.00%, 5/01/18	925	971,250
Industrial Conglomerates — 0.4%
Eaton Corp., 4.15%, 11/02/42	900	903,508
Tyco Electronics Group SA, 3.50%, 2/03/22	600	624,346

		1,527,854

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2016	25

Schedule of Investments (continued)	Series C Portfolio

Corporate Bonds	Par (000)	Value
Insurance — 2.0%
Allied World Assurance Co. Holdings Ltd., 5.50%, 11/15/20	$825	$906,540
American International Group, Inc.:
6.40%, 12/15/20	485	563,584
3.30%, 3/01/21	220	224,925
3.90%, 4/01/26	1,240	1,243,866
4.50%, 7/16/44	200	188,626
Aon PLC, 4.00%, 11/27/23	1,760	1,818,247
Massachusetts Mutual Life Insurance Co., 8.88%, 6/01/39 (c)	527	763,979
Teachers Insurance & Annuity Association of America, 6.85%, 12/16/39 (c)	1,050	1,351,584

		7,061,351
Internet Software & Services — 0.3%
Alibaba Group Holding Ltd., 1.63%, 11/28/17	975	974,457
IT Services — 1.3%
Fidelity National Information Services, Inc.:
3.63%, 10/15/20	2,175	2,247,917
3.50%, 4/15/23	625	623,708
5.00%, 10/15/25	425	458,943
Visa, Inc.:
2.80%, 12/14/22	510	531,864
3.15%, 12/14/25	620	647,203

		4,509,635
Life Sciences Tools & Services — 0.3%
Life Technologies Corp., 6.00%, 3/01/20	820	918,853
Thermo Fisher Scientific, Inc., 2.15%, 12/14/18	220	221,213

		1,140,066
Machinery — 0.5%
AGCO Corp., 5.88%, 12/01/21	132	145,060
John Deere Capital Corp.:
1.35%, 1/16/18	790	791,804
2.38%, 7/14/20	830	846,306

		1,783,170
Media — 3.9%
21st Century Fox America, Inc., 6.40%, 12/15/35	781	955,579
CCO Safari II LLC:
3.58%, 7/23/20 (c)	1,245	1,272,187
4.46%, 7/23/22 (c)	1,485	1,552,223
4.91%, 7/23/25 (c)	2,242	2,364,897
6.48%, 10/23/45 (c)	670	745,526
6.83%, 10/23/55 (c)	57	61,512
Comcast Corp.:
4.25%, 1/15/33	650	692,243
6.50%, 11/15/35	550	739,026
6.55%, 7/01/39	500	678,601
4.50%, 1/15/43	225	246,807
4.60%, 8/15/45	300	332,824
COX Communications, Inc., 8.38%, 3/01/39 (c)	442	504,449
Discovery Communications LLC:
4.90%, 3/11/26	355	366,014
4.88%, 4/01/43	790	694,374
Grupo Televisa SAB, 6.63%, 1/15/40	900	993,499
Sky PLC:
2.63%, 9/16/19 (c)	200	202,075
3.75%, 9/16/24 (c)	510	526,322
Time Warner Cable, Inc.:
8.25%, 4/01/19	695	809,102
4.50%, 9/15/42	137	121,616

		13,858,876

Corporate Bonds	Par (000)	Value
Metals & Mining — 0.3%
Rio Tinto Finance USA Ltd.:
3.75%, 6/15/25	$74	$72,119
7.13%, 7/15/28	550	648,901
Southern Copper Corp., 5.88%, 4/23/45	425	376,757

		1,097,777
Multi-Utilities — 2.4%
Berkshire Hathaway Energy Co.:
5.75%, 4/01/18	1,475	1,588,882
4.50%, 2/01/45	900	958,145
CenterPoint Energy, Inc., 6.50%, 5/01/18	850	919,705
CMS Energy Corp., 5.05%, 3/15/22	1,644	1,839,217
Dominion Gas Holdings LLC, 2.50%, 12/15/19	845	857,770
NiSource Finance Corp., 5.25%, 2/15/43	440	500,799
Pacific Gas & Electric Co., 3.85%, 11/15/23	575	619,830
Virginia Electric & Power Co., 6.00%, 1/15/36	900	1,136,633

		8,420,981
Oil, Gas & Consumable Fuels — 7.7%
Anadarko Petroleum Corp., 6.38%, 9/15/17	1,100	1,152,773
Chevron Corp., 2.19%, 11/15/19	255	259,853
ConocoPhillips Co.:
3.35%, 11/15/24	370	357,433
4.95%, 3/15/26	1,526	1,593,055
Devon Energy Corp.:
3.25%, 5/15/22	238	200,394
5.85%, 12/15/25	191	184,360
El Paso Natural Gas Co. LLC, 8.63%, 1/15/22	485	553,315
Energy Transfer Partners LP:
6.70%, 7/01/18	925	970,490
5.20%, 2/01/22	1,130	1,072,283
4.05%, 3/15/25	735	646,861
6.50%, 2/01/42	560	508,403
Enterprise Products Operating LLC:
6.45%, 9/01/40	800	869,328
5.70%, 2/15/42	490	495,781
4.90%, 5/15/46	1,120	1,076,534
Kerr-McGee Corp., 7.88%, 9/15/31	450	491,598
Kinder Morgan Energy Partners LP:
6.00%, 2/01/17	1,325	1,364,162
6.50%, 4/01/20	390	415,403
4.25%, 9/01/24	768	727,300
7.30%, 8/15/33	800	814,727
5.00%, 3/01/43	190	156,754
Kinder Morgan, Inc.:
2.00%, 12/01/17	80	79,143
6.50%, 9/15/20	925	992,678
Marathon Petroleum Corp., 4.75%, 9/15/44	631	504,963
Noble Energy, Inc., 5.25%, 11/15/43	425	366,003
Phillips 66, 4.88%, 11/15/44	828	829,506
Pioneer Natural Resources Co.:
6.88%, 5/01/18	880	943,800
3.45%, 1/15/21	255	253,655
Plains All American Pipeline LP/PAA Finance Corp.:
2.60%, 12/15/19	900	852,161
4.65%, 10/15/25	1,075	993,857
4.90%, 2/15/45	700	539,059
Regency Energy Partners LP/Regency Energy Finance Corp., 5.00%, 10/01/22	1,020	958,577
Schlumberger Norge AS, 4.20%, 1/15/21 (c)	975	1,047,321
Sunoco, Inc., 5.75%, 1/15/17	530	534,181
Texas Eastern Transmission LP, 2.80%, 10/15/22 (c)	1,400	1,329,297
Western Gas Partners LP, 5.38%, 6/01/21	1,025	991,820

See Notes to Financial Statements.

26	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2016

Schedule of Investments (continued)	Series C Portfolio

Corporate Bonds	Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
Williams Partners LP:
4.50%, 11/15/23	$1,300	$1,104,414
3.90%, 1/15/25	1,082	874,827
6.30%, 4/15/40	225	185,794

		27,291,863
Pharmaceuticals — 3.6%
Actavis Funding SCS:
3.45%, 3/15/22	1,780	1,847,919
4.55%, 3/15/35	525	540,913
4.85%, 6/15/44	425	452,599
4.75%, 3/15/45	1,147	1,206,306
Allergan, Inc., 5.75%, 4/01/16	550	550,000
EMD Finance LLC, 1.70%, 3/19/18 (c)	1,800	1,793,428
Johnson & Johnson:
2.05%, 3/01/23	270	271,152
2.45%, 3/01/26	510	511,868
3.55%, 3/01/36	1,085	1,128,182
Merck & Co., Inc.:
2.35%, 2/10/22	310	315,925
3.70%, 2/10/45	175	178,086
Mylan, Inc., 2.60%, 6/24/18	968	968,358
Pfizer, Inc., 5.20%, 8/12/20	900	1,031,719
Roche Holdings, Inc., 3.35%, 9/30/24 (c)	850	903,782
Teva Pharmaceutical Finance Co. LLC, 6.15%, 2/01/36	10	11,839
Teva Pharmaceutical Finance IV BV, 3.65%, 11/10/21	514	535,687
Wyeth LLC, 5.95%, 4/01/37	425	546,051

		12,793,814
Professional Services — 0.5%
Dun & Bradstreet Corp., 3.25%, 12/01/17	1,300	1,307,245
Experian Finance PLC, 2.38%, 6/15/17 (c)	600	599,005

		1,906,250
Real Estate Investment Trusts (REITs) — 2.6%
American Tower Corp.:
2.80%, 6/01/20	1,000	1,005,087
3.30%, 2/15/21	265	269,537
4.70%, 3/15/22	1,325	1,434,783
3.50%, 1/31/23	525	529,977
5.00%, 2/15/24	568	623,307
AvalonBay Communities, Inc., 4.20%, 12/15/23	1,000	1,081,777
CC Holdings GS V LLC/Crown Castle GS III Corp., 2.38%, 12/15/17	300	302,557
Crown Castle International Corp.:
3.40%, 2/15/21	1,418	1,439,131
5.25%, 1/15/23	282	304,207
DDR Corp., 4.75%, 4/15/18	280	291,096
Host Hotels & Resorts LP, 6.00%, 10/01/21	725	813,597
Simon Property Group LP:
1.50%, 2/01/18 (c)	725	726,346
10.35%, 4/01/19	280	345,339

		9,166,741
Road & Rail — 1.2%
Burlington Northern Santa Fe LLC:
5.75%, 5/01/40	500	618,428
4.15%, 4/01/45	690	707,994
Canadian National Railway Co., 6.25%, 8/01/34	1,100	1,439,123
Canadian Pacific Railway Co., 7.25%, 5/15/19	500	573,031
Kansas City Southern, 2.35%, 5/15/20 (c)	370	363,393

Corporate Bonds	Par (000)	Value
Road & Rail (continued)
Union Pacific Corp., 4.05%, 3/01/46	$355	$365,523

		4,067,492
Software — 0.5%
Autodesk, Inc., 1.95%, 12/15/17	550	547,296
Microsoft Corp., 4.45%, 11/03/45	385	427,029
Oracle Corp., 4.13%, 5/15/45	925	945,054

		1,919,379
Specialty Retail — 0.2%
Home Depot, Inc.:
4.40%, 3/15/45	215	239,124
4.25%, 4/01/46	335	368,765
QVC, Inc., 4.38%, 3/15/23	250	244,479

		852,368
Technology Hardware, Storage & Peripherals —1.1%
Apple Inc.:
0.92%, 5/06/19 (a)	1,100	1,094,212
2.85%, 2/23/23	1,010	1,046,925
3.25%, 2/23/26	855	892,676
4.38%, 5/13/45	960	1,005,183

		4,038,996
Tobacco — 1.7%
Altria Group, Inc., 5.38%, 1/31/44	1,007	1,230,364
Imperial Tobacco Finance PLC, 2.05%, 2/11/18 (c)	950	952,730
Philip Morris International, Inc.:
3.88%, 8/21/42	700	693,095
4.13%, 3/04/43	360	372,674
4.25%, 11/10/44	550	582,135
Reynolds American, Inc.:
4.00%, 6/12/22	730	793,294
4.85%, 9/15/23	220	248,532
4.45%, 6/12/25	555	610,634
7.00%, 8/04/41	350	414,147

		5,897,605
Wireless Telecommunication Services — 1.7%
Alltel Corp., 7.88%, 7/01/32	470	624,617
America Movil SAB de CV, 2.38%, 9/08/16	3,140	3,153,135
Crown Castle Towers LLC, 6.11%, 1/15/40 (c)	1,450	1,599,837
Orange SA, 5.50%, 2/06/44	350	416,971
Vodafone Group PLC, 4.38%, 2/19/43	425	383,141

		6,177,701
Total Corporate Bonds — 78.5%		277,503,101

Foreign Agency Obligations
CNOOC Finance 2013 Ltd., 3.00%, 5/09/23	800	774,368
Export-Import Bank of Korea, 1.37%, 1/14/17 (a)	1,307	1,309,117
Petroleos Mexicanos:
3.50%, 7/18/18	1,700	1,722,950
6.38%, 2/04/21 (c)	633	675,095
3.50%, 1/30/23	650	589,063
6.38%, 1/23/45	475	440,325
Total Foreign Agency Obligations — 1.6%		5,510,918

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2016	27

Schedule of Investments (continued)	Series C Portfolio

Foreign Government Obligations	Par (000)	Value
Canada — 0.1%
Province of Manitoba, 3.05%, 5/14/24	$469	$495,300
Colombia — 0.3%
Republic of Colombia:
5.63%, 2/26/44	413	410,935
5.00%, 6/15/45	560	520,800

		931,735
Indonesia — 0.4%
Republic of Indonesia:
4.13%, 1/15/25	350	351,587
4.75%, 1/08/26	975	1,022,879

		1,374,466
Mexico — 0.7%
United Mexican States:
4.75%, 3/08/44	2,005	1,999,987
5.55%, 1/21/45	500	553,750

		2,553,737
Peru — 0.1%
Republic of Peru, 5.63%, 11/18/50	290	326,250
Poland — 0.1%
Republic of Poland, 3.25%, 4/06/26	440	439,230
Turkey — 0.1%
Republic of Turkey, 4.25%, 4/14/26	300	292,068
Uruguay — 0.1%
Republic of Uruguay, 5.10%, 6/18/50	375	348,750
Total Foreign Government Obligations — 1.9%		6,761,536

Taxable Municipal Bonds
Chicago O’Hare International Airport RB, 6.40%, 1/01/40	1,000	1,318,420
Los Angeles Department of Water & Power RB, 6.57%, 7/01/45	1,075	1,528,392
Metropolitan Transportation Authority, New York RB, 7.34%, 11/15/39	1,125	1,720,474
Port Authority of New York & New Jersey RB, 4.46%, 10/01/62	1,300	1,357,993
State of California GO:
7.30%, 10/01/39	510	746,196
7.63%, 3/01/40	150	229,374
7.60%, 11/01/40	430	666,049
Total Taxable Municipal Bonds — 2.1%		7,566,898

U.S. Treasury Obligations	Par (000)	Value
U.S. Treasury Bonds, 3.00%, 11/15/45	$8,375	$9,041,399
U.S. Treasury Notes:
1.25%, 1/31/20	175	176,203
1.38%, 1/31/21	3,441	3,465,633
1.13%, 2/28/21	720	717,047
2.00%, 11/30/22	789	812,536
2.38%, 8/15/24	525	552,891
2.25%, 11/15/25	2,887	3,004,622
Total U.S. Treasury Obligations — 5.0%		17,770,331
Total Long-Term Investments
(Cost — $313,799,802) — 92.1%		325,878,236

Short-Term Securities	Shares
Dreyfus Treasury Prime, Institutional Class, 0.17% (f)	25,656,863	25,656,863
Total Short-Term Securities
(Cost — $25,656,863) — 7.3%		25,656,863

Options Purchased
(Cost — $57,423) — 0.0%		603
Total Investments Before Options Written
(Cost — $339,514,088) — 99.4%		351,535,702

Options Written
(Premiums Received — $318,210) — (0.1)%		(313,608)
Total Investments Net of Options Written — 99.3%
Other Assets Less Liabilities — 0.7%		2,410,299

Net Assets — 100.0%		$353,632,393

See Notes to Financial Statements.

28	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2016

Schedule of Investments (continued)	Series C Portfolio

Notes to Schedule of Investments

(a)	Variable rate security. Rate as of period end.

(b)	Perpetual security with no stated maturity date.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Step-down bond that pays an initial coupon rate for the first period and then a lower coupon rate for the following periods. Rate as of period end.

(e)	Zero-coupon bond.

(f)	Current yield as of period end.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Contracts Long (Short)	Issue	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
(15)	U.S. Treasury Bonds (30 Year)	June 2016	$2,466,563	$(1,448)
78	U.S. Treasury Notes (10 Year)	June 2016	$10,170,469	27,016
(21)	U.S. Treasury Notes (2 Year)	June 2016	$4,593,750	446
479	U.S. Treasury Notes (5 Year)	June 2016	$58,037,586	91,497
11	U.S. Ultra Treasury Bonds	June 2016	$1,897,844	(7,821)
Total				$109,690

OTC Interest Rate Swaptions Purchased
Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)	Value
30-Year Interest Rate Swap	Deutsche Bank AG	Put	3.05%	Pay	3-Month LIBOR	6/09/16	$4,440	$603

OTC Interest Rate Swaptions Written
Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)	Value
2-Year Interest Rate Swap	Bank of America N.A.	Call	1.55%	Pay	3-Month LIBOR	3/15/18	$8,870	$(102,385)
2-Year Interest Rate Swap	Bank of America N.A.	Call	1.47%	Pay	3-Month LIBOR	3/19/18	$8,870	(94,549)
2-Year Interest Rate Swap	Bank of America N.A.	Put	1.55%	Receive	3-Month LIBOR	3/15/18	$8,870	(55,195)
2-Year Interest Rate Swap	Bank of America N.A.	Put	1.47%	Receive	3-Month LIBOR	3/19/18	$8,870	(61,479)
Total								$(313,608)

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2016	29

Schedule of Investments (continued)	Series C Portfolio

Centrally Cleared Interest Rate Swaps
Fixed Rate	Floating Rate	Effective Date	Expiration Date	Notional Amount (000)	Unrealized Depreciation
1.23%[1]	3-month LIBOR	7/06/16[2]	8/31/20	$14,150	$(47,589)
1.21%[1]	3-month LIBOR	7/06/16[2]	8/31/20	$ 7,520	(19,155)
1.18%[1]	3-month LIBOR	7/06/16[2]	8/31/20	$ 7,450	(9,857)
2.38%[1]	3-month LIBOR	N/A	5/14/25	$ 1,900	(143,767)
Total					$(220,368)

[1]	Fund pays the fixed rate and receives the floating rate.

[2]	Forward swap.

OTC Credit Default Swaps — Buy Protection
Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)	Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Cigna Corp.	1.00%	Goldman Sachs Bank USA	9/20/17	$1,200	$(17,116)	$(809)	$(16,307)
General Dynamics Corp.	1.00%	Credit Suisse International	9/20/17	$1,380	(19,572)	(10,062)	(9,510)
Humana, Inc.	1.00%	Goldman Sachs Bank USA	9/20/17	$1,200	(16,178)	5,867	(22,045)
Lockheed Martin Corp.	1.00%	Credit Suisse International	9/20/17	$1,380	(19,399)	(3,473)	(15,926)
Northrop Grumman Corp.	1.00%	Credit Suisse International	9/20/17	$1,165	(16,564)	(7,812)	(8,752)
Raytheon Co.	1.00%	Credit Suisse International	9/20/17	$1,165	(16,623)	(8,323)	(8,300)
Halliburton Co.	1.00%	Morgan Stanley Capital Services LLC	6/20/21	$2,225	20,924	123	20,801
Total					$(84,528)	$(24,489)	$(60,039)

OTC Credit Default Swaps — Sell Protection
Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]	Value	Premiums Paid (Received)	Unrealized Appreciation
Anthem, Inc.	1.00%	Goldman Sachs Bank USA	9/20/17	Not Rated	$1,200	$14,354	$(3,390)	$17,744
Comcast Corp.	1.00%	Credit Suisse International	9/20/17	A-	$1,400	19,411	1,734	17,677
UnitedHealth Group, Inc.	1.00%	Goldman Sachs Bank USA	9/20/17	A+	$1,200	16,619	(882)	17,501
Host Hotels & Resorts, Inc.	1.00%	Credit Suisse International	3/20/19	BBB	$ 825	13,507	(3,013)	16,520
Devon Energy Corp.	1.00%	Morgan Stanley Capital Services LLC	6/20/21	BBB	$ 204	(38,726)	(39,235)	509
Total						$25,165	$(44,786)	$69,951

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

See Notes to Financial Statements.

30	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2016

Schedule of Investments (continued)	Series C Portfolio

Transactions in Options Written for the Year Ended March 31, 2016

	Calls		Puts
	Notional (000)	Premiums Received	Contracts	Notional (000)	Premiums Received
Outstanding options, beginning of year	$3,400	$57,460	316	$86,200	$1,519,769
Options written	17,740	159,105	—	17,740	159,105
Options expired	—	—	(316)	—	(98,739)
Options closed	(3,400)	(57,460)	—	(86,200)	(1,421,030)
Outstanding options, end of year	$17,740	$159,105	—	$17,740	$159,105

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$118,959	—	$118,959
Options purchased	Investments at value — unaffiliated[2]	—	—	—	—	603	—	603
Swaps — OTC	Unrealized appreciation on OTC swaps; Swap premiums paid	—	$98,476	—	—	—	—	98,476
Total		—	$98,476	—	—	$119,562	—	$218,038

Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$9,269	—	$9,269
Options written	Options written at value	—	—	—	—	313,608	—	313,608
Swaps — OTC	Unrealized depreciation on OTC swaps; Swap premiums received	—	$157,839	—	—	—	—	157,839
Swaps — centrally cleared	Net unrealized depreciation[1]	—	—	—	—	220,368	—	220,368
Total		—	$157,839	—	—	$543,245	—	$701,084

[1]

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedule of Investments.

For the year ended March 31, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$757,100	—	$757,100
Options purchased[1]	—	—	—	—	(1,250,831)	—	(1,250,831)
Options written	—	—	—	—	1,214,872	—	1,214,872
Swaps	—	$(599,127)	—	—	61,059	—	(538,068)

Total	—	$(599,127)	—	—	$782,200	—	$183,073

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$(74,357)	—	$(74,357)
Options purchased[2]	—	—	—	—	1,287,751	—	1,287,751
Options written	—	—	—	—	(1,181,675)	—	(1,181,675)
Swaps	—	$28,923	—	—	379,841	—	408,764

Total	—	$28,923	—	—	$411,560	—	$440,483

[1]	Options purchased are included in net realized gain (loss) from investments.

[2]	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2016	31

Schedule of Investments (continued)	Series C Portfolio

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$59,734,895
Average notional value of contracts — short	$33,311,469
Options:
Average value of option contracts purchased	$1,482
Average value of option contracts written	$988
Average notional value of swaption contracts purchased	$4,440,000
Average notional value of swaption contracts written	$8,870,000
Credit default swaps:
Average notional value — buy protection	$12,046,250
Average notional value — sell protection	$4,844,000
Interest rate swaps:
Average notional value — pays fixed rate	$22,806,750
Average notional value — receives fixed rate	$450,000

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Futures contracts	$121,809		$16,403
Options	603	[1]	313,608
Swaps — centrally cleared	—		53,373
Swaps — OTC[2]	98,476		157,839

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$220,888		$541,223
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(121,809)		(69,776)

Total derivative assets and liabilities subject to an MNA	$99,079		$471,447

[1]	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.

[2]	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Credit Suisse International	$35,931	$(35,931)	—	—	—
Deutsche Bank AG	603	—	—	—	$603
Goldman Sachs Bank USA	41,112	(41,112)	—	—	—
Morgan Stanley Capital Services LLC	21,433	(21,433)	—	—	—

Total	$99,079	$(98,476)	—	—	$603

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Bank of America N.A.	$313,608	—	—	—	$313,608
Credit Suisse International	75,171	$(35,931)	—	—	39,240
Goldman Sachs Bank USA	43,433	(41,112)	—	—	2,321
Morgan Stanley Capital Services LLC	39,235	(21,433)	—	—	17,802

Total	$471,447	$(98,476)	—	—	$372,971

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

[3]

Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

See Notes to Financial Statements.

32	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2016

Schedule of Investments (concluded)	Series C Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$325,878,236	—	$325,878,236
Short-Term Securities	$25,656,863	—	—	25,656,863
Options Purchased	—	603	—	603

Total	$25,656,863	$325,878,839	—	$351,535,702

[1] See above Schedule of Investments for values in each security type.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Credit contracts	—	$90,752	—	$90,752
Interest rate contracts	$118,959	—	—	118,959
Liabilities:
Credit contracts	—	(80,840)	—	(80,840)
Interest rate contracts	(9,269)	(533,976)	—	(543,245)

Total	$109,690	$(524,064)	—	$(414,374)

[2] Derivative financial instruments are swaps, futures contracts and options written. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$503,661	—	—	$503,661
Cash pledged:
Futures contracts	443,710	—	—	443,710
Centrally cleared swaps	442,530	—	—	442,530

Total	$1,389,901	—	—	$1,389,901

During the year ended March 31, 2016, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2016	33

Schedule of Investments March 31, 2016	Series E Portfolio
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 1.6%
Alabama Special Care Facilities Financing
Authority-Birmingham, Methodist Home for the Aging Project, Series S, RB, 5.50%, 6/01/30	$500	$508,530
County of Jefferson Alabama Sewer, Refunding RB, Sub-Lien, Warrants, Series D, 6.50%, 10/01/53	1,000	1,205,830

		1,714,360
Alaska — 0.9%
Alaska Industrial Development & Export Authority, Refunding RB, AMT, Snettisham Hydroelectric Project, 5.00%, 1/01/34	500	553,800
Northern Tobacco Securitization Corp., Refunding RB, Asset-Backed, Series A, 4.63%, 6/01/23	430	432,421

		986,221
Arizona — 1.2%
City of Phoenix IDA, Refunding RB:
Basis School Project, 5.00%, 7/01/45 (a)	140	144,918
Basis School Project, Series A, 5.00%, 7/01/35 (a)	45	47,521
Basis School Project, Series A, 5.00%, 7/01/46 (a)	50	51,745
Legacy Traditional Schools Project, 5.00%, 7/01/35 (a)	300	310,767
Legacy Traditional Schools Project, 5.00%, 7/01/45 (a)	100	101,697
Salt Verde Financial Corp., RB, 5.00%, 12/01/37	500	611,495

		1,268,143
Arkansas — 0.5%
Pulaski County Public Facilities Board, RB:
5.00%, 12/01/39	230	261,482
5.00%, 12/01/42	250	283,595

		545,077
California — 11.9%
California County Tobacco Securitization Agency:
RB, Asset-Backed, 5.45%, 6/01/28	500	504,210
RB, Asset-Backed, 5.60%, 6/01/36	405	406,754
RB, Asset-Backed, 5.70%, 6/01/46	760	761,832
Refunding RB, Asset-Backed, Merced County Project, Series A, 5.00%, 6/01/26	55	55,021
Refunding RB, Asset-Backed, Sonoma County Corp. Project, 5.00%, 6/01/26	275	275,000
Refunding RB, Asset-Backed, Sonoma County Corp. Project, 5.25%, 6/01/45	160	158,571
Refunding RB, Golden Gate Tobacco Project, Series A, 5.00%, 6/01/36	285	271,411
California Educational Facilities Authority, RB, Chapman University Project, 5.00%, 4/01/45	500	574,535
California Infrastructure & Economic Development Bank, Refunding RB, Academy Motion Picture Art Project, 4.00%, 11/01/45	750	789,667
California Municipal Finance Authority:
RB, John Adams Academics Project, 5.00%, 10/01/35	250	256,615
RB, John Adams Academics Project, 5.25%, 10/01/45	250	255,850

Municipal Bonds	Par (000)	Value
California (continued)
RB, Sycamore Academy Project, 5.63%, 7/01/44 (a)	$150	$155,237
Refunding RB, Community Medical Centers Project, Series A, 5.00%, 2/01/46	250	279,480
California Pollution Control Financing Authority, RB, AMT, 5.00%, 11/21/45 (a)	770	840,663
California School Finance Authority, RB, Alta Public Schools Project, Series A, 6.75%, 11/01/45 (a)	250	262,675
California Statewide Communities Development Authority, Refunding RB:
(AGM) 5.00%, 11/15/49	500	568,155
899 Charleston Project, Series A, 5.25%, 11/01/44	250	258,450
CHF Irvine LLC, 5.00%, 5/15/40	1,035	1,198,841
Huntington Memorial Hospital, Series B, 5.00%, 7/01/44	500	567,885
California Statewide Financing Authority, RB, Asset-Backed:
Series A, 6.00%, 5/01/43	70	71,170
Series B, 5.63%, 5/01/29	125	127,089
Series B, 6.00%, 5/01/43	165	167,592
City of Irvine, Community Facilities District No. 2013-3, (Great Park) Improvement Area No. 1, Special Tax Bonds, 5.00%, 9/01/44	250	280,093
City of Roseville, CDF No. 1, Special Tax Bonds, 5.00%, 9/01/44	500	531,130
Golden State Tobacco Securitization Corp., Refunding RB, Asset-Backed, Senior, Series A-1, 5.75%, 6/01/47	645	640,317
Oakland Unified School District, GO, Series A, 5.00%, 8/01/40	350	398,955
Riverside County Public Financing Authority, RB, Capital Facilities Project, 5.25%, 11/01/45	500	594,000
Sweetwater Union High School District, GO, Refunding, 4.00%, 8/01/42	500	531,330
Tobacco Securitization Authority of Southern California, Refunding RB, Senior, Series A-1:
5.00%, 6/01/37	900	887,220
5.13%, 6/01/46	500	491,740

		13,161,488
Colorado — 3.1%
City & County of Denver, Refunding, RB, 4.00%, 8/01/46	120	127,183
Colorado Educational & Cultural Facilities Authority, Refunding RB:
Charter School-University Project, 5.00%, 12/15/45 (a)	500	503,020
Classical Academy Project, Series A, 5.00%, 12/01/38	350	390,880
Colorado Health Facilities Authority, Refunding RB:
Covenant Retirement Communities Project, 5.00%, 12/01/35	500	550,115
Evangelical Lutheran Good Project, 5.00%, 6/01/40	500	549,300
Sunny Vista Living Cener, Series A, 6.13%, 12/01/45	130	134,343
Sunny Vista Living Cener, Series A, 6.25%, 12/01/50	130	134,075
Copperleaf Metropolitan District No. 2, GO, Refunding, 5.75%, 12/01/45	500	526,430

See Notes to Financial Statements.

34	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2016

Schedule of Investments (continued)	Series E Portfolio

Municipal Bonds	Par (000)	Value
Colorado (continued)
Foothills Metropolitan District, Special Assessment Bonds, 6.00%, 12/01/38	$500	$538,945

		3,454,291
Connecticut — 0.6%
Mohegan Tribal Finance Authority, RB, 7.00%, 2/01/45 (a)	215	215,052
Mohegan Tribe of Indians of Connecticut:
RB, Series A, 6.75%, 2/01/45 (a)	110	112,537
Refunding RB, Priority District Project, Series C, 6.25%, 2/01/30 (a)	330	335,221

		662,810
Delaware — 0.6%
Delaware State EDA, RB, Exempt Facility Indian River Power Project, 5.38%, 10/01/45	380	395,812
Delaware Transportation Authority, RB, 5.00%, 6/01/55	240	272,035

		667,847
District of Columbia — 0.6%
District of Columbia Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, 6.50%, 5/15/33	560	698,057
Florida — 6.1%
Alachua County Health Facilities Authority, RB, Shands Teaching Hospital & Clinics Project, 5.00%, 12/01/44	430	480,568
Babcock Ranch Community Independent Special District, Special Assessment Bonds, 4.25%, 11/01/21	340	340,156
Brevard County Health Facilities Authority, Refunding RB, Health First, Inc. Project, 5.00%, 4/01/39	500	558,965
Cape Coral Health Facilities Authority, Refunding RB, Senior Housing Gulf Care Project, 5.88%, 7/01/40 (a)	250	256,520
Capital Trust Agency, Inc., RB, Gardens Apartments Project, Series A, 5.00%, 7/04/50	500	514,135
Celebration Pointe Community Development District, Special Assessment Bonds, 5.13%, 5/01/45	250	255,363
City of Tallahassee, RB, Tallahassee Memorial Healthcare, Inc. Project, Series P, 5.00%, 12/01/55	400	444,668
Florida Development Finance Corp., RB, Renaissance Charter School Project, Series A, 6.13%, 6/15/44	150	154,116
Greater Orlando Aviation Authority, Refunding RB, AMT, Special Purpose JetBlue Airway Project, 5.00%, 11/15/36	250	263,447
Hillsborough County Aviation Authority, Refunding RB, AMT, Tampa International Project, Series A, 5.00%, 10/01/44	350	391,587
Lakewood Ranch Stewardship District, Special Assessment Bonds:
4.88%, 5/01/35	250	258,425
Village of Lakewood Ranch Project, Series S, 4.00%, 5/01/21	100	101,747
Village of Lakewood Ranch Project, Series S, 5.00%, 5/01/36	100	102,222
Village of Lakewood Ranch Project, Series S, 5.13%, 5/01/46	170	174,643
Miami Beach Redevelopment Agency, Refunding Tax Allocation Bonds, City Center Project, (AGM) 5.00%, 2/01/44	750	847,290

Municipal Bonds	Par (000)	Value
Florida (continued)
Miami-Dade County IDA, RB, Biscayne Properties, Series A:
5.00%, 6/01/35	$115	$121,844
5.00%, 6/01/40	155	162,302
5.00%, 6/01/48	335	348,725
Orange County Health Facilities Authority, RB, Presbyterian Retirement Community Project, 5.00%, 8/01/35	250	276,273
Tampa Health System, RB, Baycare Project, Series A, 4.00%, 11/15/46	380	394,444
Trout Creek Community Development District, Special Assessment Bonds, 5.63%, 5/01/45	250	251,487

		6,698,927
Georgia — 0.8%
Burke County Development Authority RB, Power Company Plant Vogtle Project, 2.35%, 10/01/32 (b)	300	306,774
Gainesville & Hall County Hospital Authority, Refunding RB, North East Georgia Health Systems, Inc. Project, 5.50%, 8/15/54	250	299,223
Private Colleges & Universities Authority, RB, Savannah College of Art & Design Project, 5.00%, 4/01/44	250	276,705

		882,702
Hawaii — 0.2%
State of Hawaii Department of Budget & Finance, Refunding RB, 5.00%, 1/01/45 (a)	220	223,568
Idaho — 0.5%
Idaho Health Facilities Authority, RB, St. Luke’s Health Systems, Inc., Project, Series A, 5.00%, 3/01/44	500	561,745
Illinois — 6.1%
City of Chicago Wastewater Transmission Revenue, Refunding RB, Second Lien, Series C, 5.00%, 1/01/39	500	545,060
City of Chicago, GO:
Refunding, Series A, 5.00%, 1/01/36	250	239,683
Series A, 5.50%, 1/01/39	400	399,448
City of Chicago, O’Hare International Airport Revenue, Refunding RB:
Senior Lien, Series D, 5.00%, 1/01/39	260	291,213
Series D, 5.00%, 1/01/46	1,000	1,143,760
City of Springfield Electric Revenue, Refunding RB, (AGM), Senior Lien, 5.00%, 3/01/40	800	907,600
Illinois Finance Authority, Refunding RB:
Lutheran Home & Services Project, 5.50%, 5/15/30	500	535,580
Senior, Rogers Park Montessori School Project, 6.13%, 2/01/45	150	159,119
Metropolitan Pier & Exposition Authority:
RB, McCormick Place Expansion Project, Series 2015A, 5.50%, 6/15/53	390	439,639
Refunding RB, McCormick Project, Series B-2, 5.00%, 6/15/50	500	521,905
Refunding RB, McCormick Project, Series B-2, 5.25%, 6/15/50	350	369,393
State of Illinois, GO:
5.00%, 2/01/39	300	314,841
5.00%, 5/01/39	275	288,975
Refunding, 5.00%, 8/01/18	500	536,980

		6,693,196

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2016	35

Schedule of Investments (continued)	Series E Portfolio

Municipal Bonds	Par (000)	Value
Indiana — 1.1%
City of Vincennes Refunding RB, Southwest Industrial Regional Project, 6.25%, 1/01/24	$105	$99,168
Indiana Finance Authority, RB, AMT, Private Activity Bond, Ohio River Bridges East End Crossing Project, 5.25%, 1/01/51	1,000	1,090,410

		1,189,578
Iowa — 1.0%
Iowa Finance Authority, Refunding RB, Iowa Fertilizer Co. Project, 5.50%, 12/01/22	750	776,610
Iowa Tobacco Settlement Authority, Refunding RB:
Asset-Backed, Series C, 5.50%, 6/01/42	150	149,987
Capital Appreciation, Asset-Backed, Series B, 5.60%, 6/01/34	160	160,254

		1,086,851
Louisiana — 0.7%
Juban Crossing Economic Development District, Refunding RB, General Infrastructure Projects, Series C, 7.00%, 9/15/44 (a)	150	154,410
Louisiana Public Facilities Authority, Refunding RB, Entergy Louisiana Project, Series B, 3.50%, 6/01/30	620	629,951

		784,361
Maryland — 1.1%
Anne Arundel County Consolidated Special Taxing District, Special Tax Bonds, Villages at 2 Rivers Project, 5.25%, 7/01/44	250	257,915
County of Frederick, RB, Jefferson Technology Park Project, Series B, 7.13%, 7/01/43	150	170,135
Maryland Economic Development Corp., Refunding RB, University of Maryland Project, 5.00%, 7/01/39	100	107,582
Maryland Health & Higher Educational Facilities Authority, Refunding RB, Meritus Medical Center Project, 5.00%, 7/01/40	500	557,550
Prince Georges County, Tax Allocation Bonds, Suitland-Naylor Road Project, 5.00%, 7/01/46	120	120,910

		1,214,092
Massachusetts — 1.6%
Massachusetts Development Finance Agency:
RB, Baystate Medical Center Project, Series N, 5.00%, 7/01/44	500	564,010
RB, Green Bonds, Boston Medical Center Project, 5.00%, 7/01/44	480	535,248
RB, Seven Hills Foundation & Affiliates Project, 5.00%, 9/01/45	335	356,567
Refunding RB, Covanta Energy Project, Series B, 4.88%, 11/01/42 (a)	350	351,372

		1,807,197
Michigan — 2.0%
Michigan Finance Authority, Refunding RB, AMT, Senior Lien, Detroit Water & Sewerage Department Project, 5.00%, 7/01/44	250	265,820
Michigan Tobacco Settlement Finance Authority, RB, Turbo Project, Series A, 6.88%, 6/01/42	500	515,580
Wayne County Airport Authority, RB:
AMT, Detroit Metropolitan Wayne County Airport Project, 5.00%, 12/01/39	250	272,927
Detroit Metropolitan Wayne County Airport Project, Series B, 5.00%, 12/01/44	500	560,390
Series D, 5.00%, 12/01/40	500	568,950

		2,183,667

Municipal Bonds	Par (000)	Value
Minnesota — 1.2%
City of Brooklyn Park, RB, Athlos Leadership Academy Project, 5.25%, 7/01/30	$350	$356,909
City of Deephaven, Refunding RB, Eagle Ridge Academy Project, Series 2015A, 5.25%, 7/01/37	740	783,283
City of Rochester, RB, Homestead Rochester, Inc. Project, 5.00%, 12/01/49	220	227,663

		1,367,855
Missouri — 1.8%
Kansas City IDA, Refunding RB, Kansas City United Methodist Church Project:
5.75%, 11/15/36 (a)	220	222,429
6.00%, 11/15/46 (a)	155	158,108
6.00%, 11/15/51 (a)	100	101,091
Missouri State Environmental Improvement & Energy Resources Authority, RB, Tri-County Water Authority Project, 5.00%, 1/01/40	500	576,850
Plaza at Noah’s Ark Community Improvement District, Refunding Tax Allocation Bonds, 5.00%, 5/01/35	400	409,168
St Louis County IDA, Refunding RB, Nazareth Living Center Project, 4.15%, 8/15/21	500	501,000

		1,968,646
Nebraska — 0.5%
Douglas County Hospital Authority No. 3, Refunding RB, Health Facilities NE Methodist Hospital Project, 5.00%, 11/01/45	500	563,205
New Jersey — 7.1%
Casino Reinvestment Development Authority, Refunding RB:
5.25%, 11/01/39	250	260,685
5.25%, 11/01/44	360	373,064
Essex County Improvement Authority, RB, AMT, 5.25%, 7/01/45 (a)	250	254,463
New Jersey EDA:
RB, AMT, Continental Airlines, Inc. Project, 4.88%, 9/15/19	850	902,793
RB, AMT, Kapkowski Road Landfill Project, Series 1998 B-MB, 6.50%, 4/01/31	100	120,388
RB, AMT, Private Activity — The Goethals Project, 5.38%, 1/01/43	500	557,380
RB, Leap Academy Charter School Project, Series A, 6.20%, 10/01/44	150	154,285
RB, Series WW, 5.25%, 6/15/40	1,000	1,084,190
Refunding RB, Charter, Greater Brunswick Project, Series A, 6.00%, 8/01/49 (a)	250	260,367
New Jersey Health Care Facilities Financing Authority, Refunding RB:
Barnabas Health Obligated Project, 4.25%, 7/01/44	395	412,305
Barnabas Health Obligated Project, 5.00%, 7/01/44	220	247,146
Princeton Health System Project, 5.00%, 7/01/32	175	203,331
Princeton Health System Project, 5.00%, 7/01/33	120	138,857
New Jersey State Turnpike Authority, RB:
Series A, 5.00%, 1/01/43	1,000	1,132,040
Series E, 5.00%, 1/01/45	460	527,652
New Jersey Transportation Trust Fund Authority, RB, Transportation Program, Series AA:
5.00%, 6/15/38	250	262,265
5.25%, 6/15/41	205	222,913
5.00%, 6/15/44	200	210,146

See Notes to Financial Statements.

36	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2016

Schedule of Investments (continued)	Series E Portfolio

Municipal Bonds	Par (000)	Value
New Jersey (continued)
Tobacco Settlement Financing Corp., Refunding RB, Series 1A, 5.00%, 6/01/41	$555	$499,472

		7,823,742
New Mexico — 0.3%
New Mexico Hospital Equipment Loan Council, Refunding RB, Gerald Champion Regional Medical Center Project, 5.50%, 7/01/42	325	352,862
New York — 13.2%
Build NYC Resource Corp.:
RB, 5.50%, 11/01/44	250	268,733
Refunding RB, AMT, Pratt Paper, Inc. Project, 5.00%, 1/01/35 (a)	100	108,075
Chautauqua Tobacco Asset Securitization Corp., Refunding RB, 5.00%, 6/01/48	1,000	1,007,870
City of New York Industrial Development Agency, RB, AMT, JFK International Airport Project, Series B-R, 2.00%, 8/01/28 (b)	1,530	1,533,427
County of Cattaraugus, RB, St. Bonaventure University Project, 5.00%, 5/01/44	195	209,882
Dutchess County Industrial Development Agency, Refunding RB, Bard College Civic Facility Project, Series A-1, 5.00%, 8/01/46	500	476,005
Erie Tobacco Asset Securitization Corp., Refunding RB, Asset Backed, Series A, 5.00%, 6/01/45	495	488,233
Hempstead Town Local Development Corp., RB, Molloy College Project, 5.00%, 7/01/44	500	554,450
Long Island Power Authority, Refunding RB, Series A, 5.00%, 9/01/44	500	572,680
Metropolitan Transportation Authority, Refunding RB, Green Bonds, Series A1,5.25%, 11/15/56	395	468,664
New York City Transitional Finance Authority Building Aid Revenue RB, Series S-1, 4.00%, 7/15/40	750	805,935
New York Counties Tobacco Trust IV, Refunding RB, Series A:
6.25%, 6/01/41 (a)	550	578,649
5.00%, 6/01/42	265	249,513
New York Liberty Development Corp.:
RB, Goldman Sachs Headquarters Project, 5.25%, 10/01/35	700	875,490
Refunding RB, Class 1-3 World Trade Center Project, 5.00%, 11/15/44 (a)	1,000	1,072,280
Refunding RB, Class 2-3 World Trade Center Project, 5.38%, 11/15/40 (a)	150	164,107
Refunding RB, Class 3-3 World Trade Center Project, 7.25%, 11/15/44 (a)	100	121,140
New York State Dormitory Authority, RB, Ichan School of Medicine at Mount Sinai Project, 5.00%, 7/01/40	500	574,135
Tompkins County Development Corp., Refunding RB, Kendal at Ithaca Project, 5.00%, 7/01/44	500	546,940
TSASC, Inc., Refunding RB, Series 1 :
4.75%, 6/01/22	255	255,385
5.00%, 6/01/34	335	324,863
Ulster Tobacco Asset Securitization Corp., RB, Asset-Backed, 6.00%, 6/01/40	150	150,037
Westchester County Healthcare Corp., RB, Senior Lien, Series A, 5.00%, 11/01/44	353	396,845
Westchester County Local Development Corp., Refunding RB:
Kendal on the Hudson Project, 5.00%, 1/01/34	900	986,724
Wartburg Senior Housing Project, Series A, 5.00%, 6/01/30 (a)	250	257,395

Municipal Bonds	Par (000)	Value
New York (continued)
Westchester Medical Center Project, 5.00%, 11/01/46	$455	$513,704
Westchester Tobacco Asset Securitization, Refunding RB, 5.13%, 6/01/45	1,000	999,960

		14,561,121
North Carolina — 0.8%
North Carolina Department of Transportation, RB, AMT, Hot Lanes Project, Series 1-77, 5.00%, 6/30/54	115	123,351
North Carolina Medical Care Commission:
RB, Salemtowne Project, 5.38%, 10/01/45	250	261,690
Refunding RB, 1st Mortgage, Galloway Ridge Project, Series A, 5.25%, 1/01/41	250	261,720
Town of Mooresville, Special Assessment Bonds, 5.38%, 3/01/40 (a)	250	256,775

		903,536
Ohio — 2.2%
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed, Series A-2, 5.88%, 6/01/47	750	705,000
County of Allen, Refunding RB, Mercy Health Project, Series A, 4.00%, 11/01/44	345	356,392
County of Franklin, RB, OPRS Communities Obligation Group Project, Series S, 6.13%, 7/01/40	585	646,296
Port of Greater Cincinnati Development Authority, RB, Colonial Village/Athens Garden Project, 5.00%, 12/01/40	335	337,790
State of Ohio, RB, AMT, Portsmouth Bypass Project, 5.00%, 6/30/53	370	402,460

		2,447,938
Oklahoma — 0.6%
Tulsa Airports Improvement Trust, Refunding RB, AMT, American Airlines Project, 5.00%, 6/01/35 (b)	615	701,795
Oregon — 0.4%
Hospital Facilities Authority of Multnomah County Oregon, Refunding RB, Mirabella at South Waterfront Project, 5.50%, 10/01/49	150	164,233
Polk County Hospital Facility Authority, RB, Dallas Retirement Village Project, Series A, 5.38%, 7/01/45	250	258,165

		422,398
Pennsylvania — 5.1%
Delaware County Authority, RB, Villanova University Project, 5.00%, 8/01/45	250	289,767
Lancaster County Hospital Authority, Refunding RB:
St. Anne’s Retirement Community Project, 5.00%, 4/01/33	250	259,570
University of Pennsylvania Health Project, 4.00%, 8/15/45	335	350,621
Montgomery County IDA:
First Mortgage RB, NHS III Properties Project, 6.50%, 10/01/37	225	226,834
Refunding RB, Albert Einstein Healthcare Project, 5.25%, 1/15/45	500	551,355
Refunding RB, Whitemarsh Continuing Care Retirement Community Project, 5.38%, 1/01/50	170	172,922
Moon IDA, Refunding RB, Baptist Homes Society Project, 6.00%, 7/01/45	250	253,960

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2016	37

Schedule of Investments (continued)	Series E Portfolio

Municipal Bonds	Par (000)	Value
Pennsylvania (continued)
Northampton County IDA, Tax Allocation Bonds, Route 33 Project, 7.00%, 7/01/32	$150	$164,610
Pennsylvania Economic Development Financing Authority:
RB, AMT, The Pennsylvania Rapid Bridge Replacement Project, 5.00%, 6/30/42	625	696,013
Refunding RB, AMT, National Gypson Co. Project, 5.50%, 11/01/44	500	522,575
Pennsylvania Higher Educational Facilities Authority, Refunding RB, Widener University Project, 5.00%, 7/15/38	250	280,590
Pennsylvania Turnpike Commission, RB, Series B, 5.25%, 12/01/44	1,000	1,136,210
Philadelphia Authority for Industrial Development, Refunding RB, First Series 2015, 5.00%, 4/01/45	500	569,900
Philadelphia Hospitals & Higher Education Facilities Authority, RB, Temple University Health System Project, Series A, 5.63%, 7/01/42	130	140,676

		5,615,603
Puerto Rico — 1.1%
Children’s Trust Fund, Refunding RB, Asset-Backed:
5.50%, 5/15/39	270	271,175
5.63%, 5/15/43	665	666,689
Puerto Rico Commonwealth Aqueduct & Sewer Authority, RB, Senior Lien, Series A:
6.13%, 7/01/24	75	53,287
6.00%, 7/01/38	135	92,996
6.00%, 7/01/44	170	114,762

		1,198,909
Rhode Island — 1.6%
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.00%, 6/01/40	100	108,806
Series B, 4.50%, 6/01/45	750	770,963
Series B, 5.00%, 6/01/50	810	851,909

		1,731,678
South Carolina — 2.9%
South Carolina Ports Authority, RB, AMT:
5.00%, 7/01/45	500	560,060
5.25%, 7/01/55	500	557,555
South Carolina State Public Service Authority, Refunding RB:
Series A, 5.50%, 12/01/54	1,000	1,155,550
Series E, 5.25%, 12/01/55	810	928,940

		3,202,105
Tennessee — 0.3%
Chattanooga-Hamilton County Hospital Authority, Refunding RB, 5.00%, 10/01/44	250	277,947
Texas — 4.5%
Central Texas Regional Mobility Authority, RB, Senior Lien:
6.25%, 1/01/46	175	208,885
Series A, 5.00%, 1/01/45	500	566,405
Central Texas Turnpike System, Refunding RB, Series C,:
5.00%, 8/15/37	200	225,936
5.00%, 8/15/42	250	279,695
City of Houston Airport System:
RB, AMT, Series B-1, 5.00%, 7/15/35	100	107,528

Municipal Bonds	Par (000)	Value
Texas (continued)
Refunding RB, AMT, United Airlines, Inc. Project, 5.00%, 7/01/29	$500	$546,865
City of San Antonio Airport System, RB, AMT, 5.00%, 7/01/45	500	557,965
County of Hays, Special Assessment Bonds, La Cima Import District Project, 7.00%, 9/15/45	250	256,763
Fort Bend County Industrial Development Corp., RB, NRG Energy, Inc., Series B, 4.75%, 11/01/42	250	254,460
Mesquite Health Facility Development Corp., Refunding RB, Christian Care Centers, Inc. Project, 5.13%, 2/15/42	250	268,997
New Hope Cultural Education Facilities Corp., RB, Wesleyan Homes, Inc. Project, 5.50%, 1/01/49	250	254,010
Newark Higher Education Finance Corp., RB, Christian Schools, Inc. Project, Series A, 5.50%, 8/15/35 (a)	250	257,360
North Texas Tollway Authority, Refunding RB, Series B, 5.00%, 1/01/40	250	284,923
Tarrant County Cultural Education Facilities Finance Corp.:
RB, Buckingham Senior Living Community Project, 5.50%, 11/15/45	350	365,663
Refunding RB, Barton Creek Senior Living Center Project, 4.75%, 11/15/35	250	251,683
Refunding RB, Trinity Terrace Project, 5.00%, 10/01/49	250	268,425

		4,955,563
Utah — 1.0%
Utah Charter School Finance Authority RB:
Early Light Academy Project, 5.13%, 7/15/49 (a)	545	560,058
Spectrum Academy Project, 6.00%, 4/15/45 (a)	500	522,900

		1,082,958
Virginia — 1.6%
Cherry Hill Community Development Authority, Special Assessment Bonds, Potomac Shores Project, 5.40%, 3/01/45 (a)	250	259,425
Fairfax County EDA, RB, Vinson Hall LLC Project, Series A, 5.00%, 12/01/42	400	416,508
Lower Magnolia Green Community Development Authority, Special Assessment Bonds:
5.00%, 3/01/35 (a)	250	254,673
5.00%, 3/01/45 (a)	100	101,216
Tobacco Settlement Financing Corp., RB, Senior, Series B1, 5.00%, 6/01/47	430	359,157
Virginia College Building Authority:
RB, Green Bonds, Marymount University Project, 5.00%, 7/01/45 (a)	250	257,067
Refunding RB, Marymount University Project, Series A, 5.00%, 7/01/45	100	102,827

		1,750,873
Washington — 1.3%
Greater Wenatchee Regional Events Center Public Facilities District, Refunding RB, Series A, 5.50%, 9/01/42	250	263,860
King County Public Hospital District No. 4, GO, Refunding:
Improvement, Snoqualmie Valley Hospital Project, 7.00%, 12/01/40	200	219,922
Series A, 5.00%, 12/01/30	200	206,174

See Notes to Financial Statements.

38	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2016

Schedule of Investments (continued)	Series E Portfolio

Municipal Bonds	Par (000)	Value
Washington (continued)
Port of Seattle RB, AMT, Series C, 5.00%, 4/01/40	$250	$279,313
Washington State Housing Finance Commission:
RB, Herons’s Key Project, Series A, 7.00%, 7/01/45 (a)	250	261,560
Refunding RB, Skyline 1st. Hill Project, 6.00%, 1/01/45 (a)	210	213,982

		1,444,811
Wisconsin — 1.7%
Public Finance Authority:
RB, Fund for Affordable Housing, North Carolina & Missouri Portfolio, Series A, 4.75%, 12/01/35	140	143,595
RB, Fund for Affordable Housing, North Carolina & Missouri Portfolio, Series A, 5.00%, 12/01/45	340	349,962
RB, Fund for Affordable Housing, North Carolina & Missouri Portfolio, Series A, 5.15%, 12/01/50	210	216,208
RB, Voyager Foundation, Inc. Project, Series A, 5.13%, 10/01/45	150	153,409
Refunding RB, AMT, Celanese Project, Series C, 4.30%, 11/01/30	100	101,718
Refunding RB, AMT, Senior Obligation Group Project, 5.00%, 7/01/42	750	789,375
Refunding RB, Celanese Project, Series D, 4.05%, 11/01/30	100	101,246

		1,855,513
Total Municipal Bonds — 91.4%		100,713,236

Municipal Bonds Transferred to Tender Option Bond Trusts (c)	Par (000)	Value
Illinois — 0.7%
Illinois State Toll Highway Authority, RB, Series A, 5.00%, 1/01/40	$660	$761,886
New York — 5.6%
City of New York Housing Development Corp., RB, Series D-1-B, 4.25%, 11/01/45	1,000	1,036,130
New York State Dormitory Authority Personal Income Tax Revenue, Refunding RB, Series E, 5.00%, 3/15/36	3,330	3,959,237
Port Authority of New York & New Jersey, Refunding RB, 194th Series, 5.25%, 10/15/55	1,000	1,186,189

		6,181,556
North Carolina — 1.1%
North Carolina Capital Facilities Finance Agency, Refunding RB, Duke University Project, Series B, 5.00%, 10/01/55	1,000	1,171,480
Washington — 1.4%
Snohomish County Public Utilities District No. 1, RB, 5.00%, 12/01/45	1,340	1,550,619
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 8.8%		9,665,541
Total Long-Term Investments (Cost — $105,726,237) — 100.2%		110,378,777

Short-Term Securities	Shares
Dreyfus Tax Exempt Cash Management, Institutional Class, 0.12% (d)	4,621,937	4,621,937
Total Short-Term Securities (Cost — $4,621,937) — 4.2%		4,621,937
Total Investments (Cost — $110,348,174) — 104.4%		115,000,714
Other Assets Less Liabilities — 0.0%		28,573
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (4.4)%		(4,843,005)

Net Assets — 100.0%		$110,186,282

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate as of period end.

(c)	Represents bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(d)	Current yield as of period end.

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2016	39

Schedule of Investments (continued)	Series E Portfolio

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Contracts Short	Issue	Expiration	Notional Value	Unrealized Appreciation
(7)	U.S. Treasury Bonds (30 Year)	June 2016	$1,151,063	$ 6,221
(16)	U.S. Treasury Notes (10 Year)	June 2016	$2,086,250	12,481
(7)	U.S. Treasury Notes (5 Year)	June 2016	$848,148	830
(2)	U.S. Ultra Treasury Bonds	June 2016	$345,063	5,431
Total				$24,963

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative instruments located in the Statements of Assets and Liabilities were as follows:

Assets - Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$24,963	—	$24,963

[1]

Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended March 31, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Loss from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$(259,042)	—	$(259,042)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$86,242	—	$ 86,242

Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — short							$3,621,034

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$110,378,777	—	$110,378,777
Short-Term Securities	$4,621,937	—	—	4,621,937

Total	$4,621,937	$110,378,777	—	$115,000,714

[1] See above Schedule of Investments for values in each state.

See Notes to Financial Statements.

40	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2016

Schedule of Investments (concluded)	Series E Portfolio

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$24,963	—	—	$24,963

[2] Derivative financial instruments are futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for futures contracts	$65,650	—	—	$65,650
Liabilities:
TOB Trust Certificates	—	$ (4,835,000)	—	(4,835,000)

Total	$65,650	$ (4,835,000)	—	$(4,769,350)

During the year ended March 31, 2016, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2016	41

Schedule of Investments March 31, 2016	Series M Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)	Value
Invitation Homes Trust, Series 2014-SFR3, Class A, 1.64%, 12/17/31 (a)(b)	$609	$597,377
Progress Residential Trust, Series 2015-SFR2, Class A, 2.74%, 6/12/32 (a)	1,399	1,398,452
SLM Private Education Loan Trust, Series 2012-C, Class A1, 1.54%, 8/15/23 (a)(b)	168	167,679
SMB Private Education Loan Trust, Series 2015-C, Class A3, 2.39%, 8/16/32 (a)(b)	1,000	969,731
Tricon American Homes Trust, Series 2015-SFR1, Class A, 1.68%, 5/17/32 (a)(b)	1,200	1,169,082
Total Asset-Backed Securities — 0.8%		4,302,321

Non-Agency Mortgage-Backed Securities
Commercial Mortgage-Backed Securities — 7.2%
Banc of America Commercial Mortgage Trust, Series 2015-UBS7, Class B, 4.37%, 9/15/48 (b)	2,600	2,728,689
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class A4, 5.69%, 6/11/50 (b)	9,846	10,220,119
BHMS Mortgage Trust, Series 2014-ATLS, Class AFL, 1.94%, 7/05/33 (a)(b)	2,600	2,586,594
Citigroup Commercial Mortgage Trust, Series 2014-GC21, Class A5, 3.86%, 5/10/47	2,800	3,024,382
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A5, 5.62%, 10/15/48	314	314,925
Commercial Mortgage Pass-Through Certificates:
Series 2015-CR24, Class A5, 3.70%, 8/10/55	2,500	2,671,973
Series 2015-CR25, Class A4, 3.76%, 8/10/48	2,400	2,577,396
Series 2016-DC2, Class B, 4.80%, 2/10/49 (b)	1,200	1,286,603
Credit Suisse Mortgage Capital Certificates, Series 2006-C4, Class A3, 5.47%, 9/15/39	3,593	3,619,603
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class DFX, 3.38%, 12/15/19 (a)(b)	3,600	3,407,546
Great Wolf Trust, Series 2015-WOLF, Class A, 1.88%, 5/15/34 (a)(b)	500	492,002
GS Mortgage Securities Trust, Series 2015-GC32, Class A4, 3.76%, 7/10/48	1,700	1,820,613
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A4, 6.10%, 4/15/45 (b)	903	903,017
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2015-SGP, Class A, 2.13%, 7/15/36 (a)(b)	700	694,513
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C9, Class B, 3.71%, 5/15/46 (b)	1,200	1,232,378
Wells Fargo Commercial Mortgage Trust, Series 2015-C30, Class A4, 3.66%, 9/15/58	2,300	2,445,307

		40,025,660

Non-Agency Mortgage-Backed Securities	Par (000)	Value
Interest Only Commercial Mortgage-Backed Securities — 3.4%
Banc of America Commercial Mortgage Trust, Series 2015-UBS7, Class XA, 1.08%, 9/15/48 (b)	$1,790	$111,036
Citigroup Commercial Mortgage Trust:
Series 2014-GC23, Class XA, 1.13%, 7/10/47 (b)	2,862	186,596
Series 2015-P1, Class XA, 0.81%, 9/15/48 (b)	8,365	470,851
Commercial Mortgage Trust:
Series 2013-CR7, Class XA, 1.49%, 3/10/46 (b)	3,851	248,594
Series 2014-CR14, Class XA, 0.86%, 2/10/47 (b)	3,517	133,194
Series 2014-CR15, Class XA, 1.32%, 2/10/47 (b)	24,721	1,358,659
Series 2014-CR16, Class XA, 1.24%, 4/10/47 (b)	1,364	83,451
Series 2015-CR24, Class XA, 0.89%, 8/10/55 (b)	7,255	455,280
Series 2015-CR25, Class XA, 0.97%, 8/10/48 (b)	13,843	934,283
Series 2015-DC1, Class XA, 1.18%, 2/10/48 (b)	18,468	1,278,498
Series 2015-LC19, Class XA, 1.23%, 2/10/48 (b)	8,038	651,362
Series 2015-LC21, Class XA, 0.88%, 7/10/48 (b)	9,938	511,533
Core Industrial Trust:
Series 2015-CALW, Class XA, 0.81%, 2/10/34 (a)(b)	22,150	930,050
Series 2015-TEXW, Class XA, 0.77%, 2/10/34 (a)(b)	18,600	749,013
Series 2015-WEST, Class XA, 0.93%, 2/10/37 (a)(b)	9,300	648,202
Credit Suisse Mortgage Capital Certificates, Series 2014-USA, Class X1, 0.70%, 9/15/37 (a)(b)	26,000	1,138,020
CSAIL Commercial Mortgage Trust, Series 2015-C1, Class XA, 0.97%, 4/15/50 (b)	14,518	862,774
FREMF Mortgage Trust, Series 2015-K718, Class X2A, 0.10%, 2/25/22 (a)(b)	137,892	663,906
GS Mortgage Securities Trust, Series 2014-GC20, Class XA, 1.18%, 4/10/47 (b)	2,556	157,622
JPMBB Commercial Mortgage Securities Trust:
Series 2015-C27, Class XA, 1.38%, 2/15/48 (b)	24,056	1,847,696
Series 2015-C28, Class XA, 1.20%, 10/15/48 (b)	17,216	1,174,615
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2013-C13, Class XA, 1.16%, 11/15/46 (b)	3,655	217,670
Series 2014-C18, Class XA, 0.99%, 10/29/47 (b)	1,389	61,362
Series 2014-C19, Class XA, 1.16%, 12/15/47 (b)	16,767	1,039,490
Series 2015-C25, Class XA, 1.15%, 10/15/48 (b)	4,490	354,551

See Notes to Financial Statements.

42	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2016

Schedule of Investments (continued)	Series M Portfolio

Non-Agency Mortgage-Backed Securities	Par (000)	Value
Interest Only Commercial Mortgage-Backed Securities (continued)
Wells Fargo Commercial Mortgage Trust:
Series 2015-C30, Class XA, 1.18%, 9/15/58 (b)	$6,068	$416,258
Series 2015-NXS1, Class XA, 1.20%, 5/15/48 (b)	8,739	640,353
Series 2016-C33, Class XA, 1.99%, 3/15/59 (b)	3,900	470,379
WF-RBS Commercial Mortgage Trust:
Series 2014-C22, Class XA, 0.95%, 9/15/57 (b)	9,984	530,972
Series 2014-C24, Class XA, 0.98%, 11/15/47 (b)	6,057	345,354
Series 2014-LC14, Class XA, 1.42%, 3/15/47 (b)	3,183	215,764

		18,887,388
Total Non-Agency Mortgage-Backed Securities — 10.6%		58,913,048

U.S. Government Sponsored Agency Securities
Collateralized Mortgage Obligations — 0.8%
Ginnie Mae:
Series 2014-12, Class ZA, 3.00%, 1/20/44	1,280	1,250,763
Series 2014-62, Class Z, 3.00%, 4/20/44	1,059	1,050,482
Series 2014-107, Class WX, 6.83%, 7/20/39 (b)	1,690	2,006,413

		4,307,658
Commercial Mortgage-Backed Securities — 1.1%
Freddie Mac, Series K035, Class A2, 3.46%, 8/25/23 (b)	5,600	6,118,383
Interest Only Commercial Mortgage-Backed Securities — 2.9%
Fannie Mae:
Series 2012-M9, Class X1, 4.02%, 12/25/17 (b)	11,223	487,468
Series, 2015-M1, Class A2, 2.53%, 9/25/24	12,000	12,189,716
Freddie Mac:
Series K040, Class X1, 0.74%, 9/25/24 (b)	9,426	477,065
Series K041, Class X1, 0.56%, 10/25/24 (b)	13,717	540,669
Series K042, Class X1, 1.06%, 12/25/24 (b)	4,081	310,462
Series K043, Class X1, 0.55%, 12/25/24 (b)	16,355	657,213
Series K045, Class X1, 0.46%, 1/25/25 (b)	40,778	1,389,686
Series K718, Class X1, 0.65%, 1/25/22 (b)	2,229	70,627

		16,122,906
Mortgage-Backed Securities — 167.4%
Fannie Mae Mortgage-Backed Securities:
2.00%, 4/01/31 (c)	1,500	1,507,500
2.50%, 4/01/30-4/01/31 (c)	9,561	9,838,651
2.84%, 3/01/44 (b)	1,120	1,155,708
3.00%, 11/01/26-4/01/46 (c)	188,917	194,385,911
3.50%, 9/01/28-4/01/46 (c)	114,960	121,266,224
4.00%, 2/01/29-4/01/46 (c)	91,928	98,593,210
4.50%, 5/01/24-4/01/46 (c)	61,420	67,012,097
5.00%, 2/01/35-4/01/46 (c)	43,902	48,598,156
5.50%, 5/01/34	7,644	8,650,876
6.00%, 2/01/38-4/01/46 (c)	4,716	5,392,281

U.S. Government Sponsored Agency Securities	Par (000)	Value
Mortgage-Backed Securities (continued)
6.50%, 5/01/36-4/01/46 (c)	$1,708	$1,960,230
Freddie Mac Mortgage-Backed Securities:
2.50%, 2/01/30-4/01/31 (c)	5,493	5,649,633
2.75%, 5/01/36 (b)	650	686,178
2.78%, 10/01/45 (b)	1,631	1,682,812
2.81%, 5/01/45 (b)	2,715	2,809,171
2.82%, 5/01/45 (b)	6,486	6,720,167
3.00%, 5/01/27-4/01/46 (c)	29,817	30,711,389
3.50%, 7/01/18-4/01/46 (c)	26,505	27,873,933
4.00%, 8/01/40-4/01/46 (c)	23,708	25,350,055
4.50%, 4/01/18-4/01/46 (c)	11,365	12,380,034
5.00%, 5/01/28-4/01/46 (c)	5,017	5,529,882
5.50%, 1/01/28-4/01/46 (c)	1,723	1,920,430
6.00%, 8/01/28-11/01/39	972	1,106,096
Ginnie Mae Mortgage-Backed Securities:
3.00%, 4/15/46 (c)	25,193	26,090,722
3.50%, 9/15/42-4/15/46 (c)	101,127	106,784,734
4.00%, 9/20/40-4/15/46 (c)	75,867	81,129,967
4.50%, 9/20/39-11/20/44	17,796	19,377,910
5.00%, 7/15/33-4/15/46 (c)	7,036	7,736,035
5.50%, 7/15/38-12/20/41	1,963	2,193,643
6.00%, 4/15/46 (c)	1,040	1,171,655

		925,265,290
Total U.S. Government Sponsored Agency Securities — 172.2%		951,814,237

U.S. Treasury Obligations
U.S. Treasury Notes, 1.63%, 2/15/26	909	895,791
Total U.S. Treasury Obligations — 0.2%		895,791
Total Long-Term Investments (Cost — $1,009,194,787) — 183.8%		1,015,925,397

Short-Term Securities	Shares
Dreyfus Treasury Prime, Institutional Class, 0.17% (d)	7,905,821	7,905,821
Total Short-Term Securities (Cost — $7,905,821) — 1.5%		7,905,821
Total Investments Before TBA Sale Commitments (Cost — $1,017,100,608) — 185.3%		1,023,831,218

TBA Sale Commitments	Par (000)
Fannie Mae Mortgage-Backed Securities:
3.00%, 4/01/31-4/01/46	$159,754	(163,820,126)
3.50%, 4/01/31-4/01/46	39,644	(41,648,062)
4.00%, 4/01/46	19,230	(20,546,053)
4.50%, 4/01/46	41,579	(45,219,428)
5.00%, 4/01/46	15,000	(16,593,750)
6.00%, 4/01/46	600	(683,923)
6.50%, 4/01/46	800	(916,398)
Freddie Mac Mortgage-Backed Securities:
2.50%, 4/01/31	5,110	(5,245,646)
3.00%, 4/01/31	4,163	(4,351,961)
4.00%, 4/01/46	887	(946,665)
4.50%, 4/01/31	200	(206,648)
5.00%, 4/01/46	3,150	(3,459,145)
5.50%, 4/01/46	230	(255,589)
6.00%, 4/01/46	900	(1,020,410)

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2016	43

Schedule of Investments (continued)	Series M Portfolio

TBA Sale Commitments	Par (000)	Value
Ginnie Mae Mortgage-Backed Securities:
3.50%, 4/15/46	$53,201	$(56,226,807)
4.00%, 4/15/46	64,030	(68,420,161)
4.50%, 4/15/46	266	(285,576)
5.50%, 4/15/46	1,000	(1,110,829)
Total TBA Sale Commitments (Proceeds — $429,266,323) — (78.0)%		(430,957,177)

Value
Total Investments Net of TBA Sale Commitments — 107.3%	$592,874,041
Liabilities in Excess of Other Assets — (7.3)%	(40,187,120)

Net Assets — 100.0%	$552,686,921

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate as of period end.

(c)	Represents or includes a TBA transaction. As of period end, unsettled TBA transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Barclays Capital, Inc.	$(2,696,159)	$25,839
BNP Paribas Securities Corp.	$9,381,920	$38,844
Citigroup Global Markets, Inc.	$2,707,596	$21,494
Credit Suisse Securities (USA) LLC	$(34,264,440)	$(213,367)
Deutsche Bank Securities, Inc.	$(5,131,719)	$16,680
Goldman Sachs & Co.	$26,621,180	$140,853
J.P. Morgan Securities LLC	$19,549,370	$236,718
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$(29,267,957)	$(66,587)
Morgan Stanley & Co. LLC	$(7,618,535)	$(10,916)
Nomura Securities International, Inc.	$73,462,023	$219,045
RBC Capital Markets, LLC	$3,233,559	$15,716
Wells Fargo Securities, LLC	$(5,121,761)	$(15,289)

(d)	Current yield as of period end.

Derivative Financial Instruments Outstanding as of Period End

      Futures Contracts

Contracts Long (Short)	Issue	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
1	Euro Dollar Futures	June 2016	$248,275	$ (276)
59	U.S. Treasury Notes (10 Year)	June 2016	$7,693,047	25,008
(56)	U.S. Treasury Notes (2 Year)	June 2016	$12,250,000	(2,486)
(247)	U.S. Treasury Notes (5 Year)	June 2016	$29,927,524	(114,564)
329	Euro Dollar Futures	December 2016	$81,571,438	119,941
(2)	Euro Dollar Futures	March 2017	$495,650	(5,028)
(3)	Euro Dollar Futures	June 2017	$743,100	(8,516)
(1)	Euro Dollar Futures	September 2017	$247,575	(1,976)
(335)	Euro Dollar Futures	December 2017	$82,883,188	(149,686)
4	Euro Dollar Futures	March 2018	$989,100	10,632
Total				$(126,951)

See Notes to Financial Statements.

44	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2016

Schedule of Investments (continued)	Series M Portfolio

Centrally Cleared Interest Rate Swaps
Fixed Rate	Floating Rate	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)
2.18%[1]	3-month LIBOR	12/14/25	$8,610	$(489,598)
2.42%[1]	3-month LIBOR	4/24/45	$820	(62,836)
2.38%[1]	3-month LIBOR	4/24/45	$800	(53,641)
2.39%[1]	3-month LIBOR	4/24/45	$800	(55,640)
2.42%[1]	3-month LIBOR	4/24/45	$760	(58,702)
2.83%[2]	3-month LIBOR	7/10/45	$3,030	509,111
Total				$(211,306)

[1]	Fund pays the fixed rate and receives the floating rate.

[2]	Fund pays the floating rate and receives the fixed rate.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$155,581	—	$155,581
Swaps — centrally cleared	Net unrealized appreciation[1]	—	—	—	—	509,111	—	509,111
Total		—	—	—	—	$664,692	—	$664,692

Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$282,532	—	$282,532
Swaps — centrally cleared	Net unrealized depreciation[1]	—	—	—	—	720,417	—	720,417
Total		—	—	—	—	$1,002,949	—	$1,002,949

[1]

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended March 31, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$1,146,987	—	$1,146,987
Swaps	—	$113,825	—	—	(313,372)	—	(199,547)

Total	—	$113,825	—	—	$833,615	—	$947,440

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$(48,940)	—	$(48,940)
Swaps	—	$14,941	—	—	(211,531)	—	(196,590)

Total	—	$14,941	—	—	$(260,471)	—	$(245,530)

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2016	45

Schedule of Investments (concluded)	Series M Portfolio

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$37,842,767
Average notional value of contracts — short	$85,787,565
Interest rate swaps:
Average notional value — pays fixed rate	$10,785,000
Average notional value — receives fixed rate	$2,272,500
Total return swaps:
Average notional value	$2,624,500

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$4,302,321	—	$4,302,321
Non-Agency Mortgage-Backed Securities	—	57,987,389	$925,659	58,913,048
U.S. Government Sponsored Agency Securities	—	951,814,237	—	951,814,237
U.S. Treasury Obligations	—	895,791	—	895,791
Short-Term Securities	$7,905,821	—	—	7,905,821
Liabilities:
Investments:
TBA Sale Commitments	—	(430,957,177)	—	(430,957,177)

Total	$7,905,821	$584,042,561	$925,659	$592,874,041

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Interest rate contracts	$155,581	$509,111	—	$664,692
Liabilities:
Interest rate contracts	(282,532)	(720,417)	—	(1,002,949)

Total	$(126,951)	$(211,306)	—	$(338,257)

[1] Derivative financial instruments are swaps and futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$621,906	—	—	$621,906
Cash pledged:
Futures contracts	286,810	—	—	286,810
Centrally cleared swaps	277,960	—	—	277,960

Total	$1,186,676	$—	—	$1,186,676

During the year ended March 31, 2016, there were no transfers between levels.

See Notes to Financial Statements.

46	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2016

Schedule of Investments March 31, 2016	Series P Portfolio
(Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares	Value
Fixed Income Funds — 30.0%
BlackRock Allocation Target Shares: Series S Portfolio	6,972,481	$66,517,468

Value
Total Affiliated Investment Companies (Cost — $68,377,237) — 30.0%	$66,517,468
Other Assets Less Liabilities — 70.0%	154,952,847

Net Assets — 100.0%	$221,470,315

Notes to Schedule of Investments

(a)	During the year ended March 31, 2016, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at March 31, 2015	Shares Sold	Shares Held at March 31, 2016	Value at March 31, 2016	Income	Realized Loss
BlackRock Allocation Target Shares: Series S Portfolio	9,740,810	2,768,329	6,972,481	$65,517,468	$2,972,553	$(791,779)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Contracts Long (Short)	Issue	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
(827)	U.S. Treasury Notes (10 Year)	June 2016	$107,833,047	$(206,107)
64	U.S. Treasury Notes (2 Year)	June 2016	$14,000,000	18,788
245	U.S. Treasury Notes (5 Year)	June 2016	$29,685,195	90,732
(167)	U.S. Ultra Treasury Notes (10 Year)	June 2016	$23,505,250	74,961
Total				$ (21,626)

Centrally Cleared Interest Rate Swaps
Fixed Rate	Floating Rate	Expiration Date	Notional Amount (000)	Unrealized Depreciation
0.81%[1]	3-month LIBOR	4/14/17	$20,000	$ (59,841)
0.99%[1]	3-month LIBOR	8/12/17	$80,195	(55,828)
1.11%[1]	3-month LIBOR	1/08/18	$22,000	(135,288)
1.30%[1]	3-month LIBOR	8/12/18	$36,000	(361,895)
2.28%[1]	3-month LIBOR	8/12/25	$80,500	(4,929,774)
1.85%[1]	3-month LIBOR	1/22/26	$18,000	(393,572)
Total				$(5,936,198)

[1]	Fund pays the fixed rate and receives the floating rate.

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2016	47

Schedule of Investments (continued)	Series P Portfolio

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments			Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation	[1]	—	—	—	—	$ 184,481	—	$ 184,481
Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation	[1]	—	—	—	—	$ 206,107	—	$ 206,107
Swaps — centrally cleared	Net unrealized depreciation	[1]	—	—	—	—	5,936,198	—	5,936,198
Total			—	—	—	—	$6,142,305	—	$6,142,305

[1]

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended March 31, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Loss from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$ (7,212,245)	—	$ (7,212,245)
Swaps	—	—	—	—	(3,558,472)	—	(3,558,472)

Total	—	—	—	—	$(10,770,717)	—	$(10,770,717)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$ 2,003,318	—	$ 2,003,318
Swaps	—	—	—	—	(4,498,967)	—	(4,498,967)

Total	—	—	—	—	$ (2,495,649)	—	$ (2,495,649)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$ 33,020,326
Average notional value of contracts — short	$169,517,407
Interest rate swaps:
Average notional value — pays fixed rate	$246,423,750

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Affiliated Investment Companies	$66,517,468	—	—	$66,517,468

See Notes to Financial Statements.

48	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2016

Schedule of Investments (concluded)	Series P Portfolio

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Interest rate contracts	$184,481	—	—	$184,481
Liabilities:
Interest rate contracts	(206,107)	$(5,936,198)	—	(6,142,305)

Total	$(21,626)	$(5,936,198)	—	$(5,957,824)

[1] Derivative financial instruments are swaps and futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$151,445,964	—	—	$151,445,964
Cash pledged:
Futures contracts	1,302,190	—	—	1,302,190
Centrally cleared swaps	3,523,570	—	—	3,523,570

Total	$156,271,724	—	—	$156,271,724

During the year ended March 31, 2016, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2016	49

Schedule of Investments March 31, 2016	Series S Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)	Value
AmeriCredit Automobile Receivables Trust:
Series 2013-2, Class B, 1.19%, 5/08/18	$332	$332,143
Series 2013-2, Class C, 1.79%, 3/08/19	575	576,186
Series 2013-4, Class B, 1.66%, 9/10/18	300	300,392
Series 2013-4, Class C, 2.72%, 9/09/19	300	303,203
Series 2013-5, Class C, 2.29%, 11/08/19	545	547,870
Series 2015-1, Class A3, 1.26%, 11/08/19	1,200	1,197,992
Series 2016-1, Class A3, 1.81%, 10/08/20	1,900	1,906,999
ARES CLO Ltd., Series 2012-2A, Class AR, 1.91%, 10/12/23 (a)(b)	1,620	1,615,365
B2R Mortgage Trust, Series 2015-1, Class A1, 2.52%, 5/15/48 (a)	801	777,712
BA Credit Card Trust, Series 2014-A1, Class A, 0.82%, 6/15/21 (b)	990	989,208
BlueMountain CLO Ltd., Series 2013-4A, Class A, 2.12%, 4/15/25 (a)(b)	3,000	2,990,400
CarMax Auto Owner Trust:
Series 2015-3, Class A4, 1.98%, 2/16/21	2,550	2,577,010
Series 2015-4, Class A3, 1.56%, 11/16/20	3,200	3,214,652
Chase Issuance Trust:
Series 2012-A4, Class A4, 1.58%, 8/16/21	1,340	1,346,201
Series 2015-A5, Class A5, 1.36%, 4/15/20	3,500	3,509,621
CNH Equipment Trust, Series 2014-A, Class A4, 1.50%, 5/15/20	1,850	1,851,774
Colony American Homes, Series 2015-1A, Class A, 1.64%, 7/17/32 (a)(b)	3,994	3,903,195
Ford Credit Floorplan Master Owner Trust, Series 2012-2, Class D, 3.50%, 1/15/19	965	977,498
Madison Park Funding II Ltd., Series 2006-2A, Class A2A, 0.87%, 3/25/20 (a)(b)	1,342	1,338,054
OneMain Financial Issuance Trust, Series 2014-1A, Class A, 2.43%, 6/18/24 (a)	3,730	3,720,631
PFS Financing Corp.:
Series 2014-AA, Class A, 1.04%, 2/15/19 (a)(b)	1,050	1,046,108
Series 2015-AA, Class A, 1.06%, 4/15/20 (a)(b)	1,600	1,579,535
Prestige Auto Receivables Trust, Series 2013-1A, Class B, 1.74%, 5/15/19 (a)	1,300	1,295,151
Santander Drive Auto Receivables Trust:
Series 2012-3, Class C, 3.01%, 4/16/18	161	161,542
Series 2012-5, Class C, 2.70%, 8/15/18	84	84,768
Series 2012-6, Class C, 1.94%, 3/15/18	51	50,652
Series 2012-6, Class D, 2.52%, 9/17/18	3,500	3,523,173
Series 2012-AA, Class C, 1.78%, 11/15/18 (a)	911	911,868
Series 2013-1, Class C, 1.76%, 1/15/19	1,163	1,164,827
Series 2013-3, Class C, 1.81%, 4/15/19	450	451,005
Series 2013-A, Class C, 3.12%, 10/15/19 (a)	720	729,136
SLM Private Credit Student Loan Trust:
Series 2003-B, Class A2, 1.03%, 3/15/22 (b)	150	147,461
Series 2004-B, Class A2, 0.83%, 6/15/21 (b)	151	149,607
SLM Private Education Loan Trust:
Series 2011-A, Class A3, 2.94%, 1/15/43 (a)(b)	2,000	2,017,481
Series 2012-C, Class A1, 1.54%, 8/15/23 (a)(b)	79	78,809

Asset-Backed Securities	Par (000)	Value
Series 2012-C, Class A2, 3.31%, 10/15/46 (a)	$955	$973,151
Series 2012-E, Class A2B, 2.19%, 6/15/45 (a)(b)	3,500	3,503,291
Series 2013-A, Class A2B, 1.49%, 5/17/27 (a)(b)	2,000	1,983,702
Series 2013-C, Class A1, 1.29%, 2/15/22 (a)(b)	297	296,261
SLM Student Loan Trust, Series 2013-4, Class A, 0.98%, 6/25/27 (b)	515	492,907
SMB Private Education Loan Trust, Series 2015-A, Class A1, 1.03%, 7/17/23 (a)(b)	2,605	2,592,598
SoFi Professional Loan Program LLC:
Series 2015-A, Class A1, 1.63%, 3/25/33 (a)(b)	2,814	2,751,643
Series 2015-B, Class A2, 2.51%, 9/27/32 (a)	2,362	2,334,447
Series 2015-D, Class A2, 2.72%, 10/27/36 (a)	943	938,204
SpringCastle America Funding LLC, Series 2014-AA, Class A, 2.70%, 5/25/23 (a)	454	452,093
Springleaf Funding Trust, Series 2015-AA, Class A, 3.16%, 11/15/24 (a)	955	945,021
Synchrony Credit Card Master Note Trust, Series 2015-1, Class A, 2.37%, 3/15/23	1,185	1,205,075
World Financial Network Credit Card Master Trust:
Series 2012-A, Class A, 3.14%, 1/17/23	2,065	2,153,870
Series 2012-C, Class A, 2.23%, 8/15/22	930	945,982
Series 2012-D, Class B, 3.34%, 4/17/23	330	333,357
Total Asset-Backed Securities — 29.1%		69,268,831

Corporate Bonds
Aerospace & Defense — 0.6%
United Technologies Corp., 1.78%, 5/04/18 (c)	1,325	1,328,087
Air Freight & Logistics — 0.0%
Federal Express Corp. Pass-Through Trust, Series 2012, 2.63%, 1/15/18 (a)	80	80,403
Airlines — 0.7%
Continental Airlines Pass-Through Trust:
9.00%, 1/08/18	456	465,456
9.25%, 11/10/18	374	396,172
UAL Pass-Through Trust:
10.40%, 5/01/18	136	141,364
9.75%, 7/15/18	197	207,037
Virgin Australia Trust, Series 2013-1A, 5.00%, 4/23/25 (a)	422	430,137

		1,640,166
Auto Components — 0.1%
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 3.50%, 3/15/17	350	348,250
Automobiles — 1.8%
Daimler Finance North America LLC:
1.45%, 8/01/16 (a)(d)	300	300,518
1.65%, 3/02/18 (a)(d)	755	755,905
General Motors Co., 3.50%, 10/02/18	2,100	2,149,638

See Notes to Financial Statements.

50	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2016

Schedule of Investments (continued)	Series S Portfolio

Corporate Bonds	Par (000)	Value
Automobiles (continued)
Volkswagen Group of America Finance LLC, 1.65%, 5/22/18 (a)(d)	$1,115	$1,099,374

		4,305,435
Banks — 4.5%
Bank of America Corp., 2.65%, 4/01/19	4,173	4,246,249
BB&T Corp., 2.45%, 1/15/20	2,150	2,187,283
Citizens Bank N.A., 2.30%, 12/03/18	335	336,893
Commonwealth Bank of Australia, 1.75%, 11/02/18	455	455,676
JPMorgan Chase & Co.:
1.63%, 5/15/18 (d)	1,400	1,402,873
2.25%, 1/23/20 (d)	1,250	1,259,887
Mizuho Bank Ltd., 2.15%, 10/20/18 (a)	630	630,386
Swedbank AB, 2.13%, 9/29/17 (a)	250	252,115

		10,771,362
Beverages — 1.7%
Anheuser-Busch InBev Finance, Inc.:
1.90%, 2/01/19	2,250	2,282,130
2.65%, 2/01/21	645	662,794
SABMiller Holdings, Inc., 2.45%, 1/15/17 (a)(d)	1,000	1,009,170

		3,954,094
Biotechnology — 3.0%
AbbVie, Inc.:
1.80%, 5/14/18 (d)	665	669,466
2.00%, 11/06/18 (d)	1,500	1,515,747
2.50%, 5/14/20	620	631,205
Amgen, Inc., 2.20%, 5/22/19	2,225	2,276,131
Celgene Corp., 2.25%, 5/15/19	1,000	1,014,505
Gilead Sciences, Inc.:
2.35%, 2/01/20	405	414,382
2.55%, 9/01/20	545	561,249

		7,082,685
Capital Markets — 3.2%
Goldman Sachs Group, Inc., 5.95%, 1/18/18 (d)	1,800	1,930,304
Morgan Stanley:
5.75%, 10/18/16 (d)	250	256,264
2.38%, 7/23/19 (d)	3,100	3,132,584
Murray Street Investment Trust I, 4.65%, 3/09/17 (c)	140	143,934
UBS AG, 1.38%, 6/01/17 (d)	2,060	2,057,357

		7,520,443
Chemicals — 0.2%
Lubrizol Corp., 8.88%, 2/01/19 (d)	423	503,718
Commercial Services & Supplies — 0.8%
Aviation Capital Group Corp.:
3.88%, 9/27/16 (a)(d)	900	904,500
4.63%, 1/31/18 (a)(d)	950	971,375

		1,875,875
Consumer Finance — 4.3%
Capital One Financial Corp., 2.45%, 4/24/19 (d)	1,824	1,843,376
Capital One N.A., 2.35%, 8/17/18	565	567,909
Ford Motor Credit Co. LLC:
4.21%, 4/15/16	100	100,089
3.98%, 6/15/16	120	120,761
8.00%, 12/15/16	500	521,965

Corporate Bonds	Par (000)	Value
Consumer Finance (continued)
1.72%, 12/06/17 (d)	$2,000	$1,985,256
2.88%, 10/01/18 (d)	1,250	1,272,717
2.94%, 1/08/19	400	406,171
3.34%, 3/18/21	200	205,809
General Motors Financial Co., Inc., 3.10%, 1/15/19	470	475,621
Nissan Motor Acceptance Corp., 2.00%, 3/08/19 (a)	340	342,690
Synchrony Financial:
1.88%, 8/15/17 (d)	405	403,747
3.00%, 8/15/19 (d)	900	914,269
Toyota Motor Credit Corp., 2.13%, 7/18/19	1,000	1,022,585

		10,182,965
Diversified Financial Services — 1.7%
Hyundai Capital America, 2.40%, 10/30/18 (a)	215	216,434
Moody’s Corp., 2.75%, 7/15/19 (d)	690	707,808
Voya Financial, Inc., 2.90%, 2/15/18 (d)	3,000	3,046,215

		3,970,457
Diversified Telecommunication Services — 1.8%
AT&T Inc.:
2.40%, 3/15/17	295	298,443
2.45%, 6/30/20	265	268,530
Verizon Communications, Inc.:
6.35%, 4/01/19 (d)	1,150	1,302,950
2.63%, 2/21/20 (d)	1,775	1,826,365
4.50%, 9/15/20	555	612,733

		4,309,021
Electric Utilities — 1.4%
Duke Energy Carolinas LLC, 4.30%, 6/15/20	625	690,827
Duke Energy Progress LLC, 5.30%, 1/15/19	880	972,101
Exelon Corp., 1.55%, 6/09/17	270	269,570
Ohio Power Co., 6.05%, 5/01/18 (d)	1,275	1,379,388

		3,311,886
Electronic Equipment, Instruments & Components — 0.1%
Jabil Circuit, Inc., 7.75%, 7/15/16	354	359,099
Energy Equipment & Services — 0.2%
Schlumberger Holdings Corp., 2.35%, 12/21/18 (a)	475	478,116
Food & Staples Retailing — 0.1%
CVS Health Corp., 2.80%, 7/20/20	155	160,867
Health Care Equipment & Supplies — 0.8%
Medtronic, Inc., 2.50%, 3/15/20	1,000	1,034,812
St. Jude Medical, Inc., 2.00%, 9/15/18	615	621,733
Stryker Corp., 2.00%, 3/08/19	315	318,364

		1,974,909
Health Care Providers & Services — 0.2%
Anthem, Inc., 2.38%, 2/15/17 (d)	500	504,012
Insurance — 2.9%
AIA Group Ltd., 2.25%, 3/11/19 (a)	500	502,063
American International Group, Inc., 3.30%, 3/01/21	1,340	1,369,999
AXIS Specialty Finance PLC, 2.65%, 4/01/19 (d)	736	735,929
Berkshire Hathaway Finance Corp., 1.70%, 3/15/19	120	121,665
Marsh & McLennan Cos., Inc.: 2.30%, 4/01/17 (d)	500	503,698

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2016	51

Schedule of Investments (continued)	Series S Portfolio

Corporate Bonds	Par (000)	Value
Insurance (continued)
2.35%, 9/10/19 (d)	$1,250	$1,261,270
New York Life Global Funding, 1.95%, 2/11/20 (a)(d)	705	705,090
Prudential Financial, Inc., 6.00%, 12/01/17	1,700	1,820,814

		7,020,528
IT Services — 1.3%
Hewlett Packard Enterprise Co., 2.85%, 10/05/18 (a)	1,668	1,696,009
Visa, Inc., 2.20%, 12/14/20	1,285	1,316,923

		3,012,932
Media — 3.0%
CCO Safari II LLC, 3.58%, 7/23/20 (a)	1,005	1,026,946
Comcast Corp., 5.15%, 3/01/20	900	1,012,688
COX Communications, Inc., 6.25%, 6/01/18 (a)(d)	1,000	1,071,488
Interpublic Group of Cos., Inc., 2.25%, 11/15/17 (d)	942	942,094
NBCUniversal Enterprise, Inc., 1.97%, 4/15/19 (a)	1,250	1,269,254
Omnicom Group, Inc., 5.90%, 4/15/16	254	254,342
Sky PLC:
6.10%, 2/15/18 (a)	278	298,387
2.63%, 9/16/19 (a)(d)	1,255	1,268,023

		7,143,222
Oil, Gas & Consumable Fuels — 0.3%
Marathon Petroleum Corp., 2.70%, 12/14/18	620	619,272
Pharmaceuticals — 2.9%
Actavis Funding SCS, 2.35%, 3/12/18	3,295	3,333,921
Actavis, Inc., 1.88%, 10/01/17 (d)	1,684	1,691,181
Merck & Co, Inc., 1.30%, 5/18/18	2,000	2,016,290

		7,041,392
Professional Services — 0.1%
Experian Finance PLC, 2.38%, 6/15/17 (a)(d)	290	289,519
Real Estate Investment Trusts (REITs) — 2.7%
CC Holdings GS V LLC/Crown Castle GS III Corp., 2.38%, 12/15/17	100	100,852
HCP, Inc., 3.75%, 2/01/19 (d)	800	825,486
Prologis LP, 4.00%, 1/15/18 (d)	1,400	1,449,059
Ventas Realty LP, 1.55%, 9/26/16 (d)	1,343	1,344,456
Ventas Realty LP/Ventas Capital Corp., 2.00%, 2/15/18	657	657,846
Welltower, Inc.:
6.20%, 6/01/16 (d)	600	604,709
4.70%, 9/15/17 (d)	1,450	1,506,956

		6,489,364
Road & Rail — 2.0%
Kansas City Southern, 1.32%, 10/28/16 (a)(b)	850	843,050
Penske Truck Leasing Co. LP/PTL Finance Corp.:
3.75%, 5/11/17 (a)	90	91,389
3.38%, 3/15/18 (a)(d)	2,006	2,047,470
2.88%, 7/17/18 (a)	363	365,633
3.05%, 1/09/20 (a)	950	944,615
Ryder System, Inc., 2.50%, 5/11/20	485	478,816

		4,770,973
Software — 0.5%
Oracle Corp., 3.88%, 7/15/20	1,000	1,091,031
Specialty Retail — 0.7%
QVC, Inc., 3.13%, 4/01/19	1,668	1,673,167

Corporate Bonds	Par (000)	Value
Technology Hardware, Storage & Peripherals — 0.5%
Apple Inc., 1.75%, 2/23/21 (b)	$1,265	$1,282,255
Tobacco — 1.3%
Philip Morris International, Inc.:
1.38%, 2/25/19	135	135,430
4.50%, 3/26/20	325	360,439
1.88%, 2/25/21	160	160,810
Reynolds American, Inc.:
2.30%, 6/12/18 (d)	1,530	1,560,551
3.25%, 6/12/20	778	813,597

		3,030,827
Trading Companies & Distributors — 1.8%
Air Lease Corp.:
2.13%, 1/15/18 (d)	1,385	1,371,150
2.63%, 9/04/18	160	158,990
3.38%, 1/15/19	500	498,438
GATX Corp.:
6.00%, 2/15/18	500	531,737
2.50%, 3/15/19 (d)	1,000	997,954
International Lease Finance Corp.:
6.75%, 9/01/16 (a)	527	534,905
7.13%, 9/01/18 (a)	210	228,900

		4,322,074
Total Corporate Bonds — 47.2%		112,448,406

Foreign Government Obligations
Iceland — 0.2%
Republic of Iceland:
4.88%, 6/16/16	488	490,302
4.88%, 6/16/16	102	102,481
Total Foreign Government Obligations — 0.2%		592,783

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 0.1%
Arran Residential Mortgages Funding PLC, Series 2011-1A, Class A2C, 2.07%, 11/19/47 (a)(b)	52	52,435
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-7, Class 4A, 2.84%, 10/25/34 (b)	22	21,342
Bear Stearns Alt-A Trust, Series 2004-13, Class A1, 1.17%, 11/25/34 (b)	4	4,371
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-HYB1, Class 2A, 2.70%, 5/20/34 (b)	133	125,512
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 4A1, 2.55%, 6/25/34 (b)	107	106,216

		309,876
Commercial Mortgage-Backed Securities — 30.0%
Banc of America Commercial Mortgage Trust:
Series 2006-2, Class AM, 5.97%, 5/10/45 (b)	1,137	1,136,072
Series 2006-5, Class AM, 5.45%, 9/10/47	2,700	2,730,389
Series 2007-5, Class A4, 5.49%, 2/10/51	1,765	1,825,018

See Notes to Financial Statements.

52	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2016

Schedule of Investments (continued)	Series S Portfolio

Non-Agency Mortgage-Backed Securities	Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
Bear Stearns Commercial Mortgage Securities Trust:
Series 2006-PW12, Class A4, 5.75%, 9/11/38 (b)	$74	$73,762
Series 2007-PW16, Class A4, 5.72%, 6/11/40 (b)	1,299	1,334,467
Series 2007-PW17, Class A4, 5.69%, 6/11/50 (b)	1,920	1,993,197
Series 2007-PW18, Class AM 6.08%, 6/11/50 (b)	1,425	1,490,151
CGBAM Commercial Mortgage Trust, Series 2015-SMRT, Class B, 3.21%, 4/10/28 (a)	830	837,565
Citigroup Commercial Mortgage Trust:
Series 2007-C6, Class A1A, 5.71%, 12/10/49 (b)	1,986	2,030,888
Series 2013-SMP, Class A, 2.11%, 1/14/30	1,210	1,216,184
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD5, Class AJA, 6.12%, 11/15/44 (b)	1,415	1,473,811
Commercial Mortgage Trust:
Series 2006-GG7, Class A4, 5.88%, 7/10/38 (b)	186	186,498
Series 2013-CR12, Class A2, 2.90%, 10/10/46	1,730	1,779,164
Series 2013-SFS, Class A1, 1.87%, 4/12/35 (a)	356	352,642
Series 2014-UBS2, Class A2, 2.82%, 3/10/47	1,380	1,415,735
Series 2015-CR23, Class A2, 2.85%, 5/10/48	840	871,916
Credit Suisse Commercial Mortgage Trust:
Series 2006-C4, Class AM, 5.51%, 9/15/39	3,000	3,025,503
Series 2006-C5, Class AM, 5.34%, 12/15/39	2,616	2,647,308
Series 2007-C2, Class AM 5.59%, 1/15/49 (b)	2,500	2,558,624
Series 2007-C5, Class AAB, 5.62%, 9/15/40 (b)	205	207,119
Series 2008-C1, Class A2, 6.07%, 2/15/41 (b)	54	54,212
Series 2010-RR7, Class 2B, 5.47%, 9/16/39 (a)(b)	1,090	1,092,371
Deutsche Bank Re-REMIC Trust, Series 2011-C32, Class A3A, 5.19%, 6/17/49 (a)(b)	1,045	1,071,399
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class AFL1, 1.74%, 12/15/16 (a)(b)	1,283	1,272,094
GS Mortgage Securities Trust, Series 2007-GG10, Class A1A, 5.79%, 8/10/45 (b)	1,203	1,236,560
Hilton USA Trust, Series 2013-HLT, Class DFX, 4.41%, 11/05/30 (a)	1,675	1,677,126
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2004-LN2, Class A2, 5.12%, 7/15/41	16	15,942
Series 2006-LDP7, Class AM, 5.93%, 4/15/45 (b)	1,770	1,772,431
Series 2006-LDP9, Class A3, 5.34%, 5/15/47	2,685	2,725,604
Series 2013-WT, Class A, 2.80%, 2/16/25 (a)	1,994	2,010,915
Series 2015-CSMO, Class A, 1.69%, 1/15/32 (b)	2,900	2,856,305

Non-Agency Mortgage-Backed Securities	Par (000)	Value
LB-UBS Commercial Mortgage Trust:
Series 2006-C4, Class AM, 5.87%, 6/15/38 (b)	$2,000	$2,007,590
Series 2007-C1, Class A4, 5.42%, 2/15/40	545	554,576
Series 2007-C2, Class A1A, 5.39%, 2/15/40	1,937	1,977,567
Series 2007-C6, Class AM, 6.11%, 7/15/40 (b)	3,285	3,403,480
Series 2007-C7, Class AM, 6.15%, 9/15/45 (b)	1,350	1,392,317
Merrill Lynch Mortgage Trust, Series 2008-C1, Class A4, 5.69%, 2/12/51	1,867	1,954,806
ML-CFC Commercial Mortgage Trust, Series 2006-4, Class AM, 5.20%, 12/12/49	750	762,747
Morgan Stanley Capital I Trust:
Series 2006-IQ12, Class A1A, 5.32%, 12/15/43	763	772,801
Series 2006-IQ12, Class A4, 5.33%, 12/15/43	552	556,451
Series 2007-HQ11, Class A4FL, 0.57%, 2/12/44 (b)	865	856,035
Series 2007-HQ12, Class AM, 5.72%, 4/12/49 (b)	2,775	2,795,534
Series 2007-IQ15, Class A4, 5.92%, 6/11/49 (b)	1,046	1,085,245
Morgan Stanley Re-REMIC Trust:
Series 2010-GG10, Class A4A, 5.79%, 8/15/45 (a)(b)	2,411	2,465,331
Series 2012-XA, Class A, 2.00%, 7/27/49 (a)	232	230,317
STRIPs Ltd., Series 2012-1A, Class A, 1.50%, 12/25/44 (a)	49	48,789
Wachovia Bank Commercial Mortgage Trust:
Series 2006-C28, Class A4FL, 0.58%, 10/15/48	1,036	1,028,488
Series 2007-C32, Class A1A, 5.70%, 6/15/49 (a)(b)	1,849	1,898,382
Series 2007-C33, Class A4, 5.95%, 2/15/51 (b)	1,144	1,181,136
Series 2007-C34, Class A1A, 5.61%, 5/15/46	1,500	1,541,447
Wells Fargo Resecuritization Trust, Series 2012-IO, Class A, 1.75%, 8/20/21 (a)	32	31,595

		71,515,606
Interest Only Commercial Mortgage-Backed Securities — 0.9%
Citigroup Commercial Mortgage Trust, Series 2015-P1, Class XA, 0.81%, 9/15/48	5,090	286,490
Commercial Mortgage Trust:
Series 2012-CR2, Class XA, 1.75%, 8/15/45 (b)	984	82,645
Series 2013-CR7, Class XA, 1.49%, 3/10/46 (b)	3,441	222,097
Series 2015-CR23, Class XA, 1.01%, 5/10/48 (b)	2,615	155,091
Series 2015-LC21, Class XA, 0.88%, 7/10/48 (b)	6,495	334,287
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2012-LC9, Class XA, 2.32%, 12/15/47 (b)	4,482	333,248
WF-RBS Commercial Mortgage Trust:
Series 2013-C14, Class XA, 0.89%, 6/15/46 (b)	9,696	413,274

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2016	53

Schedule of Investments (continued)	Series S Portfolio

Non-Agency Mortgage-Backed Securities	Par (000)	Value
Interest Only Commercial Mortgage-Backed Securities (continued)
Series 2013-C15, Class XA, 0.58%, 8/15/46 (b)	$7,455	$208,428

		2,035,560
Total Non-Agency Mortgage-Backed Securities — 31.0%		73,861,042

U.S. Government Sponsored Agency Securities
Collateralized Mortgage Obligations — 1.9%
Freddie Mac:
Series 3959, Class MA, 4.50%, 11/15/41	433	476,305
Series 3986, Class M, 4.50%, 9/15/41	419	455,479
Series 4239, Class AB, 4.00%, 12/15/39	1,339	1,427,170
Series 4253, Class PA, 3.50%, 8/15/41	1,389	1,450,578
Series 4390, Class CA, 3.50%, 6/15/50	673	716,120

		4,525,652
Interest Only Commercial Mortgage-Backed Securities — 0.1%
Fannie Mae, Series 2013-M5, Class X2, 2.32%, 1/25/22 (b)	1,417	130,175
Mortgage-Backed Securities — 23.0%
Fannie Mae Mortgage-Backed Securities:
2.50%, 12/01/27-4/01/31 (e)	4,931	5,083,662
2.72%, 7/01/43 (b)	2,858	2,949,457
2.90%, 7/01/44 (b)	2,292	2,376,576
2.98%, 10/01/45 (b)	4,881	5,036,410
3.00%, 4/01/31 (e)	12,805	13,375,222
3.16%, 6/01/45 (b)	2,472	2,581,472
3.50%, 4/01/31 (e)	13,110	13,844,290
4.00%, 4/01/31 (e)	1,345	1,401,371
4.50%, 9/01/26	159	169,736
5.00%, 7/01/19-7/01/25	888	928,452

U.S. Government Sponsored Agency Securities	Par (000)	Value
Mortgage-Backed Securities (continued)
Freddie Mac Mortgage-Backed Securities:
2.64%, 3/01/45 (b)	$2,489	$2,564,131
3.05%, 5/01/45 (b)	3,611	3,745,024
5.00%, 1/01/19-9/01/21	390	408,770
5.50%, 5/01/22	360	380,242

		54,844,815
Total U.S. Government Sponsored Agency Securities — 25.0%		59,500,642

U.S. Treasury Obligations — 4.5%
U.S. Treasury Notes, 0.75%, 1/31/18-2/15/19 (d)	10,635	10,608,539
Total Long-Term Investments Cost — $328,668,234) — 137.0%		326,280,243

Short-Term Securities	Shares
Dreyfus Treasury Prime, Institutional Class, 0.17% (f)	718,224	718,224
Total Short-Term Securities (Cost — $718,224) — 0.3%		718,224

Options Purchased
(Cost — $173,010) — 0.0%		2,462
Total Investments Before Options Written (Cost — $329,559,468) — 137.3%		327,000,929

Options Written
(Premiums Received — $ 147,116) — (0.0)%		(2,463)
Total Investments Net of Options Written — 137.3%		326,998,466
Liabilities in Excess of Other Assets — (37.3)%		(88,761,549)

Net Assets — 100.0%		$238,236,917

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate as of period end.

(c)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(d)	All or a portion of security has been pledged as collateral in connection with outstanding reverse repurchase agreements.

(e)	Represents or includes a TBA transaction. As of period end, unsettled TBA transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Barclays Capital, Inc.	$2,059,219	$7,834
Goldman Sachs & Co.	$23,667,114	$117,911
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$2,971,428	$13,143
Morgan Stanley & Co. LLC	$1,401,371	$2,150
Wells Fargo Securities, LLC	$574,875	$5,163

(f)	Current yield as of period end.

See Notes to Financial Statements.

54	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2016

Schedule of Investments (continued)	Series S Portfolio

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Reverse Repurchase Agreements
Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest	Type of Underlying Collateral	Remaining Contractual Maturity of the Agreements
Barclays Capital, Inc.	0.55%	12/17/15	Open	$274,775	$275,209	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.64%	12/17/15	Open	283,500	284,021	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.64%	12/17/15	Open	380,700	381,399	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.64%	12/17/15	Open	500,850	501,770	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.70%	12/17/15	Open	573,750	574,902	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.70%	12/17/15	Open	671,887	673,237	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.64%	12/17/15	Open	852,750	854,316	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.70%	12/17/15	Open	855,000	856,717	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.70%	12/17/15	Open	879,592	881,359	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.70%	12/17/15	Open	926,250	928,110	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.70%	12/17/15	Open	942,500	944,393	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.65%	12/17/15	Open	950,000	951,772	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.70%	12/17/15	Open	988,750	990,730	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.64%	12/17/15	Open	1,003,500	1,005,342	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.70%	12/17/15	Open	1,007,500	1,009,523	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.64%	12/17/15	Open	1,171,875	1,174,027	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.64%	12/17/15	Open	1,178,125	1,180,288	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.64%	12/17/15	Open	1,182,838	1,185,009	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.70%	12/17/15	Open	1,184,375	1,186,753	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.64%	12/17/15	Open	1,265,778	1,268,102	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.70%	12/17/15	Open	1,296,706	1,299,310	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.64%	12/17/15	Open	1,313,250	1,315,661	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.70%	12/17/15	Open	1,373,750	1,376,509	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.64%	12/17/15	Open	1,379,820	1,382,353	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.64%	12/17/15	Open	1,410,000	1,412,589	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.64%	12/17/15	Open	1,439,125	1,441,767	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.64%	12/17/15	Open	1,582,960	1,585,866	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.70%	12/17/15	Open	1,627,500	1,630,760	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.64%	12/17/15	Open	1,863,000	1,866,421	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.70%	12/17/15	Open	1,875,000	1,878,765	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.64%	12/17/15	Open	1,925,000	1,928,534	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.64%	12/17/15	Open	1,931,250	1,934,796	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.64%	12/17/15	Open	1,935,790	1,939,344	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.64%	12/17/15	Open	2,362,500	2,366,838	Corporate Bonds	Open/Demand
BNP Paribas Securities Corp.	0.75%	12/21/15	Open	246,000	246,509	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.64%	12/21/15	Open	477,500	478,343	Corporate Bonds	Open/Demand
BNP Paribas Securities Corp.	0.75%	12/21/15	Open	478,000	478,989	Corporate Bonds	Open/Demand
BNP Paribas Securities Corp.	0.75%	12/21/15	Open	479,000	479,991	Corporate Bonds	Open/Demand
BNP Paribas Securities Corp.	0.75%	12/21/15	Open	628,000	629,300	Corporate Bonds	Open/Demand
BNP Paribas Securities Corp.	0.75%	12/21/15	Open	658,000	659,362	Corporate Bonds	Open/Demand
BNP Paribas Securities Corp.	0.75%	12/21/15	Open	693,000	694,434	Corporate Bonds	Open/Demand
BNP Paribas Securities Corp.	0.75%	12/21/15	Open	707,000	708,463	Corporate Bonds	Open/Demand
BNP Paribas Securities Corp.	0.75%	12/21/15	Open	784,000	785,623	Corporate Bonds	Open/Demand
BNP Paribas Securities Corp.	0.75%	12/21/15	Open	1,228,000	1,230,542	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.64%	2/3/16	Open	1,704,000	1,705,728	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.64%	3/1/16	Open	1,316,000	1,316,715	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	0.10%	3/31/16	4/1/16	1,992,500	1,992,506	Corporate Bonds	Overnight
Total				$51,780,946	$51,872,997

[1]	Certain agreements have no stated maturity and can be terminated by either party at any time.

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2016	55

Schedule of Investments (continued)	Series S Portfolio

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Contracts Long (Short)	Issue	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
(53)	U.S. Treasury Notes (10 Year)	June 2016	$6,910,703	$ (57,523)
266	U.S. Treasury Notes (2 Year)	June 2016	$58,187,500	163,389
(472)	U.S. Treasury Notes (5 Year)	June 2016	$57,189,438	(247,635)
(10)	U.S. Ultra Treasury Notes (10 Year)	June 2016	$1,407,500	(17,784)
Total				$(159,553)

Exchange-Traded Options Purchased
Description	Put/ Call	Expiration Date	Strike Price	Contracts	Value
Euro Dollar 90-Day	Put	6/13/16	$97.88	197	$1,231
Euro Dollar 90-Day	Put	6/13/16	$98.63	197	1,231
Total					$2,462

Exchange-Traded Options Written
Description	Put/ Call	Expiration Date	Strike Price	Contracts	Value
Euro Dollar 90-Day	Put	6/13/16	$98.25	394	$(2,463)

Centrally Cleared Interest Rate Swaps
Fixed Rate	Floating Rate	Effective Date	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)
0.81%[1]	3-month LIBOR	N/A	5/19/17	$50,000	$ 125,680
0.77%[1]	3-month LIBOR	N/A	10/02/17	$10,000	19,241
0.75%[1]	3-month LIBOR	N/A	10/09/17	$42,000	54,501
0.68%[1]	3-month LIBOR	N/A	10/16/17	$20,000	(2,315)
0.99%[1]	3-month LIBOR	N/A	11/25/17	$30,000	156,002
1.11%[1]	3-month LIBOR	N/A	1/08/18	$22,000	133,747
1.53%[2]	3-month LIBOR	N/A	4/27/20	$20,000	(463,906)
Total					$ 22,950

[1] Fund pays the floating rate and receives the fixed rate.
[2] Fund pays the fixed rate and receives the floating rate.

Transactions in Options Written for the Year Ended March 31, 2016

	Puts
	Contracts	Premiums Received
Outstanding options, beginning of year	394	$147,116
Options written	—	—
Options expired	—	—
Options closed	—	—

Outstanding options, end of year	394	$147,116

See Notes to Financial Statements.

56	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2016

Schedule of Investments (continued)	Series S Portfolio

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$163,389	—	$163,389
Options purchased	Investments at value — unaffiliated[2]	—	—	—	—	2,462	—	2,462
Swaps — centrally cleared	Net unrealized appreciation[1]	—	—	—	—	489,171	—	489,171
Total		—	—	—	—	$655,022	—	$655,022

Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$322,942	—	$322,942
Options written	Options written at value	—	—	—	—	2,463	—	2,463
Swaps — centrally cleared	Net unrealized depreciation[1]	—	—	—	—	466,221	—	466,221
Total		—	—	—	—	$791,626	—	$791,626

[1]

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedule of Investments.

For the year ended March 31, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$(1,660,034)	—	$(1,660,034)
Swaps	—	—	—	—	481,364	—	481,364
Total	—	—	—	—	$(1,178,670)	—	$(1,178,670)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$110,368	—	$110,368
Options purchased[1]	—	—	—	—	(88,651)	—	(88,651)
Options written	—	—	—	—	68,950	—	68,950
Swaps	—	—	—	—	(151,485)	—	(151,485)
Total	—	—	—	—	$(60,818)	—	$(60,818)

[1]	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$52,507,539
Average notional value of contracts — short	$71,373,317
Options:
Average value of option contracts purchased	$12,928
Average value of option contracts written	$8,004
Interest rate swaps:
Average notional value — pays fixed rate	$25,750,000
Average notional value — receives fixed rate	$156,500,000

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2016	57

Schedule of Investments (continued)	Series S Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$66,278,431	$2,990,400	$69,268,831
Corporate Bonds	—	112,448,406	—	112,448,406
Foreign Government Obligations	—	592,783	—	592,783
Non-Agency Mortgage-Backed Securities	—	73,812,253	48,789	73,861,042
U.S. Government Sponsored Agency Securities	—	59,500,642	—	59,500,642
U.S. Treasury Obligations	—	10,608,539	—	10,608,539
Short-Term Securities	$718,224	—	—	718,224
Options Purchased:
Interest Rate Contracts	2,462	—	—	2,462

Total	$720,686	$323,241,054	$3,039,189	$327,000,929

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Interest rate contracts	$163,389	$489,171	—	$652,560
Liabilities:
Interest rate contracts	(325,405)	(466,221)	—	(791,626)

Total	$(162,016)	$22,950	—	$(139,066)

[1]

Derivative financial instruments are swaps, futures contracts and options written. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

See Notes to Financial Statements.

58	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2016

Schedule of Investments (concluded)	Series S Portfolio

The Fund may hold assets and/or liabilities in which the fair value, approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$22,137	—	—	$22,137
Cash pledged:
Futures contracts	398,920	—	—	398,920
Centrally cleared swaps	492,930	—	—	492,930
Liabilities:
Reverse repurchase agreements	—	$(51,872,997)	—	(51,872,997)

Total	$913,987	$(51,872,997)	—	$ (50,959,010)

During the year ended March 31, 2016, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Corporate Bonds	Non-Agency Mortgage-Backed Securities	Total
Assets:
Opening Balance, as of March 31, 2015	$4,814,259	$1,415,287	$131,127	$6,360,673
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	—	—	—	—
Accrued discounts/premiums	126	—	30	156
Net realized gain (loss)	14,245	—	877	15,122
Net change in unrealized appreciation (depreciation)[1,2]	(20,632)	20,798	(2,233)	(2,067)
Purchases	3,009,689	—	—	3,009,689
Sales	(4,827,287)	—	(81,012)	(4,908,299)
Maturities	—	(1,436,085)	—	(1,436,085)

Closing Balance, as of March 31, 2016	$2,990,400	—	$48,789	$3,039,189

Net change in unrealized appreciation (depreciation) on investments still held at March 31, 2016[2]	$(19,290)	—	$(2,233)	$(21,523)

[1]	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.

[2]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at March 31, 2016, is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2016	59

Statements of Assets and Liabilities

March 31, 2016	Series A Portfolio	Series C Portfolio	Series E Portfolio

Assets
Investments at value — unaffiliated[1]	$39,739,959	$351,535,702	$115,000,714
Cash	29,865	503,661	—
Cash pledged:
Futures contracts	—	443,710	65,650
Centrally cleared swaps	—	442,530	—
Receivables:
Investments sold	—	784,538	368,923
Swaps	—	39,150	—
Capital shares sold	—	1,188,280	1,569,967
Dividends — unaffiliated	242	3,952	433
Interest	199,249	3,280,207	1,500,039
From the Manager	25,663	81,477	44,872
Variation margin on futures contracts	—	121,809	7
Swap premiums paid	—	7,724	—
Unrealized appreciation on OTC swaps	—	90,752	—
Deferred offering costs	62,549	—	—
Prepaid expenses	27,919	18,887	11,615

Total assets	40,085,446	358,542,379	118,562,220

Accrued Liabilities
Options written at value[2]	—	313,608	—
Payables:
Investments purchased	1,014,438	2,637,021	2,039,651
TOB Trust	—	—	555,085
Capital shares redeemed	—	533,746	410,731
Income dividends	256,607	1,040,699	393,674
Interest expense and fees	—	—	8,005
Offering costs	117,859	—	21,733
Officer’s and Trustees’ fees	8,042	9,261	8,447
Other accrued expenses	90,383	148,036	87,174
Variation margin on futures contracts	—	16,403	16,438
Variation margin on centrally cleared swaps	—	53,373	—
Swap premiums received	1,057	76,999	—
Unrealized depreciation on OTC swaps	674	80,840	—

Total accrued liabilities	1,489,060	4,909,986	3,540,938

Other Liabilities
TOB Trust Certificates	—	—	4,835,000

Total other liabilities	—	—	4,835,000

Total liabilities	1,489,060	4,909,986	8,375,938

Net Assets	$38,596,386	$353,632,393	$110,186,282

Net Assets Consist of
Paid-in capital	$39,387,870	$343,728,440	$105,344,870
Undistributed (distributions in excess of) net investment income	184,398	(74,138)	28,526
Accumulated net realized gain (loss)	(118,184)	(1,947,359)	135,383
Net unrealized appreciation (depreciation)	(857,698)	11,925,450	4,677,503

Net Assets	$38,596,386	$353,632,393	$110,186,282

Net Asset Value
Shares outstanding[3]	3,929,406	34,105,352	10,253,823

Net asset value	$9.82	$10.37	$10.75

[1] Investments at cost — unaffiliated	$40,596,983	$339,514,088	$110,348,174
[2] Premiums received	—	$318,210	—
[3] Unlimited number of shares authorized, $0.001 par value.

60	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2016

Statements of Assets and Liabilities

March 31, 2016	Series M Portfolio	Series P Portfolio	Series S Portfolio

Assets
Investments at value — unaffiliated[1]	$1,023,831,218	—	$327,000,929
Investments at value — affiliated[2]	—	$66,517,468	—
Cash	621,906	151,445,964	22,137
Cash pledged:
Futures contracts	286,810	1,302,190	398,920
Centrally cleared swaps	277,960	3,523,570	492,930
Receivables:
Investments sold	7,846,443	2,351,944	3,739,763
TBA sale commitments	429,266,323	—	—
Capital shares sold	1,866,777	83,649	1,166,254
Dividends — unaffiliated	1,594	—	569
Dividends — affiliated	—	184,004	—
Interest	1,974,194	—	1,331,348
From the Manager	100,757	45,956	67,482
Principal paydowns	68,631	—	5,412
Variation margin on futures contracts	29,621	58,711	20,781
Prepaid expenses	25,211	15,532	16,809

Total assets	1,466,197,445	225,528,988	334,263,334

Liabilities
Options written at value[3]	—	—	2,463
TBA sale commitments at value[4]	430,957,177	—	—
Payables:
Investments purchased	479,712,369	—	40,665,337
Reverse repurchase agreements	—	—	51,872,997
Capital shares redeemed	1,044,918	3,186,738	2,547,439
Income dividends	1,484,421	—	631,232
Officer’s and Trustees’ fees	9,987	9,030	8,872
Other accrued expenses	161,962	92,423	125,816
Variation margin on futures contracts	95,384	405,403	130,272
Variation margin on centrally cleared swaps	44,306	365,079	41,989

Total liabilities	913,510,524	4,058,673	96,026,417

Net Assets	$552,686,921	$221,470,315	$238,236,917

Net Assets Consist of
Paid-in capital	$547,883,272	$257,750,286	$246,501,401
Undistributed (distributions in excess of) net investment income	1,244,066	(68)	(166,563)
Accumulated net realized gain (loss)	(1,141,916)	(28,462,310)	(5,547,432)
Net unrealized appreciation (depreciation)	4,701,499	(7,817,593)	(2,550,489)

Net Assets	$552,686,921	$221,470,315	$238,236,917

Net Asset Value
Shares outstanding[5]	55,635,887	24,752,044	24,961,636

Net asset value	$9.93	$8.95	$9.54

[1] Investments at cost — unaffiliated	$1,017,100,608	—	$329,559,468
[2] Investments at cost — affiliated	—	$68,377,237	—
[3] Premiums received	—	—	$147,116
[4] Proceeds from TBA sale commitments	$429,266,323	—	—
[5] Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2016	61

Statements of Operations

Year Ended March 31, 2016	Series A Portfolio[1]	Series C Portfolio	Series E Portfolio

Investment Income
Interest.	$1,200,552	$12,770,039	$3,539,149
Dividends — unaffiliated	252,818	8,988	789

Total income	1,453,370	12,779,027	3,539,938

Expenses
Organization and offering	98,018	—	39,522
Professional	68,524	96,710	97,006
Officer and Trustees	13,114	26,355	29,591
Transfer agent	8,853	119,222	38,060
Administration	7,413	78,096	25,686
Printing	6,818	12,657	13,946
Registration	2,439	40,353	19,467
Pricing	1,631	49,860	2,825
Custodian	684	24,068	1,918
Miscellaneous	4,507	16,928	4,127

Total expenses excluding interest expense	212,001	464,249	272,148
Interest expense and fees[2]	—	—	18,674

Total expenses	212,001	464,249	290,822
Less:
Administration fees waived	(5,343)	—	—
Expenses reimbursed by the Manager	(204,981)	(463,924)	(271,888)

Total expenses after fees waived and/or reimbursed	1,677	325	18,934

Net investment income	1,451,693	12,778,702	3,521,004

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	(118,178)	(3,303,158)	359,273
Options written	—	1,214,872	—
Futures contracts	—	757,100	(259,042)
Swaps	118	(538,068)	—

	(118,060)	(1,869,254)	100,231

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(857,024)	(7,878,884)	3,565,320
Options written	—	(1,181,675)	—
Futures contracts	—	(74,357)	86,242
Swaps	(674)	408,764	—

	(857,698)	(8,726,152)	3,651,562

Net realized and unrealized gain (loss)	(975,758)	(10,595,406)	3,751,793

Net Increase in Net Assets Resulting from Operations	$475,935	$2,183,296	$7,272,797

[1] Commencement of operations on September 21, 2015.
[2] Related to TOB Trusts.

62	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2016

Statements of Operations

Year Ended March 31, 2016	Series M Portfolio	Series P Portfolio	Series S Portfolio

Investment Income
Interest.	$11,928,819	—	$7,786,257
Dividends — unaffiliated	3,611	—	1,549
Dividends — affiliated	—	$2,972,553	—

Total income	11,932,430	2,972,553	7,787,806

Expenses
Transfer agent	135,440	33,061	32,447
Administration	118,090	65,861	59,058
Professional	107,037	84,858	85,196
Custodian	81,593	17,245	32,320
Registration	59,361	56,419	34,777
Officer and Trustees	29,148	25,637	25,262
Pricing	15,943	197	54,613
Printing	13,887	11,429	12,217
Miscellaneous	—	9,426	8,086

Total expenses excluding interest expense	560,499	304,133	343,976
Interest expense[1]	12,974	—	446,532

Total expenses	573,473	304,133	790,508
Less:
Expenses reimbursed by the Manager	(560,173)	(303,808)	(343,650)

Total expenses after fees reimbursed	13,300	325	446,858

Net investment income	11,919,130	2,972,228	7,340,948

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	1,529,574	—	(1,214,467)
Investments — affiliated	—	(791,779)	—
Futures contracts	1,146,987	(7,212,245)	(1,660,034)
Swaps	(199,547)	(3,558,472)	481,364

	2,477,014	(11,562,496)	(2,393,137)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(1,179,978)	—	(2,073,592)
Investments — affiliated	—	(1,220,088)	—
Options written	—	—	68,950
Futures contracts	(48,940)	2,003,318	110,368
Swaps	(196,590)	(4,498,967)	(151,485)

	(1,425,508)	(3,715,737)	(2,045,759)

Net realized and unrealized gain (loss)	1,051,506	(15,278,233)	(4,438,896)

Net Increase (Decrease) in Net Assets Resulting from Operations	$12,970,636	$(12,306,005)	$2,902,052

[1] See Note 3 of the Notes to Financial Statements for details of short-term borrowings.

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2016	63

Statements of Changes in Net Assets

	Series A Portfolio	Series C Portfolio
	Period September 21, 2015[2] to March 31, 2016	Year Ended March 31,
Increase (Decrease) in Net Assets:		2016	2015

Operations
Net investment income	$1,451,693	$12,778,702	$12,878,056
Net realized gain (loss)	(118,060)	(1,869,254)	6,026,763
Net change in unrealized appreciation (depreciation)	(857,698)	(8,726,152)	4,357,473

Net increase in net assets resulting from operations	475,935	2,183,296	23,262,292

Distributions to Shareholders[1]
From net investment income	(1,269,096)	(12,672,962)	(12,724,205)
From net realized gain	—	(2,903,737)	(5,559,271)

Decrease in net assets resulting from distributions to shareholders	(1,269,096)	(15,576,699)	(18,283,476)

Capital Share Transactions
Shares sold	39,389,547	102,502,574	110,794,441
Shares redeemed	—	(96,559,311)	(72,937,745)

Net increase in net assets derived from capital share transactions	39,389,547	5,943,263	37,856,696

Net Assets
Total increase (decrease) in net assets	38,596,386	(7,450,140)	42,835,512
Beginning of period	—	361,082,533	318,247,021

End of period	$38,596,386	$353,632,393	$361,082,533

Undistributed (distributions in excess of) net investment income, end of period	$184,398	$(74,138)	$(19,233)

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.
[2]	Commencement of operations.

See Notes to Financial Statements.

64	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2016

Statements of Changes in Net Assets

	Series E Portfolio		Series M Portfolio
	Year Ended March 31, 2016	Period August 4, 2014[2] to March 31, 2015	Year Ended March 31,
Increase in Net Assets:			2016	2015

Operations
Net investment income	$3,521,004	$772,497	$11,919,130	$8,400,121
Net realized gain	100,231	186,954	2,477,014	9,945,782
Net change in unrealized appreciation (depreciation)	3,651,562	1,025,941	(1,425,508)	4,957,454

Net increase in net assets resulting from operations	7,272,797	1,985,392	12,970,636	23,303,357

Distributions to Shareholders[1]
From net investment income	(3,495,895)	(767,932)	(14,592,376)	(10,028,087)
From net realized gain	(102,091)	(50,859)	(3,575,004)	(100,004)

Decrease in net assets resulting from distributions to shareholders	(3,597,986)	(818,791)	(18,167,380)	(10,128,091)

Capital Share Transactions
Shares sold	83,316,688	49,936,376	166,986,655	258,529,311
Shares redeemed	(25,266,705)	(2,641,489)	(130,036,254)	(80,627,955)

Net increase in net assets derived from capital share transactions	58,049,983	47,294,887	36,950,401	177,901,356

Net Assets
Total increase in net assets	61,724,794	48,461,488	31,753,657	191,076,622
Beginning of period	48,461,488	—	520,933,264	329,856,642

End of period	$110,186,282	$48,461,488	$552,686,921	$520,933,264

Undistributed net investment income, end of period	$28,526	$4,436	$1,244,066	$220,947

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.
[2]	Commencement of operations.

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2016	65

Statements of Changes in Net Assets (concluded)

	Series P Portfolio		Series S Portfolio
	Year Ended March 31,		Year Ended March 31,
Increase (Decrease) in Net Assets:	2016	2015	2016	2015

Operations
Net investment income	$2,972,228	$1,908,819	$7,340,948	$5,595,302
Net realized loss	(11,562,496)	(22,228,255)	(2,393,137)	(871,905)
Net change in unrealized appreciation (depreciation)	(3,715,737)	(4,127,054)	(2,045,759)	(410,264)

Net increase (decrease) in net assets resulting from operations	(12,306,005)	(24,446,490)	2,902,052	4,313,133

Distributions to Shareholders[1]
From net investment income	—	—	(8,701,778)	(6,279,653)

Decrease in net assets resulting from distributions to shareholders	—	—	(8,701,778)	(6,279,653)

Capital Share Transactions
Shares sold	62,030,166	233,005,189	54,651,760	93,591,301
Shares redeemed	(150,751,413)	(147,891,551)	(76,739,253)	(58,617,956)

Net increase (decrease) in net assets derived from capital share transactions	(88,721,247)	85,113,638	(22,087,493)	34,973,345

Net Assets
Total increase (decrease) in net assets	(101,027,252)	60,667,148	(27,887,219)	33,006,825
Beginning of year	322,497,567	261,830,419	266,124,136	233,117,311

End of year	$221,470,315	$322,497,567	$238,236,917	$266,124,136

Distributions in excess of net investment income, end of year	$(68)	$(168,844)	$(166,563)	$(164,682)

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

66	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2016

Statement of Cash Flows

Year Ended March 31, 2016	Series S Portfolio

Cash Provided by Operating Activities
Net increase in net assets resulting from operations	$2,902,052

Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments and principal paydowns	1,000,703,639
Purchases of long-term investments	(976,578,794)
Net proceeds from sales of short-term securities	1,477,524
Amortization of premium and accretion of discount on investments	1,579,534
Net realized (gain) loss on investments	1,214,467
Net unrealized (gain) loss on investments and swaps	2,004,642

30,401,012

(Increase) Decrease in Assets:
Cash Pledged:
Futures contracts	(171,920)
Centrally cleared swaps	(222,930)
Receivables:
Dividends — affiliated	(569)
Interest	(19,035)
Principal paydowns	(4,862)
From the Manager	(22,285)
Variation margin on futures contracts	51,976
Variation margin on centrally cleared swaps	16,237
Prepaid expenses	2,272

(371,116)

Increase (Decrease) in Liabilities:
Payables:
Officer’s and Trustees’ fees	1,956
Other accrued expenses	(29,035)
Variation margin on futures contracts	28,566
Variation margin on centrally cleared swaps	41,989

43,476

Net cash provided by operating activities	32,975,424

Cash Used for Financing Activities
Cash distributions paid to shareholders	(8,653,733)
Payments on redemption of capital shares	(74,723,158)
Proceeds from issuance of capital shares	53,606,296
Net borrowing of reverse repurchase agreements	(3,256,324)

Net cash used for financing activities	(33,026,919)

Cash
Net decrease in cash	(51,495)
Cash at beginning of year	73,632

Cash at end of year	$22,137

Supplemental Disclosure of Cash Flow Information
Cash paid during the year for interest expense	$365,780

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2016	67

Financial Highlights

Series A Portfolio
Period September 21, 2015[1] to March 31, 2016

Per Share Operating Performance
Net asset value, beginning of period	$10.00

Net investment income[2]	0.48
Net realized and unrealized loss	(0.27)

Net increase from investment operations	0.21

Distributions from net investment income[3]	(0.39)

Net asset value, end of period	$9.82

Total Return[4,5]
Based on net asset value	2.07%

Ratios to Average Net Assets[6]
Total expenses[7,8]	1.32%

Total expenses after fees waived and/or reimbursed excluding amortization of offering costs[7]	0.01%

Net investment income[7]	9.03%

Supplemental Data
Net assets, end of period (000)	$38,596

Portfolio turnover rate	45%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

[7]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

Period September 21, 2015[1] to March 31, 2016
Investments in underlying funds	0.01%

[8]	Organization expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.23%.

See Notes to Financial Statements.

68	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2016

Financial Highlights

	Series C Portfolio
	Year Ended March 31,
	2016	2015	2014	2013	2012
Per Share Operating Performance
Net asset value, beginning of year	$10.77	$10.60	$10.95	$10.53	$10.04

Net investment income[1]	0.38	0.41	0.45	0.47	0.52
Net realized and unrealized gain (loss)	(0.31)	0.33	(0.19)	0.42	0.48

Net increase from investment operations	0.07	0.74	0.26	0.89	1.00

Distributions:[2]
From net investment income	(0.38)	(0.40)	(0.45)	(0.47)	(0.51)
From net realized gain	(0.09)	(0.17)	(0.16)	—	—

Total distributions	(0.47)	(0.57)	(0.61)	(0.47)	(0.51)

Net asset value, end of year	$10.37	$10.77	$10.60	$10.95	$10.53

Total Return[3]
Based on net asset value	0.70%	7.22%	2.55%	8.53%	10.20%

Ratios to Average Net Assets
Total expenses	0.13%[4]	0.14%	0.15%	0.13%	0.14%

Total expenses after fees reimbursed	0.00%[4]	0.01%	0.02%	0.01%	0.01%

Total expenses after fees reimbursed and excluding interest expense	0.00%[4]	0.00%	0.00%	0.00%	0.00%

Net investment income	3.68%[4]	3.81%	4.27%	4.31%	5.02%

Supplemental Data
Net assets, end of year (000)	$353,632	$361,083	$318,247	$368,644	$341,995

Portfolio turnover rate	53%	44%	43%	51%	41%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

Year Ended March 31, 2016
Investments in underlying funds	0.01%

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2016	69

Financial Highlights

	Series E Portfolio
	Year Ended March 31, 2016	Period August 4, 2014[1] to March 31, 2015

Per Share Operating Performance
Net asset value, beginning of period	$10.47	$10.00

Net investment income[2]	0.43	0.28
Net realized and unrealized gain	0.29	0.48

Net increase from investment operations	0.72	0.76

Distributions:[3]
From net investment income	(0.43)	(0.28)
From net realized gain	(0.01)	(0.01)

Total distributions	(0.44)	(0.29)

Net asset value, end of period	$10.75	10.47

Total Return[4]
Based on net asset value	7.15%	7.70%[5]

Ratios to Average Net Assets
Total expenses	0.34%[6]	0.94%[7,8]

Total expenses after fees waived and/or reimbursed	0.02%[6]	0.00%[7]

Total expenses after fees waived and/or reimbursed and excluding interest expense and fees	0.00%[6]	0.00%[7]

Net investment income	4.17%[6]	4.07%[7]

Supplemental Data
Net assets, end of period (000)	$110,186	$48,461

Borrowings outstanding, end of period (000)	$4,835	—

Portfolio turnover rate	44%	30%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

Year Ended March 31, 2016
Investments in underlying funds	0.01%

[7]	Annualized.

[8]	Organization expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.02%.

See Notes to Financial Statements.

70	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2016

Financial Highlights

	Series M Portfolio
	Year Ended March 31,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$10.03	$9.70	$9.89	$10.52	$9.44

Net investment income[1]	0.22	0.20	0.19	0.21	0.28
Net realized and unrealized gain (loss)	0.02	0.37	(0.14)	0.35	1.07

Net increase from investment operations	0.24	0.57	0.05	0.56	1.35

Distributions:[2]
From net investment income	(0.27)	(0.24)	(0.23)	(0.31)	(0.27)
From net realized gain	(0.07)	(0.00)[3]	(0.01)	(0.88)	—

Total distributions	(0.34)	(0.24)	(0.24)	(1.19)	(0.27)

Net asset value, end of year	$9.93	$10.03	$9.70	$9.89	$10.52

Total Return[4]
Based on net asset value	2.44%	5.91%	0.52%	5.33%	14.46%

Ratios to Average Net Assets
Total expenses	0.11%[5]	0.13%[5]	0.16%[5]	0.14%	0.13%

Total expenses after fees reimbursed	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%

Total expenses after fees reimbursed and excluding interest expense	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%

Net investment income	2.25%[5]	2.04%[5]	1.97%[5]	2.00%	2.76%

Supplemental Data
Net assets, end of year (000)	$552,687	$520,933	$329,857	$267,855	$318,176

Portfolio turnover rate[6]	1,789%	2,258%	1,879%	798%	523%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.005) per share.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended March 31,
	2016	2015	2014
Investments in underlying funds	0.01%	0.01%	0.02%

[6]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended March 31,
	2016	2015	2014	2013	2012
Portfolio turnover rate (excluding MDRs)	1,090%	1,356%	1,131%	518%	88%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	—	1,355%	523%
Portfolio turnover rate including TBA Sale Commitments and excluding MDRs	—	—	—	941%	—

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2016	71

Financial Highlights

	Series P Portfolio
	Year Ended March 31,			Period March 20, 2013[1] to March 31, 2013
	2016	2015	2014

Per Share Operating Performance
Net asset value, beginning of period	$9.38	$10.24	$9.96	$10.00

Net investment income[2]	0.10	0.07	0.07	0.00 [3]
Net realized and unrealized gain (loss)	(0.53)	(0.93)	0.21	(0.04)

Net increase (decrease) from investment operations	(0.43)	(0.86)	0.28	(0.04)

Net asset value, end of period	$8.95	$9.38	$10.24	$9.96

Total Return[4]
Based on net asset value	(4.48)%	(8.40)%	2.81%	(0.40)%[5]

Ratios to Average Net Assets
Total expenses[6]	0.11%	0.12%	0.18%	41.03%[7,8]

Total expenses after fees waived and/or reimbursed[6]	0.00%	0.00%	0.00%	0.00%[7]

Net investment income[6]	1.04%	0.67%	0.69%	0.38%[7]

Supplemental Data
Net assets, end of period (000)	$221,470	$322,498	$261,830	$7,559

Portfolio turnover rate	0%	0%	6%	0%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Amount is less than $0.005 per share.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended March 31,			Period March 20, 2013[1] to March 31, 2013
	2016	2015	2014
Investments in underlying funds	0.05%	0.04%	0.02%	0.02%

[7]	Annualized.

[8]	Organization expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 43.36%.

See Notes to Financial Statements.

72	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2016

Financial Highlights

	Series S Portfolio
	Year Ended March 31,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$9.76	$9.84	$10.02	$10.03	$10.01

Net investment income[1]	0.26	0.23	0.24	0.35	0.29
Net realized and unrealized gain (loss)	(0.15)	(0.05)	(0.08)	0.09	0.10

Net increase from investment operations	0.11	0.18	0.16	0.44	0.39

Distributions:[2]
From net investment income	(0.33)	(0.26)	(0.28)	(0.35)	(0.32)
From net realized gain	—	—	(0.06)	(0.10)	(0.05)

Total distributions	(0.33)	(0.26)	(0.34)	(0.45)	(0.37)

Net asset value, end of year	$9.54	$9.76	$9.84	$10.02	$10.03

Total Return[3]
Based on net asset value	1.18%	1.81%[4]	1.66%	4.47%	4.03%

Ratios to Average Net Assets
Total expenses	0.31%	0.16%	0.21%	0.35%	0.23%

Total expenses after fees reimbursed	0.18%	0.02%	0.06%	0.14%	0.05%

Total expenses after fees reimbursed and excluding interest expense	0.00%	0.00%	0.00%	0.00%	0.00%

Net investment income	2.91%	2.32%	2.47%	3.59%	2.90%

Supplemental Data
Net assets, end of year (000)	$238,237	$266,124	$233,117	$151,304	$135,541

Portfolio turnover rate[5]	270%	318%	239%	123%	192%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]

Includes a payment by an affiliate to compensate for investments erroneously made in violation of the investment guidelines, which impacted the Fund’s total return. Excluding this payment, the Fund’s total return would have been 1.70%.

[5]	Includes MDRs. Additional information regarding portfolio turnover rate is as follows:

	Year Ended March 31,
	2016	2015	2014	2013	2012
Portfolio turnover rate (excluding MDRs)	178%	239%	183%	120%	121%

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2016	73

Notes to Financial Statements

1. Organization:

BlackRock Allocation Target Shares (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. The following Series of the Trust are referred to herein collectively as the “Funds” or individually, a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Allocation Target Shares: Series A Portfolio	Series A	Non-diversified
BlackRock Allocation Target Shares: Series C Portfolio	Series C	Non-diversified
BlackRock Allocation Target Shares: Series E Portfolio	Series E	Diversified
BlackRock Allocation Target Shares: Series M Portfolio	Series M	Non-diversified
BlackRock Allocation Target Shares: Series P Portfolio	Series P	Non-diversified
BlackRock Allocation Target Shares: Series S Portfolio	Series S	Non-diversified

Shares of the Funds are offered to separate account clients of the investment advisor or certain of its affiliates. Series A is also offered to collective trust funds managed by BlackRock Institutional Trust Company, N.A., an affiliate of the investment advisor. Participants in wrap-fee programs pay a single aggregate fee to the program sponsor for all costs and expenses of the wrap-fee programs including investment advice and portfolio execution.

The Funds, together with certain other registered investment companies advised by the BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., dollar rolls, TBA sale commitments, futures contracts, options written and swaps), or certain borrowings (e.g., reverse repurchase transactions and TOB transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Distributions: Distributions from net investment income are declared daily and paid monthly, except for Series P, which declares and pays dividends at least annually. Distributions of capital gains are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Organization and Offering Costs: Upon commencement of operations, organization costs associated with the establishment of Series A were expensed by Series A and reimbursed by the Manager. The Manager reimbursed Series A $29,000, which is shown as expenses reimbursed by the Manager in the Statements of Operations. Offering costs are amortized over a 12-month period beginning with the commencement of operations. The Manager reimbursed $131,568 in offering costs.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily based on its relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

74	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2016

Notes to Financial Statements (continued)

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche.

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

•	Investments in open-end U.S. mutual funds are valued at net asset value each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2016	75

Notes to Financial Statements (continued)

future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of each Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments are typically categorized as Level 3. The fair value hierarchy for each Fund’s investments and derivative financial instruments have been included in the Schedules of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a Fund may subsequently have to reinvest the proceeds at lower interest rates. If a Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or

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Notes to Financial Statements (continued)

guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a Fund’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. A Fund also may invest in stripped mortgage-backed securities that are privately issued.

Zero-Coupon Bonds: Zero-coupon bonds, are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or in the case of trust preferred securities, by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of the trust preferred securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stock: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

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Notes to Financial Statements (continued)

Forward Commitments and When-Issued Delayed Delivery Securities: Certain Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a Fund may be required to pay more at settlement than the security is worth. In addition, a Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a Fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help a Fund mitigate their counterparty risk, TBA commitments may be entered into by a Fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a Fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Typically, a Fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a Fund are not fully collateralized, contractually or otherwise, a Fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: Certain Funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a Fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realize gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which, a Fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A Fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a Fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a Fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a Fund would still be required to pay the full repurchase price. Further, a Fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a Fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a Fund to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to a Fund.

For the year ended March 31, 2016, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate were as follows:

	Average Borrowings	Daily Weighted Average Interest Rate
Series M	$3,008,563	0.38%
Series S	$97,747,273	0.47%

Reverse repurchase transactions are entered into by a Fund under Master Repurchase Agreements (each, an “MRA”), which permit a Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under an MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a Fund. With reverse repurchase transactions, typically a

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Notes to Financial Statements (continued)

Fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by a Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period end, the following table is a summary of Series S’s open reverse repurchase agreements by counterparty which are subject to offset under a MRA on a net basis:

Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest[1]	Net Amount
Barclays Capital, Inc.	$ 275,209	$ (275,209)	—
BNP Paribas Securities Corp.	5,913,213	(5,913,213)	—
Credit Suisse Securities (USA) LLC	15,182,840	(15,182,840)	—
Deutsche Bank Securities, Inc.	1,992,506	(1,992,506)	—
RBC Capital Markets, LLC	28,509,229	(28,509,229)	—

Total	$51,872,997	$(51,872,997)	—

1	Collateral with a value of $55,258,754, has been pledged in connection with open reverse repurchase agreements. Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a Fund’s obligation to repurchase the securities.

Municipal Bonds Transferred to TOB Trusts: Certain Funds leverage their assets through the use of TOB transactions. The Funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust generally issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are generally issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that generally reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a Fund generally provide the Fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The Funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment advisor may also contribute municipal bonds to a TOB Trust into which each Fund has contributed bonds. If multiple BlackRock advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residual will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are generally supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates may be purchased by the Liquidity Provider and are usually remarketed by a Remarketing Agent, which is typically an affiliated entity of the Liquidity Provider. The Remarketing Agent may also purchase the tendered TOB Trust Certificates for its own account in the event of a failed remarketing.

The TOB Trust may be collapsed without the consent of a Fund, upon the occurrence of tender option termination events (“TOTEs”) or mandatory termination events (“MTEs”), as defined in the TOB Trust agreements. TOTEs include the bankruptcy or default of the issuer of the municipal bonds held in the TOB Trust, a substantial downgrade in the credit quality of the issuer of the municipal bonds held in the TOB Trust, failure of any scheduled payment of principal or interest on the municipal bonds, and/or a judgment or ruling that interest on the municipal bond is subject to federal income taxation. MTEs may include, among other things, a failed remarketing of the TOB Trust Certificates, the inability of the TOB Trust to obtain renewal of the liquidity support agreement and a substantial decline in the market value of the municipal bonds held in the TOB Trust. Upon the occurrence of a TOTE or an MTE, the TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider (defined below). In the case of an MTE, after the payment of fees, the TOB Trust Certificate holders would be paid before the TOB Residual holders (i.e., the Funds). In contrast, in the case of a TOTE, after payment of fees, the TOB Trust Certificate holders and the TOB Residual holders would be paid pro rata in proportion to the respective face values of their certificates. During the year ended March 31, 2016, no TOB Trusts in which a Fund participated were terminated without the consent of a Fund.

While a Fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they generally do not allow a Fund to borrow money for purposes of making investments. The Funds’ management believes that the Funds’ restrictions on borrowings do not apply to the secured borrowings. Each Fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a Fund. A Fund typically invests the cash received in additional municipal bonds. The municipal bonds deposited into a TOB Trust are presented in a Fund’s

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Notes to Financial Statements (continued)

Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust to purchase tendered TOB Trust Certificates would be shown as Loan for TOB Trust Certificates.

Volcker Rule Impact: On December 10, 2013, regulators published final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”), which precludes banking entities and their affiliates from sponsoring and investing in TOB Trusts. Banking entities subject to the Volcker Rule were required to fully comply by July 21, 2015, with respect to investments in and relationships with TOB Trusts established after December 31, 2013 (“Non-Legacy TOB Trusts”), and by July 21, 2016, with respect to investments in and relationships with TOB Trusts established prior to December 31, 2013 (“Legacy TOB Trusts”).

As a result, a new structure for TOB Trusts has been designed to ensure that no banking entity is sponsoring the TOB Trust. Specifically, a Fund will establish, structure and “sponsor” the TOB Trusts in which it holds TOB Residuals. In such a structure, certain responsibilities that previously belonged to a third party bank will be performed by, or on behalf of, the Funds. The Funds have restructured any Non-Legacy TOB Trusts and are in the process of restructuring Legacy TOB Trusts in conformity with regulatory guidelines. Until all restructurings are completed, a Fund may, for a period of time, hold TOB Residuals in both Legacy TOB Trusts and non-bank sponsored restructured TOB Trusts.

Under the new TOB Trust structure, the Liquidity Provider or Remarketing Agent will no longer purchase the tendered TOB Trust Certificates even in the event of failed remarketing. This may increase the likelihood that a TOB Trust will need to be collapsed and liquidated in order to purchase the tendered TOB Trust Certificates. The TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on the number of days the loan is outstanding.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a Fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a Fund’s payable to the holder of the TOB Trust Certificates or the Liquidity Provider, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates or Loan for TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a Fund on an accrual basis. Interest expense incurred on the TOB transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to comply with the Volcker Rule, a Fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of deferred offering costs in the Statements of Operations.

For the year ended March 31, 2016, the following table is a summary of the Funds’ TOB Trusts:

	Underlying Municipal Bonds Transferred to TOB Trusts[1]	Liability for TOB Trust Certificates[2]	Range of Interest Rates	Average TOB Trust Certificates Outstanding	Daily Weighted Average Interest Rate
Series E	$9,665,541	$4,835,000	0.02% - 0.47%	$2,878,347	0.63%

[1]

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Funds, as a TOB Residual holder, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The municipal bonds transferred to TOB Trusts with a credit enhancement are identified in the Schedules of Investments including the maximum potential amounts owed by the Funds.

[2]

The Funds may invest in TOB Trusts on either a non-recourse or recourse basis. When a Fund invests in TOB Trusts on a non-recourse basis, and the Liquidity Provider is required to make a payment under the liquidity facility, the Liquidity Provider will typically liquidate all or a portion of the municipal bonds held in the TOB Trust and then fund the balance, if any, of the amount owed under the liquidity facility over the liquidation proceeds (the “Liquidation Shortfall”). If a Fund invests in a TOB Trust on a recourse basis, a Fund will usually enter into a reimbursement agreement with the Liquidity Provider where a Fund is required to reimburse the Liquidity Provider the amount of any Liquidation Shortfall. As a result, if a Fund invests in a recourse TOB Trust, a Fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a Fund at March 31, 2016, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a Fund at March 31, 2016.

5. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

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Notes to Financial Statements (continued)

Futures Contracts: Certain Funds invest in long and/or short positions in futures contracts and options on futures contracts to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date.

Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities.

When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Funds write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

• Swaptions — Certain Funds purchase and write options on swaps primarily to preserve a return or spread on a particular investment or portion of the Funds’ holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Certain Funds enter into swap contracts to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is notated to a central counterparty (the “CCP”) and the Funds’ counterparty on the swap agreement becomes the CCP. The Funds are required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount

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Notes to Financial Statements (continued)

that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statements of Operations.

•

Credit default swaps — Certain Funds enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk).

The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Certain Funds enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market (e.g., fixed income) with another market (e.g., equity) (equity risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. If the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Funds receives a payment from or makes a payment to the counterparty.

•	Interest rate swaps — Certain Funds enter into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of their ISDA Master Agreements. The result would cause the Funds to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and

82	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2016

Notes to Financial Statements (continued)

non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. The Manager receives no advisory fee from the Funds under the Investment Advisory Agreement.

Service and Distribution Fees

Each Fund entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager.

Expense Limitations/Waivers/Reimbursements

The Manager contractually agreed to waive all fees and pay or reimburse all operating expenses of each Fund, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of business. This agreement has no fixed termination date. Although the Funds do not compensate the Manager directly for its services under the Investment Advisory Agreement, because each Fund is an investment option for certain collective trust fund wrap-fee or other separately managed account program clients, as applicable, the Manager may benefit from the fees charged to such clients who have retained the Manager’s affiliates to manage their accounts. The Manager waived fees for each Fund which are included in fees waived and reimbursed by the Manager in the Statements of Operations.

Officer and Trustees

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Officer and Trustees in the Statements of Operations.

Other Transactions

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees. For the year ended March 31, 2016, the sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act for Series C was $366,372.

7. Purchases and Sales:

For the year ended March 31, 2016, purchases and sales of investments, including mortgage dollar rolls and excluding short-term securities, were as follows:

Purchases	Series A	Series C	Series E	Series M	Series S
Non-U.S. Government Securities	$51,015,998	$119,147,457	$96,837,391	$9,633,726,014	$ 890,451,109
U.S. Government Securities	—	54,152,394	—	56,262,671	109,868,799
Total Purchases	$51,015,998	$173,299,851	$96,837,391	$9,689,988,685	$1,000,319,908

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2016	83

Notes to Financial Statements (continued)

Sales	Series A		Series C	Series E	Series M		Series P	Series S
Non-U.S. Government Securities	$11,537,974	*	$128,954,387	$35,062,244	$9,898,898,530	*	$26,540,971	$869,186,544	*
U.S. Government Securities	—		47,613,123	—	58,259,904		—	136,303,046

Total Sales	$11,537,974		$176,567,510	$35,062,244	$9,957,158,434		$26,540,971	$1,005,489,590

*	Includes paydowns.

For the year ended March 31, 2016, purchases and sales related to mortgage dollar rolls were as follows:

	Series M	Series S
Purchases	$3,787,970,202	$341,137,092
Sales	$3,789,068,076	$341,616,976

8. Income Tax Information:

It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns, except with respect to Series A, Series E and Series P, remains open for each of the four years ended March 31, 2016. The statute of limitations on Series A’s U.S. federal tax return remains open for the period ended March 31, 2016. The statute of limitations on Series E’s U.S. federal tax return remains open for the year ended March 31, 2016 and the period ended March 31, 2015. The statute of limitations on Series P’s U.S. federal tax return remains open for the three years ended March 31, 2016 and the period ended March 31, 2013. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of March 31, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to the accounting for swap agreements, non-deductible expenses, amortization methods on fixed income securities, a net operating loss, net paydown losses and fees received on trade settlements were reclassified to the following accounts:

	Paid-in capital	Undistributed (distributions in excess of) net investment income	Accumulated net realized gain (loss)
Series A	$(1,677)	$1,801	$(124)
Series C	—	$(160,645)	$160,645
Series E	—	$(1,019)	$1,019
Series M	—	$3,696,365	$(3,696,365)
Series P	$(559,294)	$(2,803,452)	$3,362,746
Series S	—	$1,358,949	$(1,358,949)

The tax character of distributions paid was as follows:

	Series A	Series C	Series E	Series M	Series S
Tax-exempt income[1]
3/31/16	—	—	$3,493,932	—	—
3/31/15	—	—	767,932	—	—
Ordinary income
3/31/16	$1,269,096	$13,479,155	104,054	$18,132,139	$8,701,778
3/31/15	—	$14,099,204	47,426	$10,128,091	$6,279,653
Long-term capital gains
3/31/16	—	2,097,544	—	35,241	—
3/31/15	—	4,184,272	3,433	—	—

Total
3/31/16	$1,269,096	$15,576,699	$3,597,986	$18,167,380	$8,701,778

3/31/15	—	$18,283,476	$ 818,791	$10,128,091	$6,279,653

[1]	The Funds designate these amounts paid during the fiscal year ended March 31, 2016 as exempt-interest dividends.

84	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2016

Notes to Financial Statements (continued)

As of March 31, 2016, the tax components of accumulated net earnings (losses) were as follows:

	Series A	Series C	Series E	Series M	Series P	Series S
Undistributed ordinary income	$162,714	—	$160,929	$1,244,066	—	—
Capital loss carryforwards	(267,381)	—	—	(1,334,791)	$(21,325,672)	$(2,758,832)
Net unrealized gains (losses)[1]	(686,817)	$11,713,408	4,680,483	4,894,374	(7,429,162)	(2,798,074)
Qualified late year losses[2]	—	(1,809,455)	—	—	(7,525,137)	(2,707,578)

Total	$(791,484)	$9,903,953	$4,841,412	$4,803,649	$(36,279,971)	$(8,264,484)

[1]

The differences between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, amortization methods for discounts on fixed income securities, the realization for tax purposes of unrealized gains (losses) on certain futures and options contracts, the accounting for swap agreements, the timing and recognition of partnership income, the realization for tax purposes of unrealized gain on investments in passive foreign investment companies, the classification of investments and the treatment of residual interests in tender option bond trusts.

[2]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of period end, the Funds below had capital loss carryforward available to offset future realized capital gains. These capital losses have no expiration date.

Series A	Series M	Series P	Series S
$267,381	$1,344,791	$21,325,672	$2,758,832

As of period end, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	Series A	Series C	Series E	Series M	Series P	Series S
Tax cost	$40,426,096	$339,587,670	$105,485,098	$1,017,102,622	$68,377,237	$329,561,159

Gross unrealized appreciation	$517,670	$14,668,010	$4,707,943	$8,701,185	—	$1,235,424
Gross unrealized depreciation	(1,203,807)	(2,719,978)	(27,327)	(1,972,589)	$(1,859,769)	(3,795,654)

Net unrealized appreciation (depreciation)	$(686,137)	$11,948,032	$4,680,616	$6,728,596	$(1,859,769)	$(2,560,230)

9. Bank Borrowings:

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders, under which the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2016 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statements of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended March 31, 2016, the Funds did not borrow under the credit agreement.

10. Principal Risks:

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Fund’s ability to buy or sell bonds. As a result, a Fund may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If the Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, certain Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers of securities owned by the Funds. Changes arising from the general economy, the overall market and local, regional or global political or/and social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2016	85

Notes to Financial Statements (continued)

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

The new TOB Trust structure resulting from compliance with the Volcker Rule remains untested. It is possible that regulators could take positions that could limit the market for such newly structured TOB Trust transactions or Series E’s ability to hold TOB Residuals. Under the new TOB Trust structure, Series E will have certain additional duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

There can be no assurance that Series E can successfully enter into restructured TOB Trust transactions in order to refinance its existing TOB Residual holdings prior to the compliance date for the Volcker Rule, which may require that Series E unwinds existing TOB Trusts.

Should short-term interest rates rise, Series E investments in TOB transactions may adversely affect Series E’s net investment income and dividends to shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect Series E’s NAV per share.

The SEC and various federal banking and housing agencies recently adopted credit risk retention rules for securitizations (the “Risk Retention Rules”), which take effect in December 2016. The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect Series E’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trust transactions constitute an important component of the municipal bond market. Accordingly, implementation of the Volcker Rule may adversely impact the municipal market, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. Any such developments could adversely affect Series E. The ultimate impact of these rules on the TOB market and the overall municipal market is not yet certain.

Counterparty Credit Risk: Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Fund.

For OTC options purchased, each Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Funds should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform. The Funds may be exposed to counterparty credit risk with respect to options written to the extent the Funds deposit collateral with its counterparty to a written option.

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: As of period end, Series E invested a significant portion of its assets in securities in the transportation sector. Changes in economic conditions affecting such sector would have a greater impact on Series E and could affect the value, income and/or liquidity of positions in such securities.

86	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2016

Notes to Financial Statements (continued)

Certain Funds may invest in securities that are rated below investment grade quality (sometimes called “junk bonds”), which are predominantly speculative, have greater credit risk and generally are less liquid and have more volatile prices than higher quality securities.

Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

Certain Funds invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Schedules of Investments. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

11. Capital Share Transactions:

Transactions in capital shares were as follows:

Series A	Period September 21, 2015[1] to March 31, 2016
Shares sold	3,929,406
Shares redeemed	—

Net increase	3,929,406

Series C	Year Ended March 31, 2016	Year Ended March 31, 2015
Shares sold	9,965,641	10,323,009
Shares redeemed	(9,396,922)	(6,803,698)

Net increase	568,719	3,519,311

Series E		Period August 4, 2014[1] to March 31, 2015
Shares sold	8,051,864	4,881,304
Shares redeemed	(2,426,136)	(253,209)

Net increase	5,625,728	4,628,095

[1] Commencement of operations.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2016	87

Notes to Financial Statements (concluded)

Series M	Year Ended March 31, 2016	Year Ended March 31, 2015
Shares sold	16,832,502	26,049,074
Shares redeemed	(13,111,139)	(8,132,394)

Net increase	3,721,363	17,916,680

Series P
Shares sold	6,646,111	24,033,692
Shares redeemed	(16,293,730)	(15,211,492)

Net increase (decrease)	(9,647,619)	8,822,200

Series S
Shares sold	5,677,362	9,544,967
Shares redeemed	(7,968,765)	(5,973,351)

Net increase (decrease)	(2,291,403)	3,571,616

12. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

Effective April 21, 2016, the credit agreement was extended until April 2017. The updated agreement includes the following terms: A fee of 0.12% per annum on the unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The commitment amounts remain unchanged. Administration, legal and arrangement fees in connection with the amended credit agreement, and along with commitment fees, are allocated among the Participating Funds based upon portions of the aggregate commitment available to them and relative net assets of the Participating Funds.

88	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2016

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock Allocation Target Shares and Shareholders of BlackRock Allocation Target Shares: Series A Portfolio, BlackRock Allocation Target Shares: Series C Portfolio, BlackRock Allocation Target Shares: Series E Portfolio, BlackRock Allocation Target Shares: Series M Portfolio, BlackRock Allocation Target Shares: Series P Portfolio and BlackRock Allocation Target Shares: Series S Portfolio:

We have audited the accompanying statements of assets and liabilities of the BlackRock Allocation Target Shares: Series A Portfolio, BlackRock Allocation Target Shares: Series C Portfolio, BlackRock Allocation Target Shares: Series E Portfolio, BlackRock Allocation Target Shares: Series M Portfolio, BlackRock Allocation Target Shares: Series P Portfolio and BlackRock Allocation Target Shares: Series S Portfolio (collectively, the “Funds”), including the schedules of investments, as of March 31, 2016, and the related statements of operations for the year then ended (as to BlackRock Allocation Target Shares: Series A Portfolio, for the period from September 21, 2015 (commencement of operations) to March 31, 2016), the statements of changes in net assets for each of the two years in the period then ended (as to BlackRock Allocation Target Shares: Series E Portfolio, for the period then ended and from August 4, 2014 (commencement of operations) to March 31, 2015 and as to BlackRock Allocation Target Shares: Series A Portfolio, for the period from September 21, 2015 (commencement of operations) to March 31, 2016), the financial highlights for each of the periods presented, and the statement of cash flows for BlackRock Allocation Target Shares: Series S Portfolio for the year then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2016, by correspondence with the custodian and brokers; where replies were not received from brokers, we perform other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the BlackRock Allocation Target Shares: Series A Portfolio, BlackRock Allocation Target Shares: Series C Portfolio, BlackRock Allocation Target Shares: Series E Portfolio, BlackRock Allocation Target Shares: Series M Portfolio, BlackRock Allocation Target Shares: Series P Portfolio and BlackRock Allocation Target Shares: Series S Portfolio, as of March 31, 2016, the results of their operations for the period then ended, the changes in their net assets and financial highlights for each of the periods presented, and cash flows for the BlackRock Allocation Target Shares: Series S Portfolio for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

May 24, 2016

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2016	89

Important Tax Information

The following information is provided with respect to the ordinary income distributions paid by the Funds for the fiscal year ended March 31, 2016.

Interest Related Dividends and Qualified Short-Term Capital Gains for Non-U.S. Residents[1]
	April 2015 — December 2015	January 2016 — March 2016
Series A	84.62%	58.61%
Series C	74.93%	80.14%
Series E	100.00%	—
Series M	93.69%	87.52%
Series S	90.33%	89.76%

Federal Obligation Interest[2]
		April 2015 — March 2016
Series C		2.36%
Series M		1.75%
Series S		0.54%

[1]	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

[2]

The law varies in each state as to whether and what percentage of ordinary income distributions is eligible for exemption from state income tax. We recommend that you consult your tax advisor to determine if any portion of the distributions you received are exempt from state income tax.

Additionally, Series C distributed long-term capital gains of $0.057356 and $0.005139 per share to shareholders of record on July 15, 2015 and December 21, 2015, respectively. Furthermore, Series M distributed long-term capital gains of $0.000668 per share to shareholders of record on July 15, 2015.

90	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2016

Officers and Trustees

Name, Address[1] and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Investment Company Directorships During Past Five Years
Independent Trustees[2]
Robert M. Hernandez 1944	Chair of the Board and Trustee	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director, TE Connectivity (electronics) from 2006 to 2012.	28 RICs consisting of 98 Portfolios	Chubb Limited (insurance company); Eastman Chemical Company
Fred G. Weiss 1941	Vice Chair of the Board and Trustee	Since 2007	Managing Director, FGW Consultancy LLC (consulting and investment company) since 1997; Director and Treasurer, Michael J. Fox Foundation for Parkinson’s Research since 2000; Director, BTG International plc (medical technology commercialization company) from 2001 to 2007.	28 RICs consisting of 98 Portfolios	Allergan plc (pharmaceuticals)
James H. Bodurtha 1944	Trustee	Since 2007	Director, The China Business Group, Inc. (consulting and investing firm) from 1996 to 2013 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	28 RICs consisting of 98 Portfolios	None
Bruce R. Bond 1946	Trustee	Since 2007	Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	28 RICs consisting of 98 Portfolios	None
Valerie G. Brown 1956	Trustee	Since 2015	Chief Executive Officer and Director, Cetera Financial Group (broker-dealer and registered investment adviser services) from 2009 to 2014; Director and Vice Chairman of the Board, Financial Services Institute (trade organization) from 2002 to 2014; Director and Committee Chair, Securities Industry and Financial Markets Association (trade organization) from 2006 to 2014.	28 RICs consisting of 98 Portfolios	None
Donald W. Burton 1944	Trustee	Since 2007	Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The Burton Partnership (QP), LP (an investment partnership) since 2000; Managing General Partner, The South Atlantic Venture Funds from 1983 to 2012; Director, IDology, Inc. (technology solutions) since 2006; Director, Knology, Inc. (telecommunications) from 1996 to 2012; Director, Capital Southwest (financial) from 2006 to 2012.	28 RICs consisting of 98 Portfolios	None
Honorable Stuart E. Eizenstat 1943	Trustee	Since 2007	Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) from 2007 to 2012; Member of the International Advisory Board GML Ltd. (energy) since 2003; Advisory Board Member, BT Americas (telecommunications) from 2004 to 2009.	28 RICs consisting of 98 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical; UPS Corporation (delivery service)
Kenneth A. Froot 1957	Trustee	Since 2007	Professor, Harvard University from 1993 to 2012.	28 RICs consisting of 98 Portfolios	None
John F. O’Brien 1943	Trustee	Since 2007	Chairman, Woods Hole Oceanographic Institute since 2009 and Trustee thereof from 2003 to 2009.	28 RICs consisting of 98 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)
Donald C. Opatrny 1952	Trustee	Since 2015	Trustee, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; Member of the Board and Investment Committee, University School since 2007; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President and Trustee, the Center for the Arts, Jackson Hole since 2011; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Trustee, Artstor (a Mellon Foundation affiliate) since 2010; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014.	28 RICs consisting of 98 Portfolios	None

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2016	91

Officers and Trustees (continued)

Name, Address[1] and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Investment Company Directorships During Past Five Years
Independent Trustees[2] (concluded)
Roberta Cooper Ramo 1942	Trustee	Since 2007	Shareholder and Attorney, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc., (retail) since 1999; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008; Vice President, Santa Fe Opera (non-profit) since 2011; Chair, Think New Mexico (non-profit), since 2013.	28 RICs consisting of 98 Portfolios	None
David H. Walsh 1941	Trustee	Since 2007	Director, National Museum of Wildlife Art since 2007; Trustee, University of Wyoming Foundation from 2008 to 2012; Director, The American Museum of Fly Fishing since 1997.	28 RICs consisting of 98 Portfolios	None

[1]    The address of each Trustee and Officer is c/o BlackRock, Inc., 55 East 52nd Street New York, NY 10055.

[2]    Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or charter or statute, or, in the case of an Independent Trustee, until December 31 of the year in which he or she turns 75. The Board has determined to extend the terms of Independent Trustees on a case-by-case basis, as appropriate. The Board has unanimously approved extending the mandatory retirement age for Messrs. Walsh and Weiss until January 31, 2017, which the Board believes to be in the best interests of shareholders of the Trust.

[3]      Date shown is the earliest date a person has served on this board. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trust’s board in 2007, those Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2005; Roberta Cooper Ramo, 1999; David H. Walsh, 2003; and Fred G. Weiss, 1998.

Interested Trustees[4]
Robert Fairbairn 1965	Trustee	Since 2015	Senior Managing Director of BlackRock since 2010; Global Head of BlackRock’s Retail and iShares businesses since 2012; Member of BlackRock’s Global Executive and Global Operating Committees; Head of BlackRock’s Global Client Group from 2009 to 2012; Chairman of BlackRock’s international businesses from 2007 to 2010.	28 RICs consisting of 98 Portfolios	None
Henry Gabbay 1947	Trustee	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	28 RICs consisting of 98 Portfolios	None
John M. Perlowski 1964	Trustee, President and Chief Executive Officer	Since 2015 (Trustee); Since 2010 (President and Chief Executive Officer)	Managing Director of BlackRock since 2009; Head of BlackRock Global Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.	136 RICs consisting of 329 Portfolios	None

[4]     Messrs. Fairbairn and Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock and its affiliates. Mr. Perlowski is also a board member of the BlackRock Closed-End Complex and the BlackRock Equity-Liquidity Complex. Mr. Gabbay may be deemed an “interested person” of the Trust based on his former positions with BlackRock and its affiliates. Mr. Gabbay does not currently serve as an officer or employee of BlackRock or its affiliates or own any securities of BlackRock or The PNC Financial Services Group, Inc. Mr. Gabbay is a non-management Interested Trustee. Interested Trustees serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or charter or statute, or until December 31 of the year in which they turn 72. Officers of the Trust serve at the pleasure of the Board.

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Officers and Trustees (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with Trust	Length of Time Served as an Officer	Principal Occupation(s) During Past Five Years
Officers[2]
John M. Perlowski 1964	Trustee, President and Chief Executive Officer	Since 2015 (Trustee); Since 2010 (President and Chief Executive Officer)	See Principal Occupations During Past Five Years under Interested Trustees for details.
Jennifer McGovern 1977	Vice President	Since 2014	Managing Director of BlackRock since 2016; Director of BlackRock from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock from 2008 to 2010.
Neal J. Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay M. Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer	Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Fernanda Piedra 1969	Anti-Money Laundering Compliance Officer	Since 2015	Director of BlackRock since 2014; Anti-Money Laundering Compliance Officer and Regional Head of Financial Crime for the Americas of BlackRock, Inc. since 2014; Head of Regulatory Changes and Remediation for the Asset Wealth Management Division of Deutsche Bank from 2010 to 2014; Vice President of Goldman Sachs (Anti-Money Laundering/Suspicious Activities Group) from 2004 to 2010.
Benjamin Archibald 1975	Secretary	Since 2012	Managing Director of BlackRock since 2014; Director of BlackRock from 2010 to 2013; Secretary of the iShares exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
[1] The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055. [2] Officers of the Trust serve at the pleasure of the Board.
Further information about the Trust’s Officers and Trustees is available in the Funds’ Statement of Additional Information, which can be obtained without charge by calling 1-800-882-0052.

Effective May 6, 2016, Valerie G. Brown resigned as a Trustee of the Trust.

Effective May 10, 2016, Kenneth A. Froot resigned as a Trustee of the Trust.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Accounting Agent, Administrator and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Custodian The Bank of New York Mellon New York, NY 10286	Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809
Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Distributor BlackRock Investments, LLC New York, NY 10022

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2016	93

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge, (1) by calling
(800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 882-0052 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

94	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2016

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

BATS-3/16-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-441-7762.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez

Fred G. Weiss

Stuart E. Eizenstat

Bruce R. Bond

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Funds:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
Series A Portfolio	$44,400	$40,000	$0	$0	$15,402	$15,402	$0	$0
Series C Portfolio	$39,588	$39,588	$0	$0	$15,402	$15,402	$0	$0
Series E Portfolio	$40,500	$40,500	$0	$0	$13,362	$13,362	$0	$0
Series M Portfolio	$35,638	$35,638	$0	$0	$15,402	$15,402	$0	$0
Series P Portfolio	$38,100	$38,100	$0	$0	$15,402	$15,402	$0	$0
Series S Portfolio	$39,588	$39,588	$0	$0	$15,402	$15,402	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,129,000	$2,391,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
Series A Portfolio	$15,402	$15,402
Series C Portfolio	$15,402	$15,402
Series E Portfolio	$13,362	$13,362
Series M Portfolio	$15,402	$15,402
Series P Portfolio	$15,402	$15,402
Series S Portfolio	$15,402	$15,402

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,129,000 and $2,391,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(b) Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Allocation Target Shares

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Allocation Target Shares

Date:	June 2, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Allocation Target Shares

Date:	June 2, 2016

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Allocation Target Shares

Date:	June 2, 2016